The Allstate Corporation Investor Supplement Fourth Quarter 2018 The consolidated financial statements and financial exhibits included herein are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes thereto included in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The results of operations for interim periods should not be considered indicative of results to be expected for the full year. Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles ("non-GAAP") are denoted with an asterisk (*). These measures are defined on the page "Definitions of Non-GAAP Measures" and are reconciled to the most directly comparable generally accepted accounting principles ("GAAP") measure herein.

The Allstate Corporation Investor Supplement - Fourth Quarter 2018 Table of Contents Consolidated Operations Allstate Life Statements of Operations 1 Segment Results and Other Statistics 36 Contribution to Income 2 Analysis of Net Income 37 Revenues 3 Return on Equity 38 Segment Results 4,5 Reserves and Contractholder Funds 39 Condensed Statements of Financial Position 6 Book Value per Common Share 7 Allstate Benefits Return on Common Shareholders' Equity 8 Segment Results and Other Statistics 40 Debt to Capital 9 Segment Premium and Other Statistics 41 Statements of Cash Flows 10 Return on Equity 42 Analysis of Deferred Policy Acquisition Costs 11,12 Policies in Force 13 Allstate Annuities Premiums Written for Allstate Protection and Service Businesses 14 Segment Results and Other Statistics 43 Catastrophe Losses 15 Analysis of Net Income 44 Prior Year Reserve Reestimates 16 Return on Equity 45 Historical Loss Reserves 17 Reserves and Contractholder Funds 46 Property-Liability Corporate and Other Segment Results 47 Results 18 Underwriting Results by Area of Business 19 Investments Catastrophe Experience 20 Consolidated Investments 48 Property-Liability Prior Year Reserve Reestimates 21 Investments by Segment 49 Catastrophe Losses included in Prior Year Reserve Reestimates 22 Unrealized Net Capital Gains and Losses by Type 50 Allstate Protection Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-tax) 51 Impact of Net Rate Changes Approved on Premiums Written 23 Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-tax) by Segment 52,53 Allstate Brand Profitability Measures 24 Investment Position and Results by Strategy 54 Allstate Brand Statistics 25 Investment Position and Results by Strategy by Segment 55,56 Esurance Brand Profitability Measures and Statistics 26 Performance-Based Investments 57 Encompass Brand Profitability Measures and Statistics 27 Limited Partnership Interests 58 Auto Profitability Measures by Brand 28 Homeowners Profitability Measures by Brand 29 Definitions of Non-GAAP Measures 59,60 Other Personal Lines Profitability Measures by Brand 30 Commercial Lines Profitability Measures 31 Discontinued Lines and Coverages Reserves 32 Service Businesses Segment Results 33 SquareTrade Results 34 Other Service Businesses Segments Results 35

The Allstate Corporation
Consolidated Statements of Operations

($ in millions, except per share data)	Three months ended								Twelve months ended	
	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2018	Dec. 31, 2017
Revenues										
Property and casualty insurance premiums [1]	$ 8,707	$ 8,595	$ 8,460	$ 8,286	$ 8,202	$ 8,121	$ 8,018	$ 7,959	$ 34,048	$ 32,300
Life premiums and contract charges [2]	625	612	612	616	601	593	591	593	2,465	2,378
Other revenue [3]	257	238	228	216	219	228	226	210	939	883
Net investment income	786	844	824	786	913	843	897	748	3,240	3,401
Realized capital gains and losses:										
Total other-than-temporary impairment ("OTTI") losses	(5)	(4)	(4)	-	(11)	(26)	(47)	(62)	(13)	(146)
OTTI losses reclassified (from) to other comprehensive income	1	(1)	-	(1)	(2)	(2)	(3)	3	(1)	(4)
Net OTTI losses recognized in earnings	(4)	(5)	(4)	(1)	(13)	(28)	(50)	(59)	(14)	(150)
Sales and valuation changes on equity investments and derivatives	(890)	181	(21)	(133)	140	131	131	193	(863)	595
Total realized capital gains and losses	(894)	176	(25)	(134)	127	103	81	134	(877)	445
Total revenues	9,481	10,465	10,099	9,770	10,062	9,888	9,813	9,644	39,815	39,407
Costs and expenses										
Property and casualty insurance claims and claims expense	6,081	5,817	5,792	5,149	5,279	5,545	5,689	5,416	22,839	21,929
Life contract benefits	488	498	483	504	507	456	486	474	1,973	1,923
Interest credited to contractholder funds	165	163	165	161	168	174	175	173	654	690
Amortization of deferred policy acquisition costs	1,336	1,317	1,296	1,273	1,239	1,200	1,176	1,169	5,222	4,784
Operating costs and expenses	1,642	1,510	1,384	1,333	1,451	1,421	1,288	1,282	5,869	5,442
Amortization of purchased intangible assets	36	24	23	22	25	25	24	25	105	99
Restructuring and related charges	18	16	27	22	32	14	53	10	83	109
Goodwill impairment	-	-	-	-	125	-	-	-	-	125
Interest expense	81	82	86	83	84	83	83	85	332	335
Total costs and expenses	9,847	9,427	9,256	8,547	8,910	8,918	8,974	8,634	37,077	35,436
Gain on disposition of operations	2	1	2	1	5	1	12	2	6	20
(Loss) income from operations before income tax expense	(364)	1,039	845	1,224	1,157	971	851	1,012	2,744	3,991
Income tax expense (benefit) [4]	(95) [6]	169 [6]	169	249	(92) [6]	305	272	317	492 [6]	802 [6]
Net (loss) income	$ (269)	$ 870	$ 676	$ 975	$ 1,249	$ 666	$ 579	$ 695	$ 2,252	$ 3,189
Preferred stock dividends	43	37	39	29	29	29	29	29	148	116
Net (loss) income applicable to common shareholders	$ (312)	$ 833	$ 637	$ 946	$ 1,220	$ 637	$ 550	$ 666	$ 2,104	$ 3,073
Earnings per common share: [5]										
Net (loss) income applicable to common shareholders per common share - Basic	$ (0.91)	$ 2.41	$ 1.82	$ 2.67	$ 3.41	$ 1.76	$ 1.51	$ 1.82	$ 6.05	$ 8.49
Weighted average common shares - Basic	341.9	346.0	349.2	354.1	357.5	361.3	363.6	365.7	347.8	362.0
Net (loss) income applicable to common shareholders per common share - Diluted	$ (0.91) [7]	$ 2.37	$ 1.80	$ 2.63	$ 3.35	$ 1.74	$ 1.49	$ 1.79	$ 5.96	$ 8.36
Weighted average common shares - Diluted	347.1	351.7	354.6	359.9	363.8	367.1	369.0	371.3	353.2	367.8
Cash dividends declared per common share	$ 0.46	$ 0.46	$ 0.46	$ 0.46	$ 0.37	$ 0.37	$ 0.37	$ 0.37	$ 1.84	$ 1.48

(1) Property and casualty insurance premiums are reported in the Property-Liability and Service Businesses results and include auto, homeowners and other personal lines insurance products, as well as consumer product protection plans, roadside assistance, and finance and insurance products.
(2) Life premiums and contract charges are reported in the Allstate Life, Allstate Benefits and Allstate Annuities results and include life insurance, voluntary accident and health insurance, and annuity products.
(3) Other revenue primarily represents fees collected from policyholders relating to premium installment payments, commissions on sales of non-proprietary products, fee-based services and other revenue transactions.
(4) On December 22, 2017, Public Law 115-97, known as the Tax Cuts and Jobs Act of 2017 ("Tax Legislation") became effective, permanently reducing the U.S. corporate income tax rate from 35% to 21% beginning January 1, 2018. As a result, the corporate tax rate is not comparable between periods.
(5) In accordance with GAAP, the quarter and year-to-date per share amounts are calculated discretely. Therefore, the sum of each quarter may not equal the year-to-date amount.
(6) Includes a $2 million Tax Legislation expense for the quarter ended December 31, 2018, a $31 million benefit for the quarter ended September 30, 2018, and a $506 million benefit for the year ended December 31, 2017.
(7) Calculation uses weighted average shares of 341.9 million which excludes weighted average diluted shares of 5.2 million due to a net loss reported for the three months ended December 31, 2018.

The Allstate Corporation 4Q18 Supplement 1

The Allstate Corporation
Contribution to Income

($ in millions, except per share data)

	Three months ended								Twelve months ended	
	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2018	Dec. 31, 2017
Contribution to income										
Net (loss) income applicable to common shareholders	$ (312)	$ 833	$ 637	$ 946	$ 1,220	$ 637	$ 550	$ 666	$ 2,104	$ 3,073
Realized capital gains and losses, after-tax	704	(141)	19	106	(90)	(67)	(53)	(88)	688	(298)
Valuation changes on embedded derivatives not hedged, after-tax	2	(1)	-	(4)	(2)	1	1	-	(3)	-
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax	1	1	3	2	2	2	3	3	7	10
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(1)	-	(1)	-	(1)	(1)	(1)	-	(2)	(3)
Business combination expenses and the amortization of purchased intangible assets, after-tax	35	20	18	17	17	17	16	29	90	79
Gain on disposition of operations, after-tax	(1)	(1)	(1)	(1)	(3)	(2)	(6)	(2)	(4)	(13)
Goodwill impairment	-	-	-	-	125	-	-	-	-	125
Tax Legislation expense (benefit)	2	(31)	-	-	(506)	-	-	-	(29)	(506)
Adjusted net income *	$ 430	$ 680	$ 675	$ 1,066	$ 762	$ 587	$ 510	$ 608	$ 2,851	$ 2,467
Income per common share - Diluted										
Net (loss) income applicable to common shareholders	$ (0.91)	$ 2.37	$ 1.80	$ 2.63	$ 3.35	$ 1.74	$ 1.49	$ 1.79	$ 5.96	$ 8.36
Realized capital gains and losses, after-tax	2.03	(0.40)	0.05	0.29	(0.25)	(0.18)	(0.14)	(0.24)	1.95	(0.81)
Valuation changes on embedded derivatives not hedged, after-tax	0.01	-	-	(0.01)	(0.01)	-	-	-	(0.01)	-
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax	-	-	-	-	0.01	0.01	0.01	0.01	0.02	0.03
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	-	-	-	-	-	-	-	(0.01)	(0.01)
Business combination expenses and the amortization of purchased intangible assets, after-tax	0.10	0.05	0.05	0.05	0.05	0.04	0.04	0.08	0.25	0.22
Gain on disposition of operations, after-tax	-	-	-	-	(0.01)	(0.01)	(0.02)	-	(0.01)	(0.04)
Goodwill impairment	-	-	-	-	0.34	-	-	-	-	0.34
Tax Legislation expense (benefit)	0.01	(0.09)	-	-	(1.39)	-	-	-	(0.08)	(1.38)
Adjusted net income *	$ 1.24	$ 1.93	$ 1.90	$ 2.96	$ 2.09	$ 1.60	$ 1.38	$ 1.64	$ 8.07	$ 6.71
Weighted average common shares - Diluted	347.1	351.7	354.6	359.9	363.8	367.1	369.0	371.3	353.2	367.8

The Allstate Corporation 4Q18 Supplement

2

The Allstate Corporation
Revenues

($ in millions)	Three months ended								Twelve months ended	
	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2018	Dec. 31, 2017
Property-Liability [1]										
Insurance premiums	$ 8,422	$ 8,320	$ 8,189	$ 8,019	$ 7,971	$ 7,896	$ 7,807	$ 7,759	$ 32,950	$ 31,433
Other revenue [2]	188	192	184	174	170	185	181	167	738	703
Net investment income	364	410	353	337	415	368	387	308	1,464	1,478
Realized capital gains and losses	(655)	126	(15)	(95)	99	82	85	135	(639)	401
Total Property-Liability revenues	8,319	9,048	8,711	8,435	8,655	8,531	8,460	8,369	34,513	34,015
Service Businesses										
Insurance premiums	285 [4]	275 [4]	271 [4]	267 [4]	231	225	211	200	1,098	867
Intersegment insurance premiums and service fees [3]	33	31	29	29	28	26	28	28	122	110
Other revenue [2]	34	16	16	16	16	17	17	16	82	66
Net investment income	9	7	6	5	5	4	4	3	27	16
Realized capital gains and losses	(5)	-	(2)	(4)	-	-	-	-	(11)	-
Total Service Businesses revenues	356	329	320	313	280	272	260	247	1,318	1,059
Allstate Life										
Premiums and contract charges	340	322	326	327	324	316	319	321	1,315	1,280
Other revenue [2]	35	30	28	26	33	26	28	27	119	114
Net investment income	125	128	130	122	127	119	123	120	505	489
Realized capital gains and losses	(5)	(3)	(3)	(3)	1	2	1	1	(14)	5
Total Allstate Life revenues	495	477	481	472	485	463	471	469	1,925	1,888
Allstate Benefits										
Premiums and contract charges	281	285	283	286	273	273	269	269	1,135	1,084
Net investment income	20	19	19	19	18	18	19	17	77	72
Realized capital gains and losses	(9)	2	-	(2)	-	1	-	-	(9)	1
Total Allstate Benefits revenues	292	306	302	303	291	292	288	286	1,203	1,157
Allstate Annuities										
Contract charges	4	5	3	3	4	4	3	3	15	14
Net investment income	253	260	293	290	338	324	354	289	1,096	1,305
Realized capital gains and losses	(194)	51	6	(29)	33	18	(5)	(2)	(166)	44
Total Allstate Annuities revenues	63	316	302	264	375	346	352	290	945	1,363
Corporate and Other										
Net investment income	15	20	23	13	10	10	10	11	71	41
Realized capital gains and losses	(26)	-	(11)	(1)	(6)	-	-	-	(38)	(6)
Total Corporate and Other revenues	(11)	20	12	12	4	10	10	11	33	35
Intersegment eliminations [3]	(33)	(31)	(29)	(29)	(28)	(26)	(28)	(28)	(122)	(110)
Consolidated revenues	$ 9,481	$ 10,465	$ 10,099	$ 9,770	$ 10,062	$ 9,888	$ 9,813	$ 9,644	$ 39,815	$ 39,407

(1) Allstate Protection and Discontinued Lines and Coverages segments comprise Property-Liability.

(2) Other revenue primarily represents fees collected from policyholders relating to premium installment payments, commissions on sales of non-proprietary products, fee-based services and other revenue transactions.

(3) Intersegment insurance premiums and service fees are primarily related to Arity and Allstate Roadside Services and are eliminated in the consolidated financial statements.

(4) Includes $21 million, $24 million, $26 million and $30 million of net premiums earned recognized as a result of the adoption of the revenue from contracts with customers accounting standard in the fourth, third, second and first quarter of 2018, respectively, with a corresponding increase in amortization of deferred policy acquisition costs related to protection plans sold directly to retailers for which SquareTrade is deemed to be the principal in the transaction.

The Allstate Corporation 4Q18 Supplement 3

The Allstate Corporation
Consolidating Segment Results

($ in millions)	Allstate Protection	Discontinued Lines	Property-Liability	Service Businesses	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Intersegment Eliminations	Consolidated
					Three months ended December 31, 2018					
Premiums and contract charges	$ 8,422	$ -	$ 8,422	$ 285	$ 340	$ 281	$ 4	$ -	$ -	$ 9,332
Intersegment insurance premiums and service fees	-	-	-	33	-	-	-	-	(33)	-
Other revenue	188	-	188	34	35	-	-	-	-	257
Claims and claims expense	(6,002)	(2)	(6,004)	(79)	-	-	-	-	2	(6,081)
Contract benefits and interest credited to contractholder funds	-	-	-	-	(288)	(154)	(211)	-	-	(653)
Amortization of deferred policy acquisition costs	(1,144)	-	(1,144)	(122)	(26)	(42)	(2)	-	-	(1,336)
Operating costs and expenses	(1,193)	(2)	(1,195)	(149)	(105)	(73)	(6)	(145)	31	(1,642)
Amortization of purchased intangible assets	(3)		(3)	(33)	-	-	-	-	-	(36)
Restructuring and related charges	(15)	-	(15)	(3)	-	-	-	-	-	(18)
Interest expense	-	-	-	-	-	-	-	(81)	-	(81)
Underwriting income (loss)	$ 253	$ (4)	249							
Net investment income			364	9	125	20	253	15	-	786
Realized capital gains and losses			(655)	(5)	(5)	(9)	(194)	(26)	-	(894)
Gain on disposition of operations			-	-	-	-	2	-	-	2
Income tax (expense) benefit			25	6	(14)	(4)	31	51	-	95
Preferred stock dividends			-	-	-	-	-	(43)	-	(43)
Net income (loss) applicable to common shareholders			$ (17)	$ (24)	$ 62	$ 19	$ (123)	$ (229)	$ -	$ (312)
Realized capital gains and losses, after-tax			516	4	4	7	153	20	-	704
Valuation changes on embedded derivatives not hedged, after-tax			-	-	-	-	2	-	-	2
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax			-	-	2	(1)	-	-	-	1
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax			(1)	-	-	-	-	-	-	(1)
Business combination expenses and the amortization of purchased intangible assets, after-tax			2	26	-	-	-	7	-	35
Gain on disposition of operations, after-tax			-	-	-	-	(1)	-	-	(1)
Tax Legislation expense (benefit)			2	-	-	-	-	-	-	2
Adjusted net income (loss) *			$ 502	$ 6 [(1)]	$ 68 [(1)]	$ 25 [(1)]	$ 31 [(1)]	$ (202) [(1)]	$ -	$ 430
					Three months ended December 31, 2017					
Premiums and contract charges	$ 7,971	$ -	$ 7,971	$ 231	$ 324	$ 273	$ 4	$ -	$ -	$ 8,803
Intersegment insurance premiums and service fees	-	-	-	28	-	-	-	-	(28)	-
Other revenue	170	-	170	16	33	-	-	-	-	219
Claims and claims expense	(5,187)	(3)	(5,190)	(90)	-	-	-	-	1	(5,279)
Contract benefits and interest credited to contractholder funds	-	-	-	-	(281)	(152)	(242)	-	-	(675)
Amortization of deferred policy acquisition costs	(1,091)	-	(1,091)	(79)	(30)	(37)	(2)	-	-	(1,239)
Operating costs and expenses	(1,124)	(1)	(1,125)	(132)	(98)	(70)	(9)	(44)	27	(1,451)
Amortization of purchased intangible assets	(2)		(2)	(23)	-	-	-	-	-	(25)
Goodwill impairment	-	-	-	-	-	-	-	(125)	-	(125)
Restructuring and related charges	(18)	-	(18)	(11)	(1)	(2)	-	-	-	(32)
Interest expense	-	-	-	-	-	-	-	(84)	-	(84)
Underwriting income (loss)	$ 719	$ (4)	715							
Net investment income			415	5	127	18	338	10	-	913
Realized capital gains and losses			99	-	1	-	33	(6)	-	127
Gain on disposition of operations			4	-	-	-	1	-	-	5
Income tax (expense) benefit			(466)	150	312	40	139	(83)	-	92
Preferred stock dividends			-	-	-	-	-	(29)	-	(29)
Net income (loss) applicable to common shareholders			$ 767	$ 95	$ 387	$ 70	$ 262	$ (361)	$ -	$ 1,220
Realized capital gains and losses, after-tax			(73)	-	-	1	(22)	4	-	(90)
Valuation changes on embedded derivatives not hedged, after-tax			-	-	-	-	(2)	-	-	(2)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax			-	-	2	-	-	-	-	2
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax			(1)	-	-	-	-	-	-	(1)
Business combination expenses and the amortization of purchased intangible assets, after-tax			2	15	-	-	-	-	-	17
Gain on disposition of operations, after-tax			(2)	-	-	-	(1)	-	-	(3)
Goodwill impairment			-	-	-	-	-	125	-	125
Tax Legislation expense (benefit)			65	(134)	(332)	(51)	(182)	128	-	(506)
Adjusted net income (loss) *			$ 758	$ (24) [(1)]	$ 57 [(1)]	$ 20 [(1)]	$ 55 [(1)]	$ (104) [(1)]	$ -	$ 762

[(1)] Adjusted net income is the segment measure used for each business.

The Allstate Corporation 4Q18 Supplement

4

The Allstate Corporation
Consolidating Segment Results

($ in millions)	Allstate Protection	Discontinued Lines	Property-Liability	Service Businesses	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Intersegment Eliminations	Consolidated
					Twelve months ended December 31, 2018					
Premiums and contract charges	$ 32,950	$ -	$ 32,950	$ 1,098	$ 1,315	$ 1,135	$ 15	$ -	$ -	$ 36,513
Intersegment insurance premiums and service fees	-	-	-	122	-	-	-	-	(122)	-
Other revenue	738	-	738	82	119	-	-	-	-	939
Claims and claims expense	(22,408)	(87)	(22,495)	(351)	-	-	-	-	7	(22,839)
Contract benefits and interest credited to contractholder funds	-	-	-	-	(1,094)	(630)	(903)	-	-	(2,627)
Amortization of deferred policy acquisition costs	(4,475)	-	(4,475)	(463)	(132)	(145)	(7)	-	-	(5,222)
Operating costs and expenses	(4,531)	(3)	(4,534)	(511)	(369)	(285)	(32)	(253)	115	(5,869)
Amortization of purchased intangible assets	(11)	-	(11)	(94)	-	-	-	-	-	(105)
Restructuring and related charges	(76)	-	(76)	(4)	(3)	-	-	-	-	(83)
Interest expense	-	-	-	-	-	-	-	(332)	-	(332)
Underwriting income (loss)	$ 2,187	$ (90)	2,097							
Net investment income			1,464	27	505	77	1,096	71	-	3,240
Realized capital gains and losses			(639)	(11)	(14)	(9)	(166)	(38)	-	(877)
Gain on disposition of operations			-	-	-	-	6	-	-	6
Income tax (expense) benefit			(581)	20	(73)	(30)	66	106	-	(492)
Preferred stock dividends			-	-	-	-	-	(148)	-	(148)
Net income (loss) applicable to common shareholders			$ 2,341	$ (85)	$ 254	$ 113	$ 75	$ (594)	$ -	$ 2,104
Realized capital gains and losses, after-tax			500	9	11	7	131	30	-	688
Valuation changes on embedded derivatives not hedged, after-tax			-	-	-	-	(3)	-	-	(3)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax			-	-	8	(1)	-	-	-	7
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax			(2)	-	-	-	-	-	-	(2)
Business combination expenses and the amortization of purchased intangible assets, after-tax			9	74	-	-	-	7	-	90
Gain on disposition of operations, after-tax			-	-	-	-	(4)	-	-	(4)
Tax Legislation expense (benefit)			5	4	16	-	(69)	15	-	(29)
Adjusted net income (loss) *			$ 2,853	$ 2 (1)	$ 289 (1)	$ 119 (1)	$ 130 (1)	$ (542) (1)	$ -	$ 2,851
					Twelve months ended December 31, 2017					
Premiums and contract charges	$ 31,433	$ -	$ 31,433	$ 867	$ 1,280	$ 1,084	$ 14	$ -	$ -	$ 34,678
Intersegment insurance premiums and service fees	-	-	-	110	-	-	-	-	(110)	-
Other revenue	703	-	703	66	114	-	-	-	-	883
Claims and claims expense	(21,470)	(96)	(21,566)	(369)	-	-	-	-	6	(21,929)
Contract benefits and interest credited to contractholder funds	-	-	-	-	(1,047)	(599)	(967)	-	-	(2,613)
Amortization of deferred policy acquisition costs	(4,205)	-	(4,205)	(296)	(134)	(142)	(7)	-	-	(4,784)
Operating costs and expenses	(4,251)	(3)	(4,254)	(467)	(352)	(266)	(35)	(172)	104	(5,442)
Amortization of purchased intangible assets	(7)	-	(7)	(92)	-	-	-	-	-	(99)
Restructuring and related charges	(91)	-	(91)	(13)	(2)	(3)	-	-	-	(109)
Goodwill impairment	-	-	-	-	-	-	-	(125)	-	(125)
Interest expense	(1)	-	(1)	-	-	-	-	(334)	-	(335)
Underwriting income (loss)	$ 2,111	$ (99)	2,012							
Net investment income			1,478	16	489	72	1,305	41	-	3,401
Realized capital gains and losses			401	-	5	1	44	(6)	-	445
Gain on disposition of operations			14	-	-	-	6	-	-	20
Income tax (expense) benefit			(1,318)	193	224	(1)	58	42	-	(802)
Preferred stock dividends			-	-	-	-	-	(116)	-	(116)
Net income (loss) applicable to common shareholders			$ 2,587	$ 15	$ 577	$ 146	$ 418	$ (670)	$ -	$ 3,073
Realized capital gains and losses, after-tax			(272)	-	(2)	-	(28)	4	-	(298)
Valuation changes on embedded derivatives not hedged, after-tax			-	-	-	-	-	-	-	-
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax			-	-	10	-	-	-	-	10
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax			(3)	-	-	-	-	-	-	(3)
Business combination expenses and the amortization of purchased intangible assets, after-tax			5	60	-	-	-	14	-	79
Gain on disposition of operations, after-tax			(9)	-	-	-	(4)	-	-	(13)
Goodwill impairment			-	-	-	-	-	125	-	125
Tax Legislation expense (benefit)			65	(134)	(332)	(51)	(182)	128	-	(506)
Adjusted net income (loss) *			$ 2,373	$ (59) (1)	$ 253 (1)	$ 95 (1)	$ 204 (1)	$ (399) (1)	$ -	$ 2,467

(1) Adjusted net income is the segment measure used for each business.

The Allstate Corporation 4Q18 Supplement 5

The Allstate Corporation
Condensed Consolidated Statements of Financial Position

($ in millions)	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2017
Assets					
Investments					
Fixed income securities, at fair value (amortized cost $57,134, $57,618, $56,750, $56,209, and $57,525)	$ 57,170	$ 57,663	$ 56,891	$ 56,674	$ 58,992
Equity securities, at fair value (cost $4,489, $5,741, $5,846, $5,928 and $5,461)	5,036	6,965	6,888	6,986	6,621
Mortgage loans	4,670	4,592	4,535	4,679	4,534
Limited partnership interests	7,505	7,602	7,679	7,434	6,740
Short-term, at fair value (amortized cost $3,027, $3,071, $3,123, $3,424 and $1,944)	3,027	3,071	3,123	3,424	1,944
Other	3,852	4,075	4,125	4,092	3,972
Total investments	81,260	83,968	83,241	83,289	82,803
Cash	499	460	489	450	617
Premium installment receivables, net	6,154	6,196	5,953	5,856	5,786
Deferred policy acquisition costs	4,784	4,667	4,533	4,409	4,191
Reinsurance and indemnification recoverables, net	9,565	8,994	8,910	8,916	8,921
Accrued investment income	600	616	589	576	569
Property and equipment, net	1,045	1,032	1,040	1,060	1,072
Goodwill	2,530	2,189	2,189	2,189	2,181
Other assets	3,007	3,061	3,154	3,230	2,838
Separate Accounts	2,805	3,307	3,271	3,314	3,444
Total assets	$ 112,249	$ 114,490	$ 113,369	$ 113,289	$ 112,422

	Dec 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec 31, 2017
Liabilities					
Reserve for property and casualty insurance claims and claims expense	$ 27,423	$ 26,939	$ 26,623	$ 26,115	$ 26,325
Reserve for life-contingent contract benefits	12,208	12,214	12,213	12,333	12,549
Contractholder funds	18,371	18,650	18,888	19,139	19,434
Unearned premiums	14,510	14,408	13,824	13,448	13,473
Claim payments outstanding	1,007	904	894	865	875
Deferred income taxes	425	660	723	725	782
Other liabilities and accrued expenses	7,737	7,325	7,363	7,226	6,639
Long-term debt	6,451	6,450	6,448	6,847	6,350
Separate Accounts	2,805	3,307	3,271	3,314	3,444
Total liabilities	90,937	90,857	90,247	90,012	89,871
Equity					
Preferred stock and additional capital paid-in [1]	1,930	2,303	2,303	2,303	1,746
Common stock, 332 million, 345 million, 347 million, 352 million and 355 million shares outstanding [2]	9	9	9	9	9
Additional capital paid-in	3,310	3,441	3,391	3,367	3,313
Retained income	45,708	46,178	45,508	45,031	43,162
Deferred ESOP expense	(3)	(3)	(3)	(3)	(3)
Treasury stock, at cost (568 million, 555 million, 553 million, 548 million and 545 million shares)	(28,085)	(27,011)	(26,818)	(26,280)	(25,982)
Accumulated other comprehensive income:					
Unrealized net capital gains and losses	(2)	(16)	54	187	1,662
Unrealized foreign currency translation adjustments	(64)	(34)	(20)	(13)	(9)
Unrecognized pension and other postretirement benefit cost	(1,491)	(1,234)	(1,302)	(1,324)	(1,347)
Total accumulated other comprehensive (loss) income	(1,557)	(1,284)	(1,268)	(1,150)	306
Total shareholders' equity	21,312	23,633	23,122	23,277	22,551
Total liabilities and shareholders' equity	$ 112,249	$ 114,490	$ 113,369	$ 113,289	$ 112,422

(1) Preferred shares outstanding were 79.8 thousand at December 31, 2018, 95.2 thousand at September 30, 2018, June 30, 2018 and March 31, 2018 and 72.2 thousand at December 31, 2017.

(2) Common shares outstanding were 331,908,805, 344,950,779; 346,600,485; 352,133,515 and 354,690,536 as of December 31, 2018, September 30, 2018, June 30, 2018, March 31, 2018 and December 31, 2017, respectively.

The Allstate Corporation 4Q18 Supplement 6

The Allstate Corporation
Book Value per Common Share

($ in millions, except per share data)	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017
Book value per common share								
Numerator:								
Common shareholders' equity [(1)]	$ 19,382	$ 21,330	$ 20,819	$ 20,974	$ 20,805	$ 20,373	$ 19,755	$ 19,412
Denominator:								
Common shares outstanding and dilutive potential common shares outstanding	336.7	350.9	351.9	357.7	361.3	365.8	367.0	370.4
Book value per common share	$ 57.56	$ 60.79	$ 59.16	$ 58.64	$ 57.58	$ 55.69	$ 53.83	$ 52.41
Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities								
Numerator:								
Common shareholders' equity	$ 19,382	$ 21,330	$ 20,819	$ 20,974	$ 20,805	$ 20,373	$ 19,755	$ 19,412
Less: Unrealized net capital gains and losses on fixed income securities	-	(15)	55	187	757	1,028	1,013	831
Adjusted common shareholders' equity	$ 19,382	$ 21,345	$ 20,764	$ 20,787	$ 20,048	$ 19,345	$ 18,742	$ 18,581
Denominator:								
Common shares outstanding and dilutive potential common shares outstanding	336.7	350.9	351.9	357.7	361.3	365.8	367.0	370.4
Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities *	$ 57.56	$ 60.83	$ 59.01	$ 58.11	$ 55.49	$ 52.88	$ 51.07	$ 50.16

(1) Excludes equity related to preferred stock of $1,930 million at December 31, 2018, $2,303 million at September 30, 2018, June 30, 2018 and March 31, 2018 and $1,746 million at December 31, 2017.

The Allstate Corporation 4Q18 Supplement

7

The Allstate Corporation
Return on Common Shareholders' Equity

($ in millions)

	Twelve months ended							
	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017
Return on Common Shareholders' Equity								
Numerator:								
Net income applicable to common shareholders [1]	$ 2,104 [4]	$ 3,636 [4]	$ 3,440 [4]	$ 3,353 [4]	$ 3,073 [4]	$ 2,664	$ 2,518	$ 2,210
Denominator:								
Beginning common shareholders' equity [2]	$ 20,805	$ 20,373	$ 19,755	$ 19,412	$ 18,827	$ 19,188	$ 18,807	$ 18,594
Ending common shareholders' equity [2]	19,382	21,330	20,819	20,974	20,805	20,373	19,755	19,412
Average common shareholders' equity [3]	$ 20,094	$ 20,852	$ 20,287	$ 20,193	$ 19,816	$ 19,781	$ 19,281	$ 19,003
Return on common shareholders' equity	10.5 %	17.4 %	17.0 %	16.6 %	15.5 %	13.5 %	13.1 %	11.6 %
Adjusted Net Income Return on Common Shareholders' Equity								
Numerator:								
Adjusted net income * [1]	$ 2,851	$ 3,183	$ 3,090	$ 2,925	$ 2,467	$ 2,512	$ 2,399	$ 2,124
Denominator:								
Beginning common shareholders' equity	$ 20,805	$ 20,373	$ 19,755	$ 19,412	$ 18,827	$ 19,188	$ 18,807	$ 18,594
Less: Unrealized net capital gains and losses	1,662	1,651	1,526	1,256	1,053	1,817	1,624	1,200
Adjusted beginning common shareholders' equity	19,143	18,722	18,229	18,156	17,774	17,371	17,183	17,394
Ending common shareholders' equity	19,382	21,330	20,819	20,974	20,805	20,373	19,755	19,412
Less: Unrealized net capital gains and losses	(2)	(16)	54	187	1,662	1,651	1,526	1,256
Adjusted ending common shareholders' equity	19,384	21,346	20,765	20,787	19,143	18,722	18,229	18,156
Average adjusted common shareholders' equity [3]	$ 19,264	$ 20,034	$ 19,497	$ 19,472	$ 18,459	$ 18,047	$ 17,706	$ 17,775
Adjusted net income return on common shareholders' equity *	14.8 %	15.9 %	15.8 %	15.0 %	13.4 %	13.9 %	13.5 %	11.9 %

[1] Net income applicable to common shareholders and adjusted net income reflect a trailing twelve-month period.

[2] Excludes equity related to preferred stock of $1,930 million at December 31, 2018, $2,303 million at September 30, 2018, June 30, 2018 and March 31, 2018, and $1,746 million for all other periods presented.

[3] Average common shareholders' equity and average adjusted common shareholders' equity are determined using a two-point average, with the beginning and ending common shareholders' equity and adjusted common shareholders' equity, respectively, for the twelve-month period as data points.

[4] Includes a $29 million Tax Legislation benefit for the period ended December 31, 2018, $537 million benefit for the period ended September 30, 2018, and a $506 million benefit for the periods ended June 30, 2018, March 31, 2018 and December 31, 2017.

The Allstate Corporation 4Q18 Supplement

8

The Allstate Corporation
Debt to Capital

($ in millions)	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017
Debt								
Short-term debt	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Long-term debt	6,451	6,450	6,448	6,847	6,350	6,349	6,348	6,346
Total debt	$ 6,451	$ 6,450	$ 6,448	$ 6,847	$ 6,350	$ 6,349	$ 6,348	$ 6,346
Capital resources								
Debt	$ 6,451	$ 6,450	$ 6,448	$ 6,847	$ 6,350	$ 6,349	$ 6,348	$ 6,346
Shareholders' equity								
Preferred stock and additional capital paid-in	1,930	2,303	2,303	2,303	1,746	1,746	1,746	1,746
Common stock	9	9	9	9	9	9	9	9
Additional capital paid-in	3,310	3,441	3,391	3,367	3,313	3,330	3,269	3,285
Retained income	45,708	46,178	45,508	45,031	43,162	42,125	41,622	41,208
Deferred ESOP expense	(3)	(3)	(3)	(3)	(3)	(6)	(6)	(6)
Treasury stock	(28,085)	(27,011)	(26,818)	(26,280)	(25,982)	(25,413)	(25,241)	(24,887)
Unrealized net capital gains and losses	(2)	(16)	54	187	1,662	1,651	1,526	1,256
Unrealized foreign currency translation adjustments	(64)	(34)	(20)	(13)	(9)	(14)	(42)	(53)
Unrecognized pension and other postretirement benefit cost	(1,491)	(1,234)	(1,302)	(1,324)	(1,347)	(1,309)	(1,382)	(1,400)
Total shareholders' equity	21,312	23,633	23,122	23,277	22,551	22,119	21,501	21,158
Total capital resources	$ 27,763	$ 30,083	$ 29,570	$ 30,124	$ 28,901	$ 28,468	$ 27,849	$ 27,504
Ratio of debt to shareholders' equity	30.3 %	27.3 %	27.9 %	29.4 %	28.2 %	28.7 %	29.5 %	30.0 %
Ratio of debt to capital resources	23.2 %	21.4 %	21.8 %	22.7 %	22.0 %	22.3 %	22.8 %	23.1 %

The Allstate Corporation 4Q18 Supplement

9

The Allstate Corporation
Consolidated Statements of Cash Flows

($ in millions)	Three months ended								Twelve months ended	
	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2018	Dec. 31, 2017
Cash flows from operating activities										
Net income	$ (269)	$ 870	$ 676	$ 975	$ 1,249	$ 666	$ 579	$ 695	$ 2,252	$ 3,189
Adjustments to reconcile net income to net cash provided by operating activities:										
Depreciation, amortization and other non-cash items	135	128	126	122	125	120	119	119	511	483
Realized capital gains and losses	894	(176)	25	134	(127)	(103)	(81)	(134)	877	(445)
Gain on disposition of operations	(2)	(1)	(2)	(1)	(5)	(1)	(12)	(2)	(6)	(20)
Interest credited to contractholder funds	165	163	165	161	168	174	175	173	654	690
Goodwill impairment	-	-	-	-	125	-	-	-	-	125
Changes in:										
Policy benefits and other insurance reserves	344	112	342	(364)	(974)	1,048	45	183	434	302
Unearned premiums	130	574	415	(204)	(62)	491	282	(248)	915	463
Deferred policy acquisition costs	(93)	(123)	(90)	10	(38)	(111)	(79)	14	(296)	(214)
Premium installment receivables, net	26	(237)	(127)	(58)	136	(216)	(32)	(19)	(396)	(131)
Reinsurance recoverables, net	(518)	(94)	3	(12)	806	(1,023)	(5)	11	(621)	(211)
Income taxes	(129)	30	(438)	181	(364)	161	(326)	284	(356)	(245)
Other operating assets and liabilities	674	482	369	(318)	61	660	(174)	(219)	1,207	328
Net cash provided by operating activities	1,357	1,728	1,464	626	1,100	1,866	491	857	5,175	4,314
Cash flows from investing activities										
Proceeds from sales										
Fixed income securities	6,960	6,708	8,896	10,619	5,833	4,987	7,438	7,083	33,183	25,341
Equity securities	2,222	1,061	2,438	1,138	1,325	1,749	829	2,601	6,859	6,504
Limited partnership interests	274	308	129	53	358	286	271	210	764	1,125
Other investments	319	99	59	76	104	52	94	24	553	274
Investment collections										
Fixed income securities	1,078	946	859	583	1,156	975	1,034	1,029	3,466	4,194
Mortgage loans	151	63	269	46	123	172	82	223	529	600
Other investments	118	135	113	122	184	121	163	174	488	642
Investment purchases										
Fixed income securities	(7,911)	(8,648)	(10,612)	(9,789)	(7,210)	(6,721)	(8,414)	(8,800)	(36,960)	(31,145)
Equity securities	(1,145)	(890)	(2,366)	(1,535)	(1,289)	(1,823)	(1,090)	(2,383)	(5,936)	(6,585)
Limited partnership interests	(362)	(444)	(458)	(415)	(358)	(504)	(310)	(268)	(1,679)	(1,440)
Mortgage loans	(229)	(119)	(124)	(192)	(335)	(163)	(62)	(86)	(664)	(646)
Other investments	(198)	(151)	(205)	(330)	(299)	(168)	(313)	(219)	(884)	(999)
Change in short-term investments, net	160	(153)	1,021	(1,533)	353	115	570	1,572	(505)	2,610
Change in other investments, net	(70)	7	(8)	(27)	(2)	(135)	117	(10)	(98)	(30)
Purchases of property and equipment, net	(82)	(67)	(66)	(62)	(83)	(70)	(72)	(74)	(277)	(299)
Acquisition of operations	(548)	-	(5)	(5)	-	-	-	(1,356)	(558)	(1,356)
Net cash provided by (used in) investing activities	737	(1,145)	(60)	(1,251)	(140)	(1,127)	337	(280)	(1,719)	(1,210)
Cash flows from financing activities										
Proceeds from issuance of long-term debt	-	-	-	498	-	-	-	-	498	-
Redemption and repayment of long-term debt	1	-	(401)	-	-	-	-	-	(400)	-
Redemption of preferred stock	(385)	-	-	-	-	-	-	-	(385)	-
Proceeds from issuance of preferred stock	-	-	(1) [(1)]	558	-	-	-	-	557	-
Contractholder fund deposits	254	250	253	253	258	252	258	257	1,010	1,025
Contractholder fund withdrawals	(493)	(477)	(505)	(492)	(474)	(459)	(474)	(483)	(1,967)	(1,890)
Dividends paid on common stock	(159)	(160)	(163)	(132)	(134)	(134)	(135)	(122)	(614)	(525)
Dividends paid on preferred stock	(37)	(39)	(29)	(29)	(29)	(29)	(29)	(29)	(134)	(116)
Treasury stock purchases	(1,241)	(224)	(568)	(270)	(647)	(191)	(393)	(264)	(2,303)	(1,495)
Shares reissued under equity incentive plans, net	7	38	18	10	3	24	41	67	73	135
Other	(2)	-	31	62	(10)	6	(56)	3	91	(57)
Net cash (used in) provided by financing activities	(2,055)	(612)	(1,365)	458	(1,033)	(531)	(788)	(571)	(3,574)	(2,923)
Net increase (decrease) in cash	39	(29)	39	(167)	(73)	208	40	6	(118)	181
Cash at beginning of period	460	489	450	617	690	482	442	436	617	436
Cash at end of period	$ 499	$ 460	$ 489	$ 450	$ 617	$ 690	$ 482	$ 442	$ 499	$ 617

(1) Represents payment of issuance costs for March 29, 2018 preferred stock issuance.

The Allstate Corporation 4Q18 Supplement

10

The Allstate Corporation
Analysis of Deferred Policy Acquisition Costs

($ in millions)

Change in Deferred Policy Acquisition Costs
For the three months ended December 31, 2018

	Beginning balance Sept. 30, 2018	Acquisition costs deferred	Amortization before adjustments [1][2]	Amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged [2]	Amortization (acceleration) deceleration for changes in assumptions [2]	Effect of unrealized capital gains and losses	Ending balance Dec. 31, 2018
Allstate Protection	$ 1,624	$ 1,138	$ (1,144)	$ -	$ -	$ -	$ 1,618
Service Businesses	1,196	216	(122)	-	-	-	1,290
Allstate Life							
Traditional life and accident and health	481	18	(10)	-	-	-	489
Interest-sensitive life	783	17	(14)	(2)	-	27	811
Subtotal	1,264	35	(24)	(2)	-	27	1,300
Allstate Benefits							
Traditional life and accident and health	412	33	(37)	-	-	-	408
Interest-sensitive life	143	3	(6)	1	-	-	141
Subtotal	555	36	(43)	1	-	-	549
Allstate Annuities							
Fixed annuity	28	-	(2)	-	-	-	27
Consolidated	$ 4,667	$ 1,425	$ (1,335)	$ (1)	$ -	$ 27	$ 4,784

Change in Deferred Policy Acquisition Costs
For the three months ended December 31, 2017

	Beginning balance Sept. 30, 2017	Acquisition costs deferred	Amortization before adjustments [1][2]	Amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged [2]	Amortization (acceleration) deceleration for changes in assumptions [2]	Effect of unrealized capital gains and losses	Ending balance Dec. 31, 2017
Allstate Protection	$ 1,511	$ 1,090	$ (1,091)	$ -	$ -	$ -	$ 1,510
Service Businesses	921	112	(79)	-	-	-	954
Allstate Life							
Traditional life and accident and health	458	17	(10)	-	-	-	465
Interest-sensitive life	684	17	(18)	(2)	-	6	687
Subtotal	1,142	34	(28)	(2)	-	6	1,152
Allstate Benefits							
Traditional life and accident and health	399	35	(31)	-	-	-	403
Interest-sensitive life	139	6	(6)	-	-	-	139
Subtotal	538	41	(37)	-	-	-	542
Allstate Annuities							
Fixed annuity	35	-	(2)	-	-	-	33
Consolidated	$ 4,147	$ 1,277	$ (1,237)	$ (2)	$ -	$ 6	$ 4,191

[1] Amortization before adjustments reflects total DAC amortization before amortization/accretion related to realized capital gains and losses and valuation changes on embedded derivatives not hedged and amortization acceleration/deceleration for changes in assumptions.

[2] Included as a component of amortization of DAC on the Consolidated Statements of Operations.

The Allstate Corporation 4Q18 Supplement 11

The Allstate Corporation
Analysis of Deferred Policy Acquisition Costs

($ in millions)

	Change in Deferred Policy Acquisition Costs For the twelve months ended December 31, 2018							Reconciliation of Deferred Policy Acquisition Costs as of December 31, 2018		
	Beginning balance Dec. 31, 2017	Acquisition costs deferred	Amortization before adjustments [1][2]	Amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged [2]	Amortization (acceleration) deceleration for changes in assumptions [2]	Effect of unrealized capital gains and losses	Ending balance Dec. 31, 2018	DAC before impact of unrealized capital gains and losses	Impact of unrealized capital gains and losses	DAC after impact of unrealized capital gains and losses
Allstate Protection	$ 1,510	$ 4,583	$ (4,475)	$ -	$ -	$ -	$ 1,618	$ 1,618	$ -	$ 1,618
Service Businesses	954	799 [3]	(463) [3]	-	-	-	1,290	1,290	-	1,290
Allstate Life										
Traditional life and accident and health	465	65	(41)	-	-	-	489	489	-	489
Interest-sensitive life	687	65	(76)	(10)	(5)	150	811	846	(35)	811
Subtotal	1,152	130	(117)	(10)	(5)	150	1,300	1,335	(35)	1,300
Allstate Benefits										
Traditional life and accident and health	403	132	(127)	-	-	-	408	408	-	408
Interest-sensitive life	139	18	(23)	1	4	2	141	140	1	141
Subtotal	542	150	(150)	1	4	2	549	548	1	549
Allstate Annuities										
Fixed annuity	33	-	(7)	-	-	-	27	27	-	27
Consolidated	$ 4,191	$ 5,662	$ (5,212)	$ (9)	$ (1)	$ 152	$ 4,784	$ 4,818	$ (34)	$ 4,784

	Change in Deferred Policy Acquisition Costs For the twelve months ended December 31, 2017							Reconciliation of Deferred Policy Acquisition Costs as of December 31, 2017		
	Beginning balance Dec. 31, 2016	Acquisition costs deferred	Amortization before adjustments [1][2]	Amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged [2]	Amortization (acceleration) deceleration for changes in assumptions [2]	Effect of unrealized capital gains and losses	Ending balance Dec. 31, 2017	DAC before impact of unrealized capital gains and losses	Impact of unrealized capital gains and losses	DAC after impact of unrealized capital gains and losses
Allstate Protection	$ 1,432	$ 4,283	$ (4,205)	$ -	$ -	$ -	$ 1,510	$ 1,510	$ -	$ 1,510
Service Businesses	756	494 [4]	(296)	-	-	-	954	954	-	954
Allstate Life										
Traditional life and accident and health	438	66	(39)	-	-	-	465	465	-	465
Interest-sensitive life	762	66	(95)	(14)	14	(46)	687	872	(185)	687
Subtotal	1,200	132	(134)	(14)	14	(46)	1,152	1,337	(185)	1,152
Allstate Benefits										
Traditional life and accident and health	382	138	(117)	-	-	-	403	403	-	403
Interest-sensitive life	144	20	(24)	-	(1)	-	139	140	(1)	139
Subtotal	526	158	(141)	-	(1)	-	542	543	(1)	542
Allstate Annuities										
Fixed annuity	40	-	(7)	-	-	-	33	33	-	33
Consolidated	$ 3,954	$ 5,067	$ (4,783)	$ (14)	$ 13	$ (46)	$ 4,191	$ 4,377	$ (186)	$ 4,191

[1] Amortization before adjustments reflects total DAC amortization before amortization/accretion related to realized capital gains and losses and valuation changes on embedded derivatives not hedged and amortization acceleration/deceleration for changes in assumptions.

[2] Included as a component of amortization of DAC on the Consolidated Statements of Operations.

[3] At adoption of the revenue from contracts with customers accounting standard, SquareTrade recorded an increase of approximately $160 million in acquisition costs deferred and $101 million of amortization before adjustments related to protection plans sold directly to retailers for which SquareTrade is deemed to be the principal in the transaction.

[4] Includes $66 million recorded in connection with the SquareTrade acquisition on January 3, 2017.

The Allstate Corporation 4Q18 Supplement

12

The Allstate Corporation Policies in Force and Other Statistics Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Policies In Force statistics (in thousands) (1) 2018 2018 2018 2018 2017 2017 2017 2017 Allstate Protection Allstate brand Auto 20,104 19,912 19,810 19,617 19,580 19,513 19,548 19,565 Homeowners 6,186 6,145 6,121 6,093 6,088 6,071 6,075 6,090 Landlord 681 683 688 692 694 697 703 710 Renter 1,642 1,626 1,612 1,599 1,588 1,578 1,564 1,563 Condominium 668 665 664 663 663 662 662 663 Other 1,304 1,297 1,287 1,276 1,278 1,275 1,270 1,264 Other personal lines 4,295 4,271 4,251 4,230 4,223 4,212 4,199 4,200 Commercial lines 231 231 234 238 245 251 262 272 Total 30,816 30,559 30,416 30,178 30,136 30,047 30,084 30,127 Esurance brand Auto 1,488 1,463 1,432 1,399 1,352 1,369 1,388 1,400 Homeowners 95 92 88 84 79 76 69 63 Other personal lines 46 46 46 45 44 45 47 48 Total 1,629 1,601 1,566 1,528 1,475 1,490 1,504 1,511 Encompass brand Auto 502 504 507 517 530 548 571 595 Homeowners 239 240 243 248 254 262 273 284 Other personal lines 78 80 81 83 85 88 91 94 Total 819 824 831 848 869 898 935 973 Allstate Protection Policies in Force 33,264 32,984 32,813 32,554 32,480 32,435 32,523 32,611 Service Businesses SquareTrade 68,588 52,151 44,459 41,806 38,719 34,078 31,258 29,907 InfoArmor 1,040 - - - - - - - Allstate Roadside Services 663 671 681 692 699 708 724 743 Allstate Dealer Services 3,896 3,919 3,959 4,026 4,088 4,130 4,139 4,150 Total 74,187 56,741 49,099 46,524 43,506 38,916 36,121 34,800 Allstate Life 2,022 2,018 2,019 2,018 2,026 2,019 2,020 2,017 Allstate Benefits 4,208 4,241 4,283 4,260 4,033 4,035 4,064 3,992 Allstate Annuities 211 215 220 225 231 236 240 246 Total Policies in Force 113,892 96,199 88,434 85,581 82,276 77,641 74,968 73,666 Agency Data (2) (3) Total Allstate agencies 12,700 12,400 12,300 12,300 12,400 12,200 12,200 12,200 (4) Licensed sales professionals 26,900 25,600 25,200 24,700 24,800 23,900 24,000 23,600 (5) Allstate independent agencies 2,700 2,600 2,600 2,500 2,400 2,400 2,300 2,200 (1) Policy counts are based on items rather than customers. • A multi-car customer would generate multiple item (policy) counts, even if all cars were insured under one policy. • Commercial lines PIF for the agreement with a transportation network company reflects corporate contracts as opposed to individual driver counts. • Non-proprietary products offered by Ivantage (insurance agency) and Answer Financial (independent insurance agency) are not included. • Allstate Roadside Services reflects memberships in force and do not include their wholesale partners as the customer relationship is managed by the wholesale partner. • Allstate Dealer Services reflects service contracts and other products sold in conjunction with auto lending and vehicle sales transactions and do not include their third party administrators ("TPAs") as the customer relationship is managed by the TPAs. • SquareTrade represents active consumer product protection plans. • InfoArmor reflects individual customer counts for identity protection products. • Allstate Life insurance policies and Allstate Annuities in force reflect the number of contracts in force excluding sold blocks of business that remain on the balance sheet due to the dispositions of the business being effected through reinsurance arrangements. • Allstate Benefits reflects certificate counts as opposed to group counts. (2) Rounded to the nearest hundred. (3) Total Allstate agencies represents exclusive Allstate agencies and financial representatives in the United States and employee producers in Canada. (4) Represents employees of Allstate agencies who are licensed to sell Allstate products. (5) Includes 919 and 703 engaged Allstate independent agencies (“AIAs”) as of December 31, 2018 and December 31, 2017, respectively. Engaged AIAs, as currently determined, include those that achieve a minimum number of new policies written. The Allstate Corporation 4Q18 Supplement 13

The Allstate Corporation
Premiums Written for Allstate Protection and Service Businesses

($ in millions)

	Three months ended								Twelve months ended	
	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2018	Dec. 31, 2017
Allstate Protection										
Allstate brand [1]										
Auto	$ 5,272	$ 5,357	$ 5,211	$ 5,151	$ 4,956	$ 5,096	$ 4,925	$ 4,882	$ 20,991	$ 19,859
Homeowners	1,777	2,008	1,949	1,465	1,694	1,921	1,847	1,403	7,199	6,865
Landlord	133	139	131	121	132	138	130	120	524	520
Renter	70	86	77	69	68	86	75	67	302	296
Condominium	68	73	72	59	65	71	68	55	272	259
Other	149	174	195	126	145	159	168	126	644	598
Other personal lines	420	472	475	375	410	454	441	368	1,742	1,673
Commercial lines	177	173	172	137	125	116	124	123	659	488
Total	7,646	8,010	7,807	7,128	7,185	7,587	7,337	6,776	30,591	28,885
Esurance brand										
Auto	452	487	430	470	389	427	386	439	1,839	1,641
Homeowners	23	30	27	21	19	24	20	16	101	79
Other personal lines	2	2	2	2	2	2	2	2	8	8
Total	477	519	459	493	410	453	408	457	1,948	1,728
Encompass brand										
Auto	130	143	146	118	128	141	148	125	537	542
Homeowners	98	106	108	86	95	108	112	91	398	406
Other personal lines	19	22	21	19	20	22	25	20	81	87
Total	247	271	275	223	243	271	285	236	1,016	1,035
Total Allstate Protection										
Auto	5,854	5,987	5,787	5,739	5,473	5,664	5,459	5,446	23,367	22,042
Homeowners	1,898	2,144	2,084	1,572	1,808	2,053	1,979	1,510	7,698	7,350
Other personal lines	441	496	498	396	432	478	468	390	1,831	1,768
Commercial lines	177	173	172	137	125	116	124	123	659	488
Total	8,370	8,800	8,541	7,844	7,838	8,311	8,030	7,469	33,555	31,648
Discontinued Lines and Coverages	-	-	-	-	-	-	-	-	-	-
Total Property-Liability	$ 8,370	$ 8,800	$ 8,541	$ 7,844	$ 7,838	$ 8,311	$ 8,030	$ 7,469	$ 33,555	$ 31,648
Service Businesses [2]										
SquareTrade	$ 323	$ 194	$ 126	$ 130	$ 156	$ 104	$ 85	$ 81	$ 773	$ 426
Allstate Roadside Services	61	65	68	65	60	68	66	69	259	263
Allstate Dealer Services	105	99	103	92	93	100	108	104	399	405
Total	$ 489	$ 358	$ 297	$ 287	$ 309	$ 272	$ 259	$ 254	$ 1,431	$ 1,094
Total premiums written	$ 8,859	$ 9,158	$ 8,838	$ 8,131	$ 8,147	$ 8,583	$ 8,289	$ 7,723	$ 34,986	$ 32,742
Non-Proprietary Premiums										
Ivantage [3]	$ 1,780	$ 1,758	$ 1,719	$ 1,679	$ 1,643	$ 1,609	$ 1,584	$ 1,566	$ 1,780	$ 1,643
Answer Financial [4]	140	156	156	148	137	153	148	153	600	591
[1] **Canada premiums included in Allstate brand**										
Auto	$ 220	$ 244	$ 245	$ 186	$ 196	$ 236	$ 228	$ 171	$ 895	$ 831
Homeowners	68	77	77	50	59	69	65	44	272	237
Other personal lines	23	25	29	14	15	19	16	12	91	62
Total	$ 311	$ 346	$ 351	$ 250	$ 270	$ 324	$ 309	$ 227	$ 1,258	$ 1,130

[2] There are no premiums written for Arity or InfoArmor, which are part of the Service Businesses segment.

[3] Represents non-proprietary premiums under management as of the end of the period related to personal and commercial line products offered by Ivantage when an Allstate product is not available. Fees for the three and twelve months ended December 31, 2018 were $39.3 million and $165.2 million, respectively.

[4] Represents non-proprietary premiums written for the period. Commissions earned for the three and twelve months ended December 31, 2018 were $16.7 million and $70.5 million, respectively.

The Allstate Corporation 4Q18 Supplement 14

The Allstate Corporation
Catastrophe Losses

($ in millions)

	Three months ended								Twelve months ended	
	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2018	Dec. 31, 2017
Allstate Protection										
Allstate brand										
Auto	$ 53	$ 113	$ 160	$ (1)	$ 33	$ 366	$ 208	$ 65	$ 325	$ 672
Homeowners	798 [2]	418	627	300	480	383	650	575	2,143	2,088
Other personal lines	87	51	46	27	20	65	57	59	211	201
Commercial lines	9	6	4	3	2	13	2	7	22	24
Total	947	588	837	329	535	827	917	706	2,701	2,985
Esurance brand										
Auto	2	8	15	2	-	15	15	4	27	34
Homeowners	4	6	14	1	1	2	9	4	25	16
Total	6	14	29	3	1	17	24	8	52	50
Encompass brand										
Auto	(1)	2	4	1	-	1	7	4	6	12
Homeowners	9	20	34	26	59	11	42	61	89	173
Other personal lines	2	1	2	2	3	-	3	2	7	8
Total	10	23	40	29	62	12	52	67	102	193
Total Allstate Protection										
Auto	54	123	179	2	33	382	230	73	358	718
Homeowners	811	444	675	327	540	396	701	640	2,257	2,277
Other personal lines	89	52	48	29	23	65	60	61	218	209
Commercial lines	9	6	4	3	2	13	2	7	22	24
Total	963	625	906	361	598	856	993	781	2,855	3,228
Discontinued Lines and Coverages	-	-	-	-	-	-	-	-	-	-
Total Property-Liability	$ 963	$ 625	$ 906	$ 361	$ 598	$ 856	$ 993	$ 781	$ 2,855	$ 3,228
Service Businesses [1]	$ -	$ -	$ -	$ -	$ 1	$ 5	$ -	$ -	$ -	$ 6
Total catastrophe losses	$ 963	$ 625	$ 906	$ 361	$ 599	$ 861	$ 993	$ 781	$ 2,855	$ 3,234

[1] Catastrophe losses relate to Allstate Dealer Services.

[2] Includes $60 million related reinsurance premiums that were required to be accelerated in conjunction with the reinstatement of certain coverage layers.

The Allstate Corporation 4Q18 Supplement 15

The Allstate Corporation Prior Year Reserve Reestimates ($ in millions) Twelve months ended December 31, 2018 2017 2016 Prior Year Reserve Reestimates (1) Allstate brand $ (332) $ (585) $ (110) Esurance brand 3 (2) (21) Encompass brand (11) (14) 5 Allstate Protection (340) (601) (126) Discontinued Lines and Coverages 87 96 105 Total Property-Liability $ (253) $ (505) $ (21) Service Businesses $ (2) $ 2 $ 4 Total prior year reserve reestimates $ (255) $ (503) $ (17) Effect of Prior Year Reserve Reestimates on Combined Ratio (1)(2) Allstate brand (1.0) (1.9) (0.3) Esurance brand - - (0.1) Encompass brand - - - Allstate Protection (1.0) (1.9) (0.4) Discontinued Lines and Coverages 0.2 0.3 0.3 Total Property-Liability (0.8) (1.6) (0.1) Service Businesses - - - Total prior year reserve reestimates (0.8) (1.6) (0.1) (1) Favorable reserve reestimates are shown in parentheses. (2) Calculated using the total premiums earned for Allstate Protection, Discontinued Lines and Coverages and Service Businesses for the respective period. The Allstate Corporation 4Q18 Supplement 16

The Allstate Corporation
Historical Loss Reserves

($ in millions)	As of and for the twelve months ended December 31,				
	2018	2017	2016	2015	2014
(net of reinsurance)					
Net reserve for claims and claims expense, beginning of year	$ 19,854	$ 19,066	$ 17,977	$ 17,229	$ 17,193
Acquisitions	-	17	-	-	-
Claims and claims expense					
Provision attributable to the current year	23,094	22,432	22,238	20,953	19,512
Change in provision attributable to prior years [(1)]	(255)	(503)	(17)	81	(84)
Total claims and claims expense	22,839	21,929	22,221	21,034	19,428
Payments					
Claims and claims expense attributable to current year	(14,938)	(14,194)	(14,222)	(13,660)	(12,924)
Claims and claims expense attributable to prior years	(7,487)	(6,964)	(6,910)	(6,626)	(6,468)
Total payments	(22,425)	(21,158)	(21,132)	(20,286)	(19,392)
Net reserve for claims and claims expense, end of year [(2)]	$ 20,268	$ 19,854	$ 19,066	$ 17,977	$ 17,229
Percent change in loss reserves	2.1 %	4.1 %	6.1 %	4.3 %	0.2 %

(1) Reserve reestimates due to:					
Asbestos and environmental claims	$ 64	$ 71	$ 90	$ 40	$ 102
All other property and casualty claims	(319)	(574)	(107)	41	(186)
Change in pre-tax reserve	$ (255)	$ (503)	$ (17)	$ 81	$ (84)

(2) Net reserves for claims and claims expense are net of expected reinsurance and indemnification recoveries of $7.16 billion, $6.47 billion, $6.18 billion, $5.89 billion and $5.69 billion at December 31, 2018, 2017, 2016, 2015, and 2014, respectively.

The Allstate Corporation 4Q18 Supplement 17

The Allstate Corporation
Property-Liability Results

($ in millions)

	Three months ended								Twelve months ended	
	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2018	Dec. 31, 2017
Premiums written	$ 8,370	$ 8,800	$ 8,541	$ 7,844	$ 7,838	$ 8,311	$ 8,030	$ 7,469	$ 33,555	$ 31,648
Decrease (increase) in unearned premiums	99	(505)	(347)	209	139	(456)	(239)	298	(544)	(258)
Other	(47)	25	(5)	(34)	(6)	41	16	(8)	(61)	43
Premiums earned	8,422	8,320	8,189	8,019	7,971	7,896	7,807	7,759	32,950	31,433
Other revenue	188	192	184	174	170	185	181	167	738	703
Claims and claims expense	(6,004)	(5,729)	(5,704)	(5,058)	(5,190)	(5,441)	(5,607)	(5,328)	(22,495)	(21,566)
Amortization of deferred policy acquisition costs	(1,144)	(1,133)	(1,110)	(1,088)	(1,091)	(1,060)	(1,032)	(1,022)	(4,475)	(4,205)
Operating costs and expenses	(1,198)	(1,162)	(1,118)	(1,067)	(1,127)	(1,084)	(1,033)	(1,018)	(4,545)	(4,262)
Restructuring and related charges	(15)	(15)	(25)	(21)	(18)	(12)	(51)	(10)	(76)	(91)
Underwriting income	249	473	416	959	715	484	265	548	2,097	2,012
Net investment income	364	410	353	337	415	368	387	308	1,464	1,478
Income tax expense on operations	(112)	(178)	(157)	(268)	(373)	(271)	(207)	(268)	(715)	(1,119)
Realized capital gains and losses, after-tax	(516)	103	(12)	(75)	73	54	56	89	(500)	272
Gain on disposition of operations, after-tax	-	-	-	-	2	1	6	-	-	9
Tax Legislation expense	(2)	(3)	-	-	(65)	-	-	-	(5)	(65)
Net (loss) income applicable to common shareholders	$ (17)	$ 805	$ 600	$ 953	$ 767	$ 636	$ 507	$ 677	$ 2,341	$ 2,587
Catastrophe losses	$ 963	$ 625	$ 906	$ 361	$ 598	$ 856	$ 993	$ 781	$ 2,855	$ 3,228
Amortization of purchased intangible assets	$ 3	$ 4	$ 3	$ 1	$ 2	$ 2	$ 1	$ 2	$ 11	$ 7
Operating ratios										
Claims and claims expense ("loss") ratio	71.3	68.8	69.6	63.0	65.1	68.9	71.8	68.6	68.2	68.6
Expense ratio [(1)]	25.7	25.5	25.3	25.0	25.9	25.0	24.8	24.3	25.4	25.0
Combined ratio	97.0	94.3	94.9	88.0	91.0	93.9	96.6	92.9	93.6	93.6
Loss ratio	71.3	68.8	69.6	63.0	65.1	68.9	71.8	68.6	68.2	68.6
Less: effect of catastrophe losses	11.4	7.5	11.1	4.5	7.5	10.9	12.7	10.1	8.7	10.3
effect of prior year non-catastrophe reserve reestimates	(1.2)	0.1	(1.7)	(0.7)	(2.2)	(1.6)	(1.0)	(1.3)	(0.9)	(1.6)
Underlying loss ratio *	61.1	61.2	60.2	59.2	59.8	59.6	60.1	59.8	60.4	59.9
Reconciliation of combined ratio to underlying combined ratio										
Combined ratio	97.0	94.3	94.9	88.0	91.0	93.9	96.6	92.9	93.6	93.6
Effect of catastrophe losses	(11.4)	(7.5)	(11.1)	(4.5)	(7.5)	(10.9)	(12.7)	(10.1)	(8.7)	(10.3)
Effect of prior year non-catastrophe reserve reestimates	1.2	(0.1)	1.7	0.7	2.2	1.6	1.0	1.3	0.9	1.6
Effect of amortization of purchased intangible assets	-	(0.1)	-	-	-	-	-	-	-	-
Underlying combined ratio *	86.8	86.6	85.5	84.2	85.7	84.6	84.9	84.1	85.8	84.9
Effect of restructuring and related charges on combined ratio	0.2	0.2	0.3	0.3	0.2	0.2	0.7	0.1	0.2	0.3
Effect of Discontinued Lines and Coverages on combined ratio	-	0.9	-	-	-	1.1	0.1	-	0.2	0.3

[(1)] Other revenue is deducted from other costs and expenses in the expense ratio calculation.

The Allstate Corporation 4Q18 Supplement 18

The Allstate Corporation
Property-Liability Underwriting Results by Area of Business

($ in millions)

	Three months ended								Twelve months ended	
	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2018	Dec. 31, 2017
Property-Liability Underwriting Summary										
Allstate Protection	$ 253	$ 553	$ 419	$ 962	$ 719	$ 572	$ 270	$ 550	$ 2,187	$ 2,111
Discontinued Lines and Coverages	(4)	(80)	(3)	(3)	(4)	(88)	(5)	(2)	(90)	(99)
Underwriting income	$ 249	$ 473	$ 416	$ 959	$ 715	$ 484	$ 265	$ 548	$ 2,097	$ 2,012
Allstate Protection Underwriting Summary										
Premiums written	$ 8,370	$ 8,800	$ 8,541	$ 7,844	$ 7,838	$ 8,311	$ 8,030	$ 7,469	$ 33,555	$ 31,648
Premiums earned	$ 8,422	$ 8,320	$ 8,189	$ 8,019	$ 7,971	$ 7,896	$ 7,807	$ 7,759	$ 32,950	$ 31,433
Other revenue	188	192	184	174	170	185	181	167	738	703
Claims and claims expense	(6,002)	(5,649)	(5,702)	(5,055)	(5,187)	(5,353)	(5,604)	(5,326)	(22,408)	(21,470)
Amortization of deferred policy acquisition costs	(1,144)	(1,133)	(1,110)	(1,088)	(1,091)	(1,060)	(1,032)	(1,022)	(4,475)	(4,205)
Operating costs and expenses	(1,196)	(1,162)	(1,117)	(1,067)	(1,126)	(1,084)	(1,031)	(1,018)	(4,542)	(4,259)
Restructuring and related charges	(15)	(15)	(25)	(21)	(18)	(12)	(51)	(10)	(76)	(91)
Underwriting income	$ 253	$ 553	$ 419	$ 962	$ 719	$ 572	$ 270	$ 550	$ 2,187	$ 2,111
Catastrophe losses	$ 963	$ 625	$ 906	$ 361	$ 598	$ 856	$ 993	$ 781	$ 2,855	$ 3,228
Operating ratios										
Loss ratio	71.3	67.9	69.6	63.0	65.1	67.8	71.8	68.6	68.0	68.3
Expense ratio [(1)]	25.7	25.5	25.3	25.0	25.9	25.0	24.7	24.3	25.4	25.0
Combined ratio	97.0	93.4	94.9	88.0	91.0	92.8	96.5	92.9	93.4	93.3
Effect of catastrophe losses on combined ratio	11.4	7.5	11.1	4.5	7.5	10.9	12.7	10.1	8.7	10.3
Effect of restructuring and related charges on combined ratio	0.2	0.2	0.3	0.3	0.2	0.2	0.7	0.1	0.2	0.3
Effect of amortization of purchased intangible assets on combined ratio	-	0.1	-	-	-	-	-	-	-	-
Discontinued Lines and Coverages Underwriting Summary										
Premiums written	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Premiums earned	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Claims and claims expense	(2)	(80)	(2)	(3)	(3)	(88)	(3)	(2)	(87)	(96)
Operating costs and expenses	(2)	-	(1)	-	(1)	-	(2)	-	(3)	(3)
Underwriting loss	$ (4)	$ (80)	$ (3)	$ (3)	$ (4)	$ (88)	$ (5)	$ (2)	$ (90)	$ (99)
Effect of Discontinued Lines and Coverages on the Property-Liability combined ratio	-	0.9	-	-	-	1.1	0.1	-	0.2	0.3
Allstate Protection Underwriting Income (Loss) by Brand										
Allstate brand	$ 270	$ 554	$ 425	$ 957	$ 737	$ 562	$ 308	$ 594	$ 2,206	$ 2,201
Esurance brand	(9)	(10)	(9)	3	(1)	(19)	(26)	(10)	(25)	(56)
Encompass brand	(5)	10	4	4	(17)	29	(12)	(33)	13	(33)
Answer Financial	(3)	(1)	(1)	(2)	-	-	-	(1)	(7)	(1)
Underwriting income	$ 253	$ 553	$ 419	$ 962	$ 719	$ 572	$ 270	$ 550	$ 2,187	$ 2,111

(1) Other revenue is deducted from other costs and expenses in the expense ratio calculation.

The Allstate Corporation 4Q18 Supplement 19

The Allstate Corporation
Property-Liability Catastrophe Experience

Catastrophe by Size of Event

($ in millions)

Three months ended December 31, 2018

Size of catastrophe	Number of events			Claims and claims expense			Combined ratio impact		Average catastrophe loss per event
Greater than $250 million	1	3.7 %	$	469 [1]	48.7 %		5.6	$	469
$101 million to $250 million	2	7.4		325 [1]	33.7		3.8		163
$50 million to $100 million	-	-		-	-		-		-
Less than $50 million	24	88.9		96	10.0		1.1		4
Total	27	100.0 %		890	92.4		10.5		33
Prior year reserve reestimates				(20)	(2.1)		(0.2)		
Prior quarter reserve reestimates				93	9.7		1.1		
Total catastrophe losses [1]			$	963	100.0 %		11.4		

Twelve months ended December 31, 2018

Size of catastrophe	Number of events			Claims and claims expense			Combined ratio impact		Average catastrophe loss per event
Greater than $250 million	1	0.8 %	$	469 [1]	16.4 %		1.4	$	469
$101 million to $250 million	5	4.3		769 [1]	26.9		2.3		154
$50 million to $100 million	9	7.7		694	24.3		2.1		77
Less than $50 million	102	87.2		898	31.5		2.8		9
Total	117	100.0 %		2,830	99.1		8.6		24
Prior year reserve reestimates				25	0.9		0.1		
Total catastrophe losses [1]			$	2,855	100.0 %		8.7		

Effect of Catastrophe Losses on the Combined Ratio [2]

	Effect of all catastrophe losses on the combined ratio									Excludes the effect of catastrophe losses relating to earthquakes and hurricanes	
	Quarter 1	Quarter 2	Quarter 3	Quarter 4	Year		Premiums earned year-to-date		Total catastrophe losses by year	Total catastrophe losses by year	Effect on the property and casualty combined ratio
2009	7.8	12.5	6.2	5.0	7.9	$	26,194	$	2,069	$ 2,159	8.2
2010	10.0	9.8	5.9	8.3	8.5		25,957		2,207	2,272	8.8
2011	5.2	36.2	16.7	1.0	14.7		25,942		3,815	3,298	12.7
2012	3.9	12.3	3.1	15.7	8.8		26,737		2,345	1,324	5.0
2013	5.3	9.4	1.8	1.7	4.5		27,618		1,251	1,352	4.9
2014	6.3	13.0	7.1	1.3	6.9		28,929		1,993	2,000	6.9
2015	4.0	10.6	3.5	4.7	5.7		30,309		1,719	1,749	5.8
2016	10.9	12.5	6.2	3.9	8.4		30,727		2,571	2,419	7.9
2017	10.1	12.7	10.9	7.5	10.3		31,433		3,228	2,611	8.3
2018	4.5	11.1	7.5	11.4	8.7		32,950		2,855	2,653	8.1
Average	6.8	14.0	6.9	6.1	8.4						7.7

(1) Estimated reinsurance recoveries for the California Camp Fire and Hurricane Michael were $517 million and $190 million, respectively.

(2) Catastrophe losses and the effect on the combined ratio for 2016 - 2018 do not include Service Businesses. The periods 2009 through 2015 include historical Property-Liability results, which include Allstate Protection, Discontinued Lines and Coverages and Service Businesses. The effect on the combined ratio is calculated using total premiums earned.

The Allstate Corporation 4Q18 Supplement 20

The Allstate Corporation
Property-Liability Prior Year Reserve Reestimates

($ in millions)	Three months ended								Twelve months ended	
	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2018	Dec. 31, 2017
Prior Year Reserve Reestimates [1]										
Allstate Protection										
Allstate brand										
Auto	$ (94)	$ (97)	$ (155)	$ (101)	$ (149)	(189)	$ (61)	$ (86)	$ (447)	$ (485)
Homeowners	(35)	(17)	24	27	(45)	(42)	(17)	(27)	(1)	(131)
Other personal lines	12	8	(6)	(6)	6	3	(3)	6	8	12
Commercial lines	1	42	45	20	12	7	(2)	2	108	19
Total	(116)	(64)	(92)	(60)	(176)	(221)	(83)	(105)	(332)	(585)
Esurance brand										
Auto	2	-	(1)	1	-	-	1	-	2	1
Homeowners	1	1	1	(1)	-	(1)	(1)	-	2	(2)
Other personal lines	-	(1)	-	-	-	-	(1)	-	(1)	(1)
Total	3	-	-	-	-	(1)	(1)	-	3	(2)
Encompass brand										
Auto	(7)	(2)	(1)	-	(5)	-	(1)	-	(10)	(6)
Homeowners	2	3	2	6	-	1	(2)	3	13	2
Other personal lines	(4)	(4)	(6)	-	(5)	(3)	(5)	3	(14)	(10)
Total	(9)	(3)	(5)	6	(10)	(2)	(8)	6	(11)	(14)
Discontinued Lines and Coverages	2	80	2	3	3	88	3	2	87	96
Total Property-Liability	$ (120)	$ 13	$ (95)	$ (51)	$ (183)	$ (136)	$ (89)	$ (97)	$ (253)	$ (505)
Effect of Prior Year Reserve Reestimates on Combined Ratio [1][2]										
Allstate Protection										
Auto	(1.1)	(1.2)	(1.9)	(1.2)	(1.9)	(2.4)	(0.8)	(1.1)	(1.3)	(1.6)
Homeowners	(0.4)	(0.1)	0.3	0.4	(0.6)	(0.5)	(0.3)	(0.3)	-	(0.4)
Other personal lines	0.1	-	(0.1)	(0.1)	-	-	(0.1)	0.1	-	-
Commercial lines	-	0.5	0.5	0.2	0.2	0.1	-	-	0.3	0.1
Total	(1.4)	(0.8)	(1.2)	(0.7)	(2.3)	(2.8)	(1.2)	(1.3)	(1.0)	(1.9)
Discontinued Lines and Coverages	-	0.9	-	-	-	1.1	0.1	-	0.2	0.3
Total Property-Liability	(1.4)	0.1	(1.2)	(0.7)	(2.3)	(1.7)	(1.1)	(1.3)	(0.8)	(1.6)
Allstate Protection by brand										
Allstate brand	(1.3)	(0.8)	(1.1)	(0.8)	(2.2)	(2.8)	(1.1)	(1.4)	(1.0)	(1.9)
Esurance brand	-	-	-	-	-	-	-	-	-	-
Encompass brand	(0.1)	-	(0.1)	0.1	(0.1)	-	(0.1)	0.1	-	-
Total	(1.4)	(0.8)	(1.2)	(0.7)	(2.3)	(2.8)	(1.2)	(1.3)	(1.0)	(1.9)

[1] Favorable reserve reestimates are shown in parentheses.
[2] Calculated using the total premiums earned for Property-Liability for the respective period. Discontinued Lines and Coverages does not have premiums earned.

The Allstate Corporation 4Q18 Supplement 21

The Allstate Corporation
Property-Liability Catastrophe Losses included in Prior Year Reserve Reestimates

($ in millions)	Three months ended								Twelve months ended	
	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2018	Dec. 31, 2017
Allstate Protection [1]										
Allstate brand										
Auto	$ (2)	$ (4)	$ (5)	$ (27)	$ (1)	$ (5)	$ (1)	$ (7)	$ (38)	$ (14)
Homeowners	(19)	2	41 [3]	27	(4)	(3)	-	1	51	(6)
Other personal lines	1	-	-	(3)	(2)	-	(2)	7	(2)	3
Commercial lines	-	-	1	(1)	-	1	(1)	1	-	1
Total	(20)	(2)	37	(4)	(7)	(7)	(4)	2	11	(16)
Esurance brand										
Homeowners	-	1	1	-	-	-	(1)	-	2	(1)
Total	-	1	1	-	-	-	(1)	-	2	(1)
Encompass brand										
Auto	-	(1)	-	-	-	-	(1)	-	(1)	(1)
Homeowners	-	3	2	7	(1)	1	(2)	2	12	-
Other personal lines	-	-	-	1	-	(1)	1	-	1	-
Total	-	2	2	8	(1)	-	(2)	2	12	(1)
Total Allstate Protection										
Auto	(2)	(5)	(5)	(27)	(1)	(5)	(2)	(7)	(39)	(15)
Homeowners	(19)	6	44	34	(5)	(2)	(3)	3	65	(7)
Other personal lines	1	-	-	(2)	(2)	(1)	(1)	7	(1)	3
Commercial lines	-	-	1	(1)	-	1	(1)	1	-	1
Total	(20)	1	40	4	(8)	(7)	(7)	4	25	(18)
Discontinued Lines and Coverages	-	-	-	-	-	-	-	-	-	-
Total Property-Liability	$ (20)	$ 1	$ 40	$ 4	$ (8)	$ (7)	$ (7)	$ 4	$ 25	$ (18)
Effect of Catastrophe Losses included in Prior Year Reserve Reestimates on Combined Ratio [1][2]										
Allstate Protection										
Auto	-	(0.1)	(0.1)	(0.4)	-	(0.1)	-	(0.1)	(0.1)	(0.1)
Homeowners	(0.3)	0.1	0.6	0.4	(0.1)	-	(0.1)	-	0.2	-
Other personal lines	-	-	-	-	-	-	-	0.1	-	-
Commercial lines	-	-	-	-	-	-	-	-	-	-
Total	(0.3)	-	0.5	-	(0.1)	(0.1)	(0.1)	-	0.1	(0.1)
Allstate Protection by brand										
Allstate brand	(0.3)	-	0.5	(0.1)	(0.1)	(0.1)	(0.1)	-	-	(0.1)
Esurance brand	-	-	-	-	-	-	-	-	-	-
Encompass brand	-	-	-	0.1	-	-	-	-	0.1	-
Total	(0.3)	-	0.5	-	(0.1)	(0.1)	(0.1)	-	0.1	(0.1)

[1] Favorable reserve reestimates are shown in parentheses.
[2] Calculated using the total premiums earned for Property-Liability for the respective period. Discontinued Lines and Coverages does not have premiums earned or incur claims and claims expense related to catastrophes.
[3] Includes $37 million for Texas Windstorm Insurance Association assessments related to Hurricane Harvey, which occurred in third quarter 2017.

The Allstate Corporation 4Q18 Supplement 22

The Allstate Corporation
Allstate Protection Impact of Net Rate Changes Approved on Premiums Written

	Three months ended December 31, 2018 [1]			Three months ended September 30, 2018			Three months ended June 30, 2018		
	Number of locations [7]	Total brand (%) [8]	Location specific (%) [9]	Number of locations	Total brand (%)	Location specific (%)	Number of locations	Total brand (%)	Location specific (%)
Allstate brand									
Auto [2][3][4]	25	0.3	3.2	20	-	1.0	21	0.5	2.5
Homeowners [5][6]	18	1.1	4.6	10	0.4	3.6	5	0.1	1.8
Esurance brand									
Auto	8	0.3	1.3	14	0.9	3.4	8	0.5	2.9
Homeowners	1	0.4	9.9	-	-	-	-	-	-
Encompass brand									
Auto	4	0.5	2.6	7	0.6	4.6	5	1.0	7.9
Homeowners	3	1.2	8.2	11	2.7	7.8	7	0.7	6.1

	Three months ended March 31, 2018			Three months ended December 31, 2017			Three months ended September 30, 2017		
	Number of locations	Total brand (%)	Location specific (%)	Number of locations	Total brand (%)	Location specific (%)	Number of locations	Total brand (%)	Location specific (%)
Allstate brand									
Auto [2][3][4]	24	0.3	2.4	25	1.2 [10]	5.4 [10]	17	0.4	3.0
Homeowners [5][6]	14	1.1	4.9	11	0.2	1.5	8	0.5	5.3
Esurance brand									
Auto	2	0.1	4.5	7	0.8	4.2	16	1.6	5.9
Homeowners	5	1.7	6.4	3	4.5	18.5	-	-	-
Encompass brand									
Auto	4	0.3	3.0	8	1.7	5.7	8	0.8	4.5
Homeowners	3	0.1	2.0	7	0.9	4.5	6	0.9	6.0

(1) Rate changes include changes approved based on our net cost of reinsurance. These rate changes do not reflect initial rates filed for insurance subsidiaries initially writing business. Based on historical premiums written in those 50 states, the District of Columbia and Canadian provinces, rate changes approved for Allstate brand, Esurance brand and Encompass brand for the three month period ending December 31, 2018 are estimated to total $136 million. Rate changes do not include rating plan enhancements, including the introduction of discounts and surcharges that result in no change in the overall rate level in a location.

(2) Impacts of Allstate brand auto effective rate changes as a percentage of total brand prior year-end premiums written were 0.2%, 0.4%, 0.1%, 1.2%, 0.5% and 0.4% for the three months ended December 31, 2018, September 30, 2018, June 30, 2018, March 31, 2018, December 31, 2017 and September 30, 2017, respectively. Rate changes are included in the effective calculations in the period the rate change is effective for renewal contracts.

(3) Allstate brand auto rate changes were 1.1%, 2.0%, 2.4%, 2.6%, 4.0% and 4.1% for the trailing twelve months ended December 31, 2018, September 30, 2018, June 30, 2018, March 31, 2018, December 31, 2017 and September 30, 2017, respectively.

(4) Allstate brand auto rate changes were cumulatively $2.3 billion or 12.3% for 2018, 2017 and 2016.

(5) Impacts of Allstate brand homeowners effective rate changes as a percentage of total brand prior year-end premiums written were 0.2%, 0.4%, 0.3%, 1.0%, 0.1% and 0.6% for the three months ended December 31, 2018, September 30, 2018, June 30, 2018, March 31, 2018, December 31, 2017 and September 30, 2017, respectively.

(6) Allstate brand homeowner rate changes were cumulatively $386 million or 5.6% for 2018, 2017 and 2016.

(7) Allstate brand operates in 50 states, the District of Columbia, and 5 Canadian provinces. Esurance brand operates in 43 states. In the second quarter of 2018, Esurance brand discontinued its operation in Canada. Encompass operates in 40 states and the District of Columbia.

(8) Represents the impact in the states, the District of Columbia and Canadian provinces where rate changes were approved during the period as a percentage of total brand prior year-end premiums written.

(9) Represents the impact in the states, the District of Columbia and Canadian provinces where rate changes were approved during the period as a percentage of its respective total prior year-end premiums written in those same locations.

(10) Includes a rate increase in California in fourth quarter 2017. Excluding California, Allstate brand auto total brand and location specific rate changes were 0.5% and 4.2%, respectively, in fourth quarter 2017.

The Allstate Corporation 4Q18 Supplement 23

The Allstate Corporation
Allstate Brand Profitability Measures

($ in millions)

	Three months ended								Twelve months ended	
	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2018	Dec. 31, 2017
Net premiums written	$ 7,646	$ 8,010	$ 7,807	$ 7,128	$ 7,185	$ 7,587	$ 7,337	$ 6,776	$ 30,591	$ 28,885
Net premiums earned										
Auto	$ 5,275	$ 5,210	$ 5,131	$ 5,046	$ 5,003	$ 4,950	$ 4,884	$ 4,839	$ 20,662	$ 19,676
Homeowners	1,787	1,769	1,742	1,727	1,725	1,707	1,691	1,688	7,025	6,811
Other personal lines	432	432	432	420	419	414	411	405	1,716	1,649
Commercial lines	178	176	165	136	128	124	118	125	655	495
Total	$ 7,672	$ 7,587	$ 7,470	$ 7,329	$ 7,275	$ 7,195	$ 7,104	$ 7,057	$ 30,058	$ 28,631
Other revenue										
Auto	$ 65	$ 56	$ 56	$ 54	$ 53	$ 54	$ 54	$ 53	$ 231	$ 214
Homeowners	12	11	11	11	12	10	10	10	45	42
Other personal lines	34	36	34	28	30	38	33	26	132	127
Commercial lines	1	2	1	2	-	2	3	3	6	8
Other business lines [1]	39	47	41	41	39	45	45	39	168	168
Total	$ 151	$ 152	$ 143	$ 136	$ 134	$ 149	$ 145	$ 131	$ 582	$ 559
Incurred losses										
Auto	$ 3,530	$ 3,504	$ 3,437	$ 3,204	$ 3,289	$ 3,455	$ 3,442	$ 3,224	$ 13,675	$ 13,410
Homeowners	1,447	1,127	1,310	997	1,052	988	1,273	1,194	4,881	4,507
Other personal lines	317	306	260	258	226	312	258	265	1,141	1,061
Commercial lines	141	184	166	108	89	103	86	96	599	374
Total	$ 5,435	$ 5,121	$ 5,173	$ 4,567	$ 4,656	$ 4,858	$ 5,059	$ 4,779	$ 20,296	$ 19,352
Expenses										
Auto	$ 1,434	$ 1,394	$ 1,392	$ 1,317	$ 1,363	$ 1,288	$ 1,282	$ 1,216	$ 5,537	$ 5,149
Homeowners	454	440	413	410	433	410	381	397	1,717	1,621
Other personal lines	163	161	148	144	158	158	148	138	616	602
Commercial lines	38	37	37	37	37	38	37	36	149	148
Other business lines [1]	29	32	25	33	25	30	34	28	119	117
Total	$ 2,118	$ 2,064	$ 2,015	$ 1,941	$ 2,016	$ 1,924	$ 1,882	$ 1,815	$ 8,138	$ 7,637
Underwriting income (loss)										
Auto	$ 376	$ 368	$ 358	$ 579	$ 404	$ 261	$ 214	$ 452	$ 1,681	$ 1,331
Homeowners	(102)	213	30	331	252	319	47	107	472	725
Other personal lines	(14)	1	58	46	65	(18)	38	28	91	113
Commercial lines	-	(43)	(37)	(7)	2	(15)	(2)	(4)	(87)	(19)
Other business lines	10	15	16	8	14	15	11	11	49	51
Total	$ 270	$ 554	$ 425	$ 957	$ 737	$ 562	$ 308	$ 594	$ 2,206	$ 2,201
Loss ratio	70.9	67.5	69.2	62.3	64.0	67.5	71.2	67.7	67.6	67.6
Expense ratio [2]	25.6	25.2	25.1	24.6	25.9	24.7	24.5	23.9	25.1	24.7
Combined ratio	96.5	92.7	94.3	86.9	89.9	92.2	95.7	91.6	92.7	92.3
Loss ratio	70.9	67.5	69.2	62.3	64.0	67.5	71.2	67.7	67.6	67.6
Less: effect of catastrophe losses	12.3	7.8	11.2	4.5	7.4	11.5	12.9	10.0	9.0	10.4
effect of prior year non-catastrophe reserve reestimates	(1.2)	(0.8)	(1.7)	(0.8)	(2.3)	(3.0)	(1.1)	(1.5)	(1.1)	(2.0)
Underlying loss ratio *	59.8	60.5	59.7	58.6	58.9	59.0	59.4	59.2	59.7	59.2
Reconciliation of combined ratio to underlying combined ratio										
Combined ratio	96.5	92.7	94.3	86.9	89.9	92.2	95.7	91.6	92.7	92.3
Effect of catastrophe losses	(12.3)	(7.8)	(11.2)	(4.5)	(7.4)	(11.5)	(12.9)	(10.0)	(9.0)	(10.4)
Effect of prior year non-catastrophe reserve reestimates	1.2	0.8	1.7	0.8	2.3	3.0	1.1	1.5	1.1	2.0
Underlying combined ratio *	85.4	85.7	84.8	83.2	84.8	83.7	83.9	83.1	84.8	83.9
Effect of prior year reserve reestimates on combined ratio	(1.5)	(0.8)	(1.2)	(0.8)	(2.4)	(3.1)	(1.2)	(1.5)	(1.1)	(2.0)
Effect of advertising expenses on combined ratio	2.5	2.5	2.0	1.6	2.0	2.1	1.9	2.0	2.2	2.0

(1) Other business lines primarily include Ivantage and represent commissions earned and other costs and expenses.
(2) Other revenue is deducted from other costs and expenses in the expense ratio calculation.

The Allstate Corporation 4Q18 Supplement 24

The Allstate Corporation Allstate Brand Statistics (1) Three months ended Twelve months ended Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Dec. 31, 2018 2018 2018 2018 2017 2017 2017 2017 2018 2017 New Issued Applications (in thousands) (2) Auto 710 755 754 714 620 651 639 610 2,933 2,520 Homeowners 197 219 223 187 177 198 195 163 826 733 Average Premium - Gross Written ($) (3) Auto 578 572 566 564 561 556 544 538 570 550 Homeowners 1,243 1,238 1,226 1,212 1,206 1,203 1,192 1,187 1,231 1,197 Average Premium - Net Earned ($) (4) Auto 528 525 522 516 512 507 499 492 523 503 Homeowners 1,156 1,148 1,135 1,131 1,131 1,119 1,106 1,106 1,142 1,115 Annualized Average Premium ($) (5) Auto 1,050 1,047 1,036 1,029 1,022 1,015 999 989 1,028 1,005 Homeowners 1,156 1,152 1,138 1,134 1,133 1,125 1,117 1,112 1,136 1,119 Average Underlying Loss (Incurred Pure Premium) and Expense * ($) (6) Auto 983 968 961 926 963 925 925 899 948 927 Homeowners 716 753 720 720 679 689 668 682 721 677 Renewal Ratio (%) (7) Auto 88.5 88.7 88.5 88.3 87.8 87.7 87.4 87.4 88.5 87.6 Homeowners 88.5 88.3 87.7 87.5 87.5 87.5 87.0 87.1 88.0 87.3 Auto Property Damage (% change year-over-year) Gross claim frequency (8) (2.5) (2.7) (2.9) (2.5) (4.1) (8.0) (5.2) (3.9) (2.6) (5.3) Paid claim frequency (8) (0.6) 0.2 (3.0) (3.0) (5.2) (9.0) (3.4) (3.2) (1.7) (5.2) Paid claim severity (9) 7.4 7.7 3.7 4.7 6.7 4.9 1.6 4.8 5.9 4.5 Bodily Injury (% change year-over-year) Gross claim frequency (8) (2.5) (0.7) (2.7) (2.0) (2.9) (5.6) (4.7) (6.0) (2.0) (4.8) Homeowners Excluding Catastrophe Losses (% change year-over-year) Gross claim frequency (8) 8.7 7.0 7.1 (1.1) (2.9) (2.6) 6.0 7.6 5.2 1.9 Paid claim frequency (8) 9.0 8.5 5.9 (4.0) (3.7) (5.4) 7.1 2.3 4.8 (0.1) Paid claim severity (9) (0.1) 3.4 5.0 14.4 8.1 8.1 (0.2) 4.1 5.5 5.0 (1) Statistics presented for Allstate brand exclude excess and surplus lines. (2) New Issued Applications: Item counts of automobiles or homeowners insurance applications for insurance policies that were issued during the period, regardless of whether the customer was previously insured by another Allstate Protection brand. Allstate brand includes automobiles added by existing customers when they exceed the number allowed (currently 10) on a policy. (3) Average Premium - Gross Written: Gross premiums written divided by issued item count. Gross premiums written include the impacts from discounts, surcharges and ceded reinsurance premiums and exclude the impacts from mid-term premium adjustments and premium refund accruals. Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners. (4) Average Premium - Net Earned: Earned premium divided by average policies in force for the period. Earned premium includes the impacts from mid-term premium adjustments and ceded reinsurance, but does not include impacts of premium refund accruals. Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners. (5) Annualized Average Premium is calculated by annualizing net earned premium reported in the quarter and year-to-date divided by policies in force at quarter end. (6) Average underlying loss (incurred pure premium) and expense is calculated as the underlying combined ratio multiplied by the annualized average premium. (7) Renewal ratio: Renewal policies issued during the period, based on contract effective dates, divided by the total policies issued 6 months prior for auto or 12 months prior for homeowners. (8) Paid claim frequency is calculated as annualized notice counts closed with payment in the period divided by the average of policies in force with the applicable coverage during the period. Gross claim frequency is calculated as annualized notice counts received in the period divided by the average of policies in force with the applicable coverage during the period. Gross claim frequency includes all actual notice counts, regardless of their current status (open or closed) or their ultimate disposition (closed with a payment or closed without payment). Frequency statistics exclude counts associated with catastrophe events. The percent change in paid or gross claim frequency is calculated as the amount of increase or decrease in the paid or gross claim frequency in the current period compared to the same period in the prior year; divided by the prior year paid or gross claim frequency. (9) Paid claim severity is calculated by dividing the sum of paid losses and loss expenses by claims closed with a payment during the period. The percent change in paid claim severity is calculated as the amount of increase or decrease in paid claim severity in the current period compared to the same period in the prior year; divided by the prior year paid claims severity. The Allstate Corporation 4Q18 Supplement 25

The Allstate Corporation
Esurance Brand Profitability Measures and Statistics

($ in millions)	Three months ended								Twelve months ended	
	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2018	Dec. 31, 2017
Net premiums written	$ 477	$ 519	$ 459	$ 493	$ 410	$ 453	$ 408	$ 457	$ 1,948	$ 1,728
Net premiums earned										
Auto	$ 466	$ 455	$ 439	$ 411	$ 411	$ 411	$ 411	$ 403	$ 1,771	$ 1,636
Homeowners	26	22	22	20	19	19	16	14	90	68
Other personal lines	2	2	2	2	2	2	2	2	8	8
Total	$ 494	$ 479	$ 463	$ 433	$ 432	$ 432	$ 429	$ 419	$ 1,869	$ 1,712
Other revenue										
Auto	$ 19	$ 21	$ 20	$ 20	$ 17	$ 17	$ 17	$ 16	$ 80	$ 67
Total	$ 19	$ 21	$ 20	$ 20	$ 17	$ 17	$ 17	$ 16	$ 80	$ 67
Incurred losses										
Auto	$ 374	$ 346	$ 334	$ 309	$ 322	$ 322	$ 324	$ 300	$ 1,363	$ 1,268
Homeowners	16	20	28	11	9	14	21	13	75	57
Other personal lines	2	-	2	1	1	1	1	1	5	4
Total	$ 392	$ 366	$ 364	$ 321	$ 332	$ 337	$ 346	$ 314	$ 1,443	$ 1,329
Expenses										
Auto	$ 123	$ 135	$ 120	$ 121	$ 111	$ 121	$ 117	$ 123	$ 499	$ 472
Homeowners	6	8	8	7	6	9	8	8	29	31
Other personal lines	1	1	-	1	1	1	1	-	3	3
Total	$ 130	$ 144	$ 128	$ 129	$ 118	$ 131	$ 126	$ 131	$ 531	$ 506
Underwriting income (loss)										
Auto	$ (12)	$ (5)	$ 5	$ 1	$ (5)	$ (15)	$ (13)	$ (4)	$ (11)	$ (37)
Homeowners	4	(6)	(14)	2	4	(4)	(13)	(7)	(14)	(20)
Other personal lines	(1)	1	-	-	-	-	-	1	-	1
Total	$ (9)	$ (10)	$ (9)	$ 3	$ (1)	$ (19)	$ (26)	$ (10)	$ (25)	$ (56)
Loss ratio	79.3	76.4	78.6	74.1	76.8	78.0	80.7	74.9	77.2	77.6
Expense ratio [1]	22.5	25.7	23.3	25.2	23.4	26.4	25.4	27.5	24.1	25.7
Combined ratio	101.8	102.1	101.9	99.3	100.2	104.4	106.1	102.4	101.3	103.3
Loss ratio	79.3	76.4	78.6	74.1	76.8	78.0	80.7	74.9	77.2	77.6
Less: effect of catastrophe losses	1.2	2.9	6.2	0.7	0.2	3.9	5.6	1.9	2.8	2.9
effect of prior year non-catastrophe reserve reestimates	0.6	(0.2)	(0.2)	-	-	(0.2)	-	-	0.1	-
Underlying loss ratio *	77.5	73.7	72.6	73.4	76.6	74.3	75.1	73.0	74.3	74.7
Reconciliation of combined ratio to underlying combined ratio										
Combined ratio	101.8	102.1	101.9	99.3	100.2	104.4	106.1	102.4	101.3	103.3
Effect of catastrophe losses	(1.2)	(2.9)	(6.2)	(0.7)	(0.2)	(3.9)	(5.6)	(1.9)	(2.8)	(2.9)
Effect of prior year non-catastrophe reserve reestimates	(0.6)	0.2	0.2	-	-	0.2	-	-	(0.1)	-
Effect of amortization of purchased intangible assets	(0.2)	(0.2)	-	(0.2)	(0.2)	(0.2)	-	(0.3)	(0.1)	(0.2)
Underlying combined ratio *	99.8	99.2	95.9	98.4	99.8	100.5	100.5	100.2	98.3	100.2
Effect of prior year reserve reestimates on combined ratio	0.6	-	-	-	-	(0.2)	(0.2)	-	0.2	(0.1)
Effect of advertising expenses on combined ratio	7.5	10.6	8.6	8.1	6.7	9.3	8.6	8.6	8.7	8.3
Policies in Force (in thousands)										
Auto	1,488	1,463	1,432	1,399	1,352	1,369	1,388	1,400	1,488	1,352
Homeowners	95	92	88	84	79	76	69	63	95	79
Other personal lines	46	46	46	45	44	45	47	48	46	44
	1,629	1,601	1,566	1,528	1,475	1,490	1,504	1,511	1,629	1,475
New Issued Applications (in thousands)										
Auto	153	166	156	158	105	116	120	143	633	484
Homeowners	6	9	9	8	7	10	9	8	32	34
Average Premium - Gross Written ($)										
Auto (6-month policy)	608	603	602	605	586	574	564	571	605	574
Homeowners (12-month policy)	974	984	977	970	901	924	910	919	982	917
Renewal Ratio (%)										
Auto	82.8	82.9	84.3	83.5	82.2	81.8	81.9	80.4	83.3	81.5
Homeowners	84.4	85.9	86.2	84.4	85.7	85.8	86.1	83.5	85.3	85.5

[1] Other revenue is deducted from other costs and expenses in the expense ratio calculation.

The Allstate Corporation 4Q18 Supplement

26

The Allstate Corporation Encompass Brand Profitability Measures and Statistics ($ in millions) Three months ended Twelve months ended Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Dec. 31, 2018 2018 2018 2018 2017 2017 2017 2017 2018 2017 Net premiums written $ 247 $ 271 $ 275 $ 223 $ 243 $ 271 $ 285 $ 236 $ 1,016 $ 1,035 Net premiums earned Auto $ 135 $ 133 $ 135 $ 134 $ 137 $ 140 $ 143 $ 146 $ 537 $ 566 Homeowners 101 100 100 101 104 106 108 113 402 431 Other personal lines 20 21 21 22 23 23 23 24 84 93 Total $ 256 $ 254 $ 256 $ 257 $ 264 $ 269 $ 274 $ 283 $ 1,023 $ 1,090 Other revenue Auto $ 1 $ - $ 1 $ 1 $ - $ 1 $ 1 $ 1 $ 3 $ 3 Homeowners - 1 1 - 1 - - 1 2 2 Other personal lines - - - - 1 - - - - 1 Total $ 1 $ 1 $ 2 $ 1 $ 2 $ 1 $ 1 $ 2 $ 5 $ 6 Incurred losses Auto $ 99 $ 83 $ 82 $ 86 $ 88 $ 91 $ 105 $ 104 $ 350 $ 388 Homeowners 59 70 74 66 100 54 84 108 269 346 Other personal lines 17 9 9 15 11 13 10 21 50 55 Total $ 175 $ 162 $ 165 $ 167 $ 199 $ 158 $ 199 $ 233 $ 669 $ 789 Expenses Auto $ 46 $ 42 $ 46 $ 45 $ 42 $ 44 $ 47 $ 44 $ 179 $ 177 Homeowners 33 34 35 34 34 32 34 34 136 134 Other personal lines 8 7 8 8 8 7 7 7 31 29 Total $ 87 $ 83 $ 89 $ 87 $ 84 $ 83 $ 88 $ 85 $ 346 $ 340 Underwriting income (loss) Auto $ (9) $ 8 $ 8 $ 4 $ 7 $ 6 $ (8) $ (1) $ 11 $ 4 Homeowners 9 (3) (8) 1 (29) 20 (10) (28) (1) (47) Other personal lines (5) 5 4 (1) 5 3 6 (4) 3 10 Total $ (5) $ 10 $ 4 $ 4 $ (17) $ 29 $ (12) $ (33) $ 13 $ (33) Loss ratio 68.4 63.8 64.4 65.0 75.4 58.7 72.6 82.4 65.4 72.4 Expense ratio (1) 33.6 32.3 34.0 33.4 31.0 30.5 31.8 29.3 33.3 30.6 Combined ratio 102.0 96.1 98.4 98.4 106.4 89.2 104.4 111.7 98.7 103.0 Loss ratio 68.4 63.8 64.4 65.0 75.4 58.7 72.6 82.4 65.4 72.4 Less: effect of catastrophe losses 3.9 9.1 15.6 11.3 23.4 4.5 19.0 23.7 10.0 17.7 effect of prior year non-catastrophe reserve reestimates (3.5) (2.0) (2.7) (0.8) (3.4) (0.8) (2.2) 1.4 (2.3) (1.2) Underlying loss ratio * 68.0 56.7 51.5 54.5 55.4 55.0 55.8 57.3 57.7 55.9 Reconciliation of combined ratio to underlying combined ratio Combined ratio 102.0 96.1 98.4 98.4 106.4 89.2 104.4 111.7 98.7 103.0 Effect of catastrophe losses (3.9) (9.1) (15.6) (11.3) (23.4) (4.5) (19.0) (23.7) (10.0) (17.7) Effect of prior year non-catastrophe reserve reestimates 3.5 2.0 2.7 0.8 3.4 0.8 2.2 (1.4) 2.3 1.2 Underlying combined ratio * 101.6 89.0 85.5 87.9 86.4 85.5 87.6 86.6 91.0 86.5 Effect of prior year reserve reestimates on combined ratio (3.5) (1.2) (1.9) 2.3 (3.8) (0.8) (2.9) 2.1 (1.1) (1.3) Effect of advertising expenses on combined ratio 0.4 - 0.4 - 0.4 0.4 - - 0.2 0.2 Policies in Force (in thousands) Auto 502 504 507 517 530 548 571 595 502 530 Homeowners 239 240 243 248 254 262 273 284 239 254 Other personal lines 78 80 81 83 85 88 91 94 78 85 819 824 831 848 869 898 935 973 819 869 New Issued Applications (in thousands) Auto 19 21 19 17 14 13 13 12 76 52 Homeowners 9 10 10 8 7 8 8 7 37 30 Average Premium - Gross Written ($) Auto (12-month policy) 1,136 1,115 1,104 1,116 1,111 1,087 1,065 1,057 1,118 1,079 Homeowners (12-month policy) 1,766 1,730 1,701 1,698 1,706 1,703 1,667 1,659 1,724 1,684 Renewal Ratio (%) Auto 77.5 76.4 73.3 72.5 73.2 73.5 73.8 73.0 74.9 73.4 Homeowners 81.8 80.9 78.9 78.3 78.3 78.7 78.5 78.4 80.0 78.5 (1) Other revenue is deducted from other costs and expenses in the expense ratio calculation. The Allstate Corporation 4Q18 Supplement 27

The Allstate Corporation Auto Profitability Measures by Brand ($ in millions) Three months ended Twelve months ended Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Dec. 31, 2018 2018 2018 2018 2017 2017 2017 2017 2018 2017 Allstate brand auto Net premiums written $ 5,272 $ 5,357 $ 5,211 $ 5,151 $ 4,956 $ 5,096 $ 4,925 $ 4,882 $ 20,991 $ 19,859 Net premiums earned $ 5,275 $ 5,210 $ 5,131 $ 5,046 $ 5,003 $ 4,950 $ 4,884 $ 4,839 $ 20,662 $ 19,676 Other revenue 65 56 56 54 53 54 54 53 231 214 Incurred losses (3,530) (3,504) (3,437) (3,204) (3,289) (3,455) (3,442) (3,224) (13,675) (13,410) Expenses (1,434) (1,394) (1,392) (1,317) (1,363) (1,288) (1,282) (1,216) (5,537) (5,149) Underwriting income $ 376 $ 368 $ 358 $ 579 $ 404 $ 261 $ 214 $ 452 $ 1,681 $ 1,331 Loss ratio 66.9 67.2 67.0 63.5 65.7 69.8 70.5 66.6 66.2 68.1 Less: effect of catastrophe losses 1.0 2.2 3.1 - 0.7 7.3 4.2 1.4 1.6 3.4 effect of prior year non-catastrophe reserve reestimates (1.7) (1.8) (2.9) (1.5) (3.0) (3.7) (1.2) (1.6) (1.9) (2.4) Underlying loss ratio * 67.6 66.8 66.8 65.0 68.0 66.2 67.5 66.8 66.5 67.1 Expense ratio (1) 26.0 25.7 26.0 25.0 26.2 24.9 25.1 24.1 25.7 25.1 Combined ratio 92.9 92.9 93.0 88.5 91.9 94.7 95.6 90.7 91.9 93.2 Effect of catastrophe losses (1.0) (2.2) (3.1) - (0.7) (7.3) (4.2) (1.4) (1.6) (3.4) Effect of prior year non-catastrophe reserve reestimates 1.7 1.8 2.9 1.5 3.0 3.7 1.2 1.6 1.9 2.4 Underlying combined ratio * 93.6 92.5 92.8 90.0 94.2 91.1 92.6 90.9 92.2 92.2 Esurance brand auto Net premiums written $ 452 $ 487 $ 430 $ 470 $ 389 $ 427 $ 386 $ 439 $ 1,839 $ 1,641 Net premiums earned $ 466 $ 455 $ 439 $ 411 $ 411 $ 411 $ 411 $ 403 $ 1,771 $ 1,636 Other revenue 19 21 20 20 17 17 17 16 80 67 Incurred losses (374) (346) (334) (309) (322) (322) (324) (300) (1,363) (1,268) Expenses (123) (135) (120) (121) (111) (121) (117) (123) (499) (472) Underwriting (loss) income $ (12) $ (5) $ 5 $ 1 $ (5) $ (15) $ (13) $ (4) $ (11) $ (37) Loss ratio 80.3 76.0 76.1 75.2 78.3 78.3 78.9 74.4 77.0 77.5 Less: effect of catastrophe losses 0.4 1.8 3.4 0.5 - 3.6 3.6 1.0 1.5 2.1 effect of prior year non-catastrophe reserve reestimates 0.4 - (0.2) 0.3 - - 0.3 - 0.1 0.1 Underlying loss ratio * 79.5 74.2 72.9 74.4 78.3 74.7 75.0 73.4 75.4 75.3 Expense ratio (1) 22.3 25.1 22.8 24.6 22.9 25.3 24.3 26.6 23.6 24.8 Combined ratio 102.6 101.1 98.9 99.8 101.2 103.6 103.2 101.0 100.6 102.3 Effect of catastrophe losses (0.4) (1.8) (3.4) (0.5) - (3.6) (3.6) (1.0) (1.5) (2.1) Effect of prior year non-catastrophe reserve reestimates (0.4) - 0.2 (0.3) - - (0.3) - (0.1) (0.1) Effect of amortization of purchased intangible assets (0.3) (0.2) - (0.2) (0.2) (0.2) - (0.2) (0.2) (0.2) Underlying combined ratio * 101.5 99.1 95.7 98.8 101.0 99.8 99.3 99.8 98.8 99.9 Encompass brand auto Net premiums written $ 130 $ 143 $ 146 $ 118 $ 128 $ 141 $ 148 $ 125 $ 537 $ 542 Net premiums earned $ 135 $ 133 $ 135 $ 134 $ 137 $ 140 $ 143 $ 146 $ 537 $ 566 Other revenue 1 - 1 1 - 1 1 1 3 3 Incurred losses (99) (83) (82) (86) (88) (91) (105) (104) (350) (388) Expenses (46) (42) (46) (45) (42) (44) (47) (44) (179) (177) Underwriting (loss) income $ (9) $ 8 $ 8 $ 4 $ 7 $ 6 $ (8) $ (1) $ 11 $ 4 Loss ratio 73.4 62.4 60.8 64.2 64.2 65.0 73.4 71.2 65.2 68.6 Less: effect of catastrophe losses (0.7) 1.5 3.0 0.7 - 0.7 4.9 2.8 1.1 2.1 effect of prior year non-catastrophe reserve reestimates (5.2) (0.7) (0.8) - (3.6) - - - (1.6) (0.9) Underlying loss ratio * 79.3 61.6 58.6 63.5 67.8 64.3 68.5 68.4 65.7 67.4 Expense ratio (1) 33.3 31.6 33.3 32.8 30.7 30.7 32.2 29.5 32.8 30.7 Combined ratio 106.7 94.0 94.1 97.0 94.9 95.7 105.6 100.7 98.0 99.3 Effect of catastrophe losses 0.7 (1.5) (3.0) (0.7) - (0.7) (4.9) (2.8) (1.1) (2.1) Effect of prior year non-catastrophe reserve reestimates 5.2 0.7 0.8 - 3.6 - - - 1.6 0.9 Underlying combined ratio * 112.6 93.2 91.9 96.3 98.5 95.0 100.7 97.9 98.5 98.1 (1) Other revenue is deducted from other costs and expenses in the expense ratio calculation. The Allstate Corporation 4Q18 Supplement 28

The Allstate Corporation
Homeowners Profitability Measures by Brand

($ in millions)

	Three months ended								Twelve months ended	
	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2018	Dec. 31, 2017
Allstate brand homeowners										
Net premiums written	$ 1,777	$ 2,008	$ 1,949	$ 1,465	$ 1,694	$ 1,921	$ 1,847	$ 1,403	$ 7,199	$ 6,865
Net premiums earned	$ 1,787	$ 1,769	$ 1,742	$ 1,727	$ 1,725	$ 1,707	$ 1,691	$ 1,688	$ 7,025	$ 6,811
Other revenue	12	11	11	11	12	10	10	10	45	42
Incurred losses	(1,447)	(1,127)	(1,310)	(997)	(1,052)	(988)	(1,273)	(1,194)	(4,881)	(4,507)
Expenses	(454)	(440)	(413)	(410)	(433)	(410)	(381)	(397)	(1,717)	(1,621)
Underwriting (loss) income	$ (102)	$ 213	$ 30	$ 331	$ 252	$ 319	$ 47	$ 107	$ 472	$ 725
Loss ratio	81.0	63.7	75.2	57.7	61.0	57.9	75.3	70.8	69.5	66.2
Less: effect of catastrophe losses	44.7	23.6	36.0	17.3	27.8	22.4	38.4	34.1	30.5	30.7
effect of prior year non-catastrophe reserve reestimates	(0.9)	(1.0)	(1.0)	-	(2.3)	(2.3)	(1.0)	(1.7)	(0.7)	(1.8)
Underlying loss ratio *	37.2	41.1	40.2	40.4	35.5	37.8	37.9	38.4	39.7	37.3
Expense ratio [(1)]	24.7	24.3	23.1	23.1	24.4	23.4	21.9	22.9	23.8	23.2
Combined ratio	105.7	88.0	98.3	80.8	85.4	81.3	97.2	93.7	93.3	89.4
Effect of catastrophe losses	(44.7)	(23.6)	(36.0)	(17.3)	(27.8)	(22.4)	(38.4)	(34.1)	(30.5)	(30.7)
Effect of prior year non-catastrophe reserve reestimates	0.9	1.0	1.0	-	2.3	2.3	1.0	1.7	0.7	1.8
Underlying combined ratio *	61.9	65.4	63.3	63.5	59.9	61.2	59.8	61.3	63.5	60.5
Esurance brand homeowners										
Net premiums written	$ 23	$ 30	$ 27	$ 21	$ 19	$ 24	$ 20	$ 16	$ 101	$ 79
Net premiums earned	$ 26	$ 22	$ 22	$ 20	$ 19	$ 19	$ 16	$ 14	$ 90	$ 68
Incurred losses	(16)	(20)	(28)	(11)	(9)	(14)	(21)	(13)	(75)	(57)
Expenses	(6)	(8)	(8)	(7)	(6)	(9)	(8)	(8)	(29)	(31)
Underwriting income (loss)	$ 4	$ (6)	$ (14)	$ 2	$ 4	$ (4)	$ (13)	$ (7)	$ (14)	$ (20)
Loss ratio	61.5	90.9	127.3	55.0	47.3	73.7	131.3	92.9	83.4	83.8
Less: effect of catastrophe losses	15.4	27.3	63.6	5.0	5.2	10.5	56.3	28.6	27.8	23.5
effect of prior year non-catastrophe reserve reestimates	3.8	-	-	(5.0)	-	(5.2)	-	-	-	(1.5)
Underlying loss ratio *	42.3	63.6	63.7	55.0	42.1	68.4	75.0	64.3	55.6	61.8
Expense ratio [(1)]	23.1	36.4	36.3	35.0	31.6	47.4	50.0	57.1	32.2	45.6
Combined ratio	84.6	127.3	163.6	90.0	78.9	121.1	181.3	150.0	115.6	129.4
Effect of catastrophe losses	(15.4)	(27.3)	(63.6)	(5.0)	(5.2)	(10.5)	(56.3)	(28.6)	(27.8)	(23.5)
Effect of prior year non-catastrophe reserve reestimates	(3.8)	-	-	5.0	-	5.2	-	-	-	1.5
Underlying combined ratio *	65.4	100.0	100.0	90.0	73.7	115.8	125.0	121.4	87.8	107.4
Encompass brand homeowners										
Net premiums written	$ 98	$ 106	$ 108	$ 86	$ 95	$ 108	$ 112	$ 91	$ 398	$ 406
Net premiums earned	$ 101	$ 100	$ 100	$ 101	$ 104	$ 106	$ 108	$ 113	$ 402	$ 431
Other revenue	-	1	1	-	1	-	-	1	2	2
Incurred losses	(59)	(70)	(74)	(66)	(100)	(54)	(84)	(108)	(269)	(346)
Expenses	(33)	(34)	(35)	(34)	(34)	(32)	(34)	(34)	(136)	(134)
Underwriting income (loss)	$ 9	$ (3)	$ (8)	$ 1	$ (29)	$ 20	$ (10)	$ (28)	$ (1)	$ (47)
Loss ratio	58.4	70.0	74.0	65.3	96.2	50.9	77.8	95.6	66.9	80.3
Less: effect of catastrophe losses	8.9	20.0	34.0	25.7	56.7	10.3	38.9	54.0	22.1	40.1
effect of prior year non-catastrophe reserve reestimates	2.0	-	-	(1.0)	1.0	-	-	0.9	0.2	0.5
Underlying loss ratio *	47.5	50.0	40.0	40.6	38.5	40.6	38.9	40.7	44.6	39.7
Expense ratio [(1)]	32.7	33.0	34.0	33.7	31.7	30.2	31.5	29.2	33.3	30.6
Combined ratio	91.1	103.0	108.0	99.0	127.9	81.1	109.3	124.8	100.2	110.9
Effect of catastrophe losses	(8.9)	(20.0)	(34.0)	(25.7)	(56.7)	(10.3)	(38.9)	(54.0)	(22.1)	(40.1)
Effect of prior year non-catastrophe reserve reestimates	(2.0)	-	-	1.0	(1.0)	-	-	(0.9)	(0.2)	(0.5)
Underlying combined ratio *	80.2	83.0	74.0	74.3	70.2	70.8	70.4	69.9	77.9	70.3

[(1)] Other revenue is deducted from other costs and expenses in the expense ratio calculation.

The Allstate Corporation 4Q18 Supplement 29

The Allstate Corporation
Other Personal Lines Profitability Measures by Brand [1]

($ in millions)	Three months ended								Twelve months ended	
	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2018	Dec. 31, 2017
Allstate brand other personal lines										
Net premiums written	$ 420	$ 472	$ 475	$ 375	$ 410	$ 454	$ 441	$ 368	$ 1,742	$ 1,673
Net premiums earned	$ 432	$ 432	$ 432	$ 420	$ 419	$ 414	$ 411	$ 405	$ 1,716	$ 1,649
Other revenue	34	36	34	28	30	38	33	26	132	127
Incurred losses	(317)	(306)	(260)	(258)	(226)	(312)	(258)	(265)	(1,141)	(1,061)
Expenses	(163)	(161)	(148)	(144)	(158)	(158)	(148)	(138)	(616)	(602)
Underwriting (loss) income	$ (14)	$ 1	$ 58	$ 46	$ 65	$ (18)	$ 38	$ 28	$ 91	$ 113
Loss ratio	73.4	70.9	60.2	61.4	53.9	75.3	62.8	65.4	66.5	64.3
Less: effect of catastrophe losses	20.1	11.8	10.7	6.4	4.8	15.7	13.9	14.6	12.3	12.2
effect of prior year non-catastrophe reserve reestimates	2.5	1.9	(1.4)	(0.7)	1.9	0.7	(0.2)	(0.3)	0.6	0.5
Underlying loss ratio *	50.8	57.2	50.9	55.7	47.2	58.9	49.1	51.1	53.6	51.6
Expense ratio [2]	29.8	28.9	26.4	27.6	30.6	29.0	28.0	27.7	28.2	28.8
Combined ratio	103.2	99.8	86.6	89.0	84.5	104.3	90.8	93.1	94.7	93.1
Effect of catastrophe losses	(20.1)	(11.8)	(10.7)	(6.4)	(4.8)	(15.7)	(13.9)	(14.6)	(12.3)	(12.2)
Effect of prior year non-catastrophe reserve reestimates	(2.5)	(1.9)	1.4	0.7	(1.9)	(0.7)	0.2	0.3	(0.6)	(0.5)
Underlying combined ratio *	80.6	86.1	77.3	83.3	77.8	87.9	77.1	78.8	81.8	80.4
Esurance brand other personal lines										
Net premiums written	$ 2	$ 2	$ 2	$ 2	$ 2	$ 2	$ 2	$ 2	$ 8	$ 8
Net premiums earned	$ 2	$ 2	$ 2	$ 2	$ 2	$ 2	$ 2	$ 2	$ 8	$ 8
Incurred losses	(2)	-	(2)	(1)	(1)	(1)	(1)	(1)	(5)	(4)
Expenses	(1)	(1)	-	(1)	(1)	(1)	(1)	-	(3)	(3)
Underwriting (loss) income	$ (1)	$ 1	$ -	$ -	$ -	$ -	$ -	$ 1	$ -	$ 1
Encompass brand other personal lines										
Net premiums written	$ 19	$ 22	$ 21	$ 19	$ 20	$ 22	$ 25	$ 20	$ 81	$ 87
Net premiums earned	$ 20	$ 21	$ 21	$ 22	$ 23	$ 23	$ 23	$ 24	$ 84	$ 93
Incurred losses	(17)	(9)	(9)	(15)	(11)	(13)	(10)	(21)	(50)	(55)
Expenses	(8)	(7)	(8)	(8)	(8)	(7)	(7)	(7)	(31)	(29)
Underwriting (loss) income	$ (5)	$ 5	$ 4	$ (1)	$ 5	$ 3	$ 6	$ (4)	$ 3	$ 10
Loss ratio	85.0	42.9	42.9	68.2	47.8	56.5	43.5	87.5	59.5	59.1
Less: effect of catastrophe losses	10.0	4.8	9.5	9.1	13.0	-	13.0	8.3	8.3	8.6
effect of prior year non-catastrophe reserve reestimates	(20.0)	(19.1)	(28.5)	(4.6)	(21.7)	(8.7)	(26.1)	12.6	(17.9)	(10.8)
Underlying loss ratio *	95.0	57.2	61.9	63.7	56.5	65.2	56.6	66.6	69.1	61.3
Expense ratio [2]	40.0	33.3	38.1	36.3	30.5	30.5	30.4	29.2	36.9	30.1
Combined ratio	125.0	76.2	81.0	104.5	78.3	87.0	73.9	116.7	96.4	89.2
Effect of catastrophe losses	(10.0)	(4.8)	(9.5)	(9.1)	(13.0)	-	(13.0)	(8.3)	(8.3)	(8.6)
Effect of prior year non-catastrophe reserve reestimates	20.0	19.1	28.5	4.6	21.7	8.7	26.1	(12.6)	17.9	10.8
Underlying combined ratio *	135.0	90.5	100.0	100.0	87.0	95.7	87.0	95.8	106.0	91.4

[1] Other personal lines include renters, condominium, landlord and other personal lines products in Allstate Protection.
[2] Other revenue is deducted from other costs and expenses in the expense ratio calculation.

The Allstate Corporation 4Q18 Supplement 30

The Allstate Corporation
Commercial Lines Profitability Measures [1]

($ in millions)

	Three months ended								Twelve months ended	
	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2018 [3]	Dec. 31, 2017
Net premiums written	$ 177	$ 173	$ 172	$ 137	$ 125	$ 116	$ 124	$ 123	$ 659	$ 488
Net premiums earned	$ 178	$ 176	$ 165	$ 136	$ 128	$ 124	$ 118	$ 125	$ 655	$ 495
Other revenue	1	2	1	2	-	2	3	3	6	8
Incurred losses	(141)	(184)	(166)	(108)	(89)	(103)	(86)	(96)	(599)	(374)
Expenses	(38)	(37)	(37)	(37)	(37)	(38)	(37)	(36)	(149)	(148)
Underwriting (loss) income	$ -	$ (43)	$ (37)	$ (7)	$ 2	$ (15)	$ (2)	$ (4)	$ (87)	$ (19)
Loss ratio	79.2	104.5	100.6	79.4	69.5	83.1	72.9	76.8	91.5	75.5
Expense ratio [2]	20.8	19.9	21.8	25.7	28.9	29.0	28.8	26.4	21.8	28.3
Combined ratio	100.0	124.4	122.4	105.1	98.4	112.1	101.7	103.2	113.3	103.8
Reconciliation of combined ratio to underlying combined ratio										
Combined ratio	100.0	124.4	122.4	105.1	98.4	112.1	101.7	103.2	113.3	103.8
Effect of catastrophe losses on combined ratio	(5.0)	(3.4)	(2.4)	(2.2)	(1.6)	(10.5)	(1.7)	(5.6)	(3.4)	(4.8)
Effect of prior year non-catastrophe reserve reestimates	(0.6)	(23.8)	(26.7)	(15.4)	(9.3)	(4.8)	0.8	(0.8)	(16.5)	(3.6)
Underlying combined ratio *	94.4	97.2	93.3	87.5	87.5	96.8	100.8	96.8	93.4	95.4
Effect of prior year reserve reestimates on combined ratio	0.6	23.8	27.3	14.7	9.3	5.6	(1.7)	1.6	16.5	3.8
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio	-	-	0.6	(0.7)	-	0.8	(0.9)	0.8	-	0.2

(1) Commercial lines are all Allstate brand products.

(2) Other revenue is deducted from other costs and expenses in the expense ratio calculation.

(3) Includes an agreement with a transportation network company to provide commercial auto insurance coverage in select states that became effective March 1, 2018. Incurred losses are based on original pricing expectations given limited loss experience.

The Allstate Corporation 4Q18 Supplement

31

The Allstate Corporation
Discontinued Lines and Coverages Reserves

($ in millions)	Three months ended				Twelve months ended December 31,				
(net of reinsurance)	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	2018	2017	2016	2015	2014
Asbestos									
Beginning reserves	$ 882	$ 856	$ 866	$ 884	$ 884	$ 912	$ 960	$ 1,014	$ 1,017
Incurred claims and claims expense	-	44	-	-	44	61	67	39	87
Claims and claims expense paid	(16)	(18)	(10)	(18)	(62)	(89)	(115)	(93)	(90)
Ending reserves	$ 866	$ 882	$ 856	$ 866	$ 866	$ 884	$ 912	$ 960	$ 1,014
Claims and claims expense paid as a percent of ending reserves	1.8%	2.0%	1.2%	2.1%	7.2%	10.1%	12.6%	9.7%	8.9%
Environmental									
Beginning reserves	$ 174	$ 159	$ 162	$ 166	$ 166	$ 179	$ 179	$ 203	$ 208
Incurred claims and claims expense	-	20	-	-	20	10	23	1	15
Claims and claims expense paid	(4)	(5)	(3)	(4)	(16)	(23)	(23)	(25)	(20)
Ending reserves	$ 170	$ 174	$ 159	$ 162	$ 170	$ 166	$ 179	$ 179	$ 203
Claims and claims expense paid as a percent of ending reserves	2.4%	2.9%	1.9%	2.5%	9.4%	13.9%	12.8%	14.0%	9.9%
Other (1)									
Beginning reserves	$ 356	$ 348	$ 351	$ 357	$ 357	$ 354	$ 377	$ 395	$ 421
Incurred claims and claims expense	3	15	2	3	23	25	15	13	11
Claims and claims expense paid	(4)	(7)	(5)	(9)	(25)	(22)	(38)	(31)	(37)
Ending reserves	$ 355	$ 356	$ 348	$ 351	$ 355	$ 357	$ 354	$ 377	$ 395
Claims and claims expense paid as a percent of ending reserves	1.1%	2.0%	1.4%	2.6%	7.0%	6.2%	10.7%	8.2%	9.4%
Total (2)									
Beginning reserves	$ 1,412	$ 1,363	$ 1,379	$ 1,407	$ 1,407	$ 1,445	$ 1,516	$ 1,612	$ 1,646
Incurred claims and claims expense	3	79	2	3	87	96	105	53	113
Claims and claims expense paid	(24)	(30)	(18)	(31)	(103)	(134)	(176)	(149)	(147)
Ending reserves	$ 1,391	$ 1,412	$ 1,363	$ 1,379	$ 1,391	$ 1,407	$ 1,445	$ 1,516	$ 1,612
Claims and claims expense paid as a percent of ending reserves	1.7%	2.1%	1.3%	2.2%	7.4%	9.5%	12.2%	9.8%	9.1%

(1) Other includes other mass torts, workers' compensation, commercial and other.

(2) The 3-year survival ratio for the combined asbestos, environmental and other claims was 10.1, 9.2, 9.2, 10.6 and 12.0 for 2018, 2017, 2016, 2015 and 2014, respectively, and is calculated by taking the ending reserves divided by net payments made during the year.

The Allstate Corporation 4Q18 Supplement 32

The Allstate Corporation
Service Businesses Segment Results [1]

($ in millions)	Three months ended								Twelve months ended	
	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2018	Dec. 31, 2017
Service Businesses										
Net premiums written	$ 489	$ 358	$ 297	$ 287	$ 309	$ 272	$ 259	$ 254	$ 1,431	$ 1,094
Net premiums earned	$ 285	$ 275	$ 271	$ 267	$ 231	$ 225	$ 211	$ 200	$ 1,098	$ 867
Intersegment insurance premiums and service fees	33	31	29	29	28	26	28	28	122	110
Other revenue	34	16	16	16	16	17	17	16	82	66
Net investment income	9	7	6	5	5	4	4	3	27	16
Realized capital gains and losses	(5)	-	(2)	(4)	-	-	-	-	(11)	-
Claims and claims expense	(79)	(90)	(89)	(93)	(90)	(106)	(83)	(90)	(351)	(369)
Amortization of deferred policy acquisition costs	(122)	(118)	(113)	(110)	(79)	(78)	(71)	(68)	(463)	(296)
Operating costs and expenses	(149)	(125)	(118)	(119)	(132)	(115)	(116)	(104)	(511)	(467)
Amortization of purchased intangible assets	(33)	(20)	(20)	(21)	(23)	(23)	(23)	(23)	(94)	(92)
Restructuring and related charges	(3)	-	-	(1)	(11)	(1)	(1)	-	(4)	(13)
Income tax benefit	6	3	4	7	150	19	11	13	20	193
Net (loss) income applicable to common shareholders	$ (24)	$ (21)	$ (16)	$ (24)	$ 95	$ (32)	$ (23)	$ (25)	$ (85)	$ 15
Realized capital gains and losses, after-tax	4	1	1	3	-	-	-	-	9	-
Amortization of purchased intangible assets, after-tax	26	16	16	16	15	15	15	15	74	60
Tax Legislation expense (benefit)	-	4	-	-	(134)	-	-	-	4	(134)
Adjusted net income (loss)	$ 6	$ -	$ 1	$ (5)	$ (24)	$ (17)	$ (8)	$ (10)	$ 2	$ (59)

[1] Service Businesses results include SquareTrade, Arity, InfoArmor, Allstate Roadside Services and Allstate Dealer Services. SquareTrade results are on page 34 and other service businesses segment results are on page 35.

The Allstate Corporation 4Q18 Supplement

33

The Allstate Corporation
SquareTrade Results

($ in millions)

	As of or for the three months ended								As of or for the twelve months ended	
	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2018	Dec. 31, 2017
Net premiums written	$ 323	$ 194	$ 126	$ 130	$ 156	$ 104	$ 85	$ 81	$ 773 [3]	$ 426
Net premiums earned	$ 134 [4]	$ 125 [4]	$ 121 [4]	$ 123 [4]	$ 88	$ 78	$ 70	$ 59	$ 503	$ 295
Other revenue	3 [5]	-	-	-	1	-	-	-	3 [5]	1
Net investment income	4	2	2	1	1	-	-	-	9	1
Realized capital gains and losses	(4)	1	(1)	(2)	-	-	-	-	(6)	-
Claims and claims expense	(32)	(37)	(39)	(41)	(37)	(40)	(29)	(36) [6]	(149)	(142)
Amortization of deferred policy acquisition costs	(50) [4]	(47) [4]	(45) [4]	(45) [4]	(13)	(11)	(10)	(8)	(187)	(42)
Other costs and expenses	(47)	(38)	(32)	(35)	(45)	(33)	(30)	(27)	(152)	(135)
Amortization of purchased intangible assets	(20)	(20)	(20)	(21)	(23)	(23)	(23)	(23)	(81)	(92)
Restructuring and related charges	-	-	-	-	(11)	-	-	-	-	(11)
Income tax benefit	2	1	3	4	75	10	8	12	10	105
Net (loss) income applicable to common shareholders	$ (10)	$ (13)	$ (11)	$ (16)	$ 36	$ (19)	$ (14)	$ (23)	$ (50)	$ (20)
Realized capital gains and losses, after-tax	3	-	-	2	-	-	-	-	5	-
Amortization of purchased intangible assets, after-tax	16	16	16	16	15	15	15	15	64	60
Tax Legislation expense (benefit)	-	4	-	-	(62)	-	-	-	4	(62)
Adjusted net income (loss)	$ 9	$ 7	$ 5	$ 2	$ (11)	$ (4)	$ 1	$ (8)	$ 23	$ (22)
Fair value adjustments, after-tax [1]	2	2	2	2	3	2	3	4	8	12
Adjusted net income (loss), excluding purchase accounting adjustments *	$ 11	$ 9	$ 7	$ 4	$ (8)	$ (2)	$ 4	$ (4)	$ 31	$ (10)
Protection Plans in Force (in thousands) [2]	68,588	52,151	44,459	41,806	38,719	34,078	31,258	29,907	68,588 [3]	38,719
New Issued Protection Plans (in thousands)	22,110	11,120	5,319	5,564	8,210	5,122	3,586	3,840	44,113 [3]	20,758

(1) In connection with the acquisition, purchase accounting adjustments made to record the acquired assets and liabilities at their fair value for unearned premiums, contractual liability insurance policy premium expenses, and commissions paid to retailers recorded as of the acquisition date are recognized over the life of the in force contracts or approximately three years.

(2) Protection plan terms generally range between one and five years with an average term of three years.

(3) Includes the addition of a leading U.S. retailer in the second half of 2018.

(4) As a result of the adoption of the revenue from contracts with customers accounting standard on January 1, 2018, SquareTrade recognized $21 million, $24 million, $26 million and $30 million in the fourth, third, second and first quarter of 2018, respectively, of net premiums earned with a corresponding increase in amortization of deferred policy acquisition costs related to protection plans sold directly to retailers prior to January 1, 2018, for which SquareTrade is deemed to be the principal in the transaction.

(5) Other revenue relates to the acquisition of PlumChoice.

(6) Includes a $6 million favorable adjustment for loss experience.

The Allstate Corporation 4Q18 Supplement 34

The Allstate Corporation Other Service Businesses Segment Results ($ in millions) Three months ended Twelve months ended Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Dec. 31, 2018 2018 2018 2018 2017 2017 2017 2017 2018 2017 Arity (1) Intersegment service fees $ 24 $ 22 $ 21 $ 21 $ 20 $ 19 $ 20 $ 20 $ 88 $ 79 Operating costs and other expenses (28) (26) (25) (26) (25) (26) (27) (19) (105) (97) Income tax benefit (expense) 1 - 1 1 (3) 3 1 - 3 1 Net (loss) income applicable to common shareholders $ (3) $ (4) $ (3) $ (4) $ (8) $ (4) $ (6) $ 1 $ (14) $ (17) Tax Legislation expense - - - - 2 - - - - 2 Adjusted net (loss) income $ (3) $ (4) $ (3) $ (4) $ (6) $ (4) $ (6) $ 1 $ (14) $ (15) InfoArmor (1)(2) Other revenue $ 16 $ - $ - $ - $ - $ - $ - $ - $ 16 $ - Operating costs and other expenses (14) - - - - - - - (14) - Amortization of purchased intangible assets (13) - - - - - - - (13) - Income tax benefit 2 - - - - - - - 2 - Net loss applicable to common shareholders (9) - - - - - - - (9) - Amortization of purchased intangible assets, after-tax 10 - - - - - - - 10 - Adjusted net income $ 1 $ - $ - $ - $ - $ - $ - $ - $ 1 $ - Allstate Roadside Services Net premiums written $ 61 $ 65 $ 68 $ 65 $ 60 $ 68 $ 66 $ 69 $ 259 $ 263 Net premiums earned $ 65 $ 66 $ 68 $ 64 $ 64 $ 69 $ 67 $ 68 $ 263 $ 268 Intersegment insurance premiums and service fees 9 9 8 8 8 7 8 8 34 31 Other revenue 1 1 1 2 1 2 2 2 5 7 Net investment income - 1 - - - 1 - - 1 1 Realized capital gains and losses (1) - - - - - - - (1) - Claims and claims expense (36) (38) (36) (35) (35) (38) (35) (32) (145) (140) Amortization of deferred policy acquisition costs (1) (1) (2) (1) (4) (4) (4) (6) (5) (18) Operating costs and other expenses (43) (46) (45) (44) (45) (44) (45) (44) (178) (178) Restructuring and related charges (3) - - (1) - (1) (1) - (4) (2) Income tax benefit 1 2 1 2 8 3 3 1 6 15 Net loss applicable to common shareholders $ (8) $ (6) $ (5) $ (5) $ (3) $ (5) $ (5) $ (3) $ (24) $ (16) Realized capital gains and losses, after-tax 1 - - - - - - - 1 - Tax Legislation benefit - - - - (4) - - - - (4) Adjusted net loss $ (7) $ (6) $ (5) $ (5) $ (7) $ (5) $ (5) $ (3) $ (23) $ (20) Allstate Dealer Services Net premiums written $ 105 $ 99 $ 103 $ 92 $ 93 $ 100 $ 108 $ 104 $ 399 $ 405 Net premiums earned $ 86 $ 84 $ 82 $ 80 $ 79 $ 78 $ 74 $ 73 $ 332 $ 304 Other revenue 14 15 15 14 14 15 15 14 58 58 Net investment income 5 4 4 4 4 3 4 3 17 14 Realized capital gains and losses - (1) (1) (2) - - - - (4) - Claims and claims expense (11) (15) (14) (17) (18) (27) (20) (22) (57) (87) Amortization of deferred policy acquisition costs (71) (70) (66) (64) (62) (63) (57) (54) (271) (236) Operating costs and other expenses (17) (15) (16) (14) (17) (13) (13) (14) (62) (57) Income tax (expense) benefit - - (1) - 70 3 (1) - (1) 72 Net income (loss) applicable to common shareholders $ 6 $ 2 $ 3 $ 1 $ 70 $ (4) $ 2 $ - $ 12 $ 68 Realized capital gains and losses, after-tax - 1 1 1 - - - - 3 - Tax Legislation benefit - - - - (70) - - - - (70) Adjusted net income (loss) $ 6 $ 3 $ 4 $ 2 $ - $ (4) $ 2 $ - $ 15 $ (2) (1) There are no premiums written or earned for Arity or InfoArmor. (2) InfoArmor, a leading provider of identity protection in the employee benefits market, was acquired on October 5, 2018 and therefore is only included in the Service Businesses segment results for the three months ended December 31, 2018. The Allstate Corporation 4Q18 Supplement 35

The Allstate Corporation Allstate Life Segment Results and Other Statistics ($ in millions) As of or for the three months ended As or for the twelve months ended Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Sept. 30, June 30, March 31, Dec. 31, Dec. 31, 2018 2018 2018 2018 2017 2017 2017 2017 2018 2017 Premiums $ 158 $ 149 $ 149 $ 146 $ 149 $ 141 $ 140 $ 140 $ 602 $ 570 Contract charges 182 173 177 181 175 175 179 181 713 710 Other revenue (1) 35 30 28 26 33 26 28 27 119 114 Net investment income 125 128 130 122 127 119 123 120 505 489 Contract benefits (216) (193) (195) (205) (210) (173) (187) (195) (809) (765) Interest credited to contractholder funds (72) (72) (71) (70) (71) (71) (71) (69) (285) (282) Amortization of deferred policy acquisition costs (24) (36) (31) (31) (27) (25) (35) (32) (122) (119) Operating costs and expenses (105) (90) (88) (86) (98) (82) (86) (86) (369) (352) Restructuring and related charges - (1) (2) - (1) (1) - - (3) (2) Income tax expense on operations (15) (14) (19) (14) (20) (35) (28) (27) (62) (110) Adjusted net income 68 74 78 69 57 74 63 59 289 253 Realized capital gains and losses, after-tax (4) (3) (2) (2) - 1 - 1 (11) 2 DAC and DSI amortization relating to realized capital gains and losses, after-tax (2) (1) (3) (2) (2) (2) (3) (3) (8) (10) Tax Legislation (expense) benefit - (16) - - 332 - - - (16) 332 Net income applicable to common shareholders $ 62 $ 54 $ 73 $ 65 $ 387 $ 73 $ 60 $ 57 $ 254 $ 577 Premiums and Contract Charges by Product Traditional life insurance premiums $ 157 $ 149 $ 148 $ 146 $ 148 $ 141 $ 139 $ 140 $ 600 $ 568 Accident and health insurance premiums 1 - 1 - 1 - 1 - 2 2 Interest-sensitive life insurance contract charges 182 173 177 181 175 175 179 181 713 710 Total $ 340 $ 322 $ 326 $ 327 $ 324 $ 316 $ 319 $ 321 $ 1,315 $ 1,280 Proprietary Life Issued Policies (2) 46,421 35,454 37,021 30,479 47,917 34,314 36,272 30,281 149,375 148,784 Policies in Force (in thousands) (3) Life insurance Allstate agencies 1,831 1,820 1,819 1,816 1,822 1,808 1,806 1,802 1,831 1,822 Closed channels 189 196 198 200 202 208 211 212 189 202 Accident and health insurance 2 2 2 2 2 3 3 3 2 2 Total 2,022 2,018 2,019 2,018 2,026 2,019 2,020 2,017 2,022 2,026 (1) Includes gross dealer concessions received in connection with Allstate exclusive agencies and exclusive financial specialist's sales of non-proprietary products, including mutual funds, fixed and variable annuities, disability insurance and long-term care insurance. (2) Policies issued during the period. (3) Reflect the number of contracts in force. The Allstate Corporation 4Q18 Supplement 36

The Allstate Corporation
Allstate Life Analysis of Net Income

($ in millions)	Three months ended								Twelve months ended	
	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2018	Dec. 31, 2017
Benefit spread										
Premiums	$ 158	$ 149	$ 149	$ 146	$ 149	$ 141	$ 140	$ 140	$ 602	$ 570
Cost of insurance contract charges [(1)]	127	119	121	126	119	121	123	124	493	487
Contract benefits	(216)	(193)	(195)	(205)	(210)	(173)	(187)	(195)	(809)	(765)
Total benefit spread	69	75	75	67	58	89	76	69	286	292
Investment spread										
Net investment income	125	128	130	122	127	119	123	120	505	489
Interest credited to contractholder funds	(72)	(72)	(71)	(70)	(71)	(71)	(71)	(69)	(285)	(282)
Total investment spread	53	56	59	52	56	48	52	51	220	207
Surrender charges and contract maintenance expense fees [(1)]	55	54	56	55	56	54	56	57	220	223
Other revenue	35	30	28	26	33	26	28	27	119	114
Realized capital gains and losses	(5)	(3)	(3)	(3)	1	2	1	1	(14)	5
Amortization of deferred policy acquisition costs	(26)	(38)	(35)	(33)	(30)	(29)	(39)	(36)	(132)	(134)
Operating costs and expenses	(105)	(90)	(88)	(86)	(98)	(82)	(86)	(86)	(369)	(352)
Restructuring and related charges	-	(1)	(2)	-	(1)	(1)	-	-	(3)	(2)
Income tax (expense) benefit	(14)	(29)	(17)	(13)	312	(34)	(28)	(26)	(73)	224
Net income applicable to common shareholders	$ 62	$ 54	$ 73	$ 65	$ 387	$ 73	$ 60	$ 57	$ 254	$ 577
[(1)] **Reconciliation of contract charges**										
Cost of insurance contract charges	$ 127	$ 119	$ 121	$ 126	$ 119	$ 121	$ 123	$ 124	$ 493	$ 487
Surrender charges and contract maintenance expense fees	55	54	56	55	56	54	56	57	220	223
Total contract charges	$ 182	$ 173	$ 177	$ 181	$ 175	$ 175	$ 179	$ 181	$ 713	$ 710

The Allstate Corporation 4Q18 Supplement

37

The Allstate Corporation
Allstate Life Return on Equity

($ in millions)

	Twelve months ended				
	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2017
Return on Equity					
Numerator:					
Net income applicable to common shareholders [1][2]	$ 254	$ 579	$ 598	$ 585	$ 577
Denominator:					
Beginning equity	$ 2,591				
Ending equity [3]	2,441	$ 2,496	$ 2,556	$ 2,513	$ 2,591
Average Equity [4]	$ 2,516				
Return on equity	10.1 %	23.2 %	23.4 %	23.3 %	22.3 %
Adjusted Net Income Return on Adjusted Equity *					
Numerator:					
Adjusted net income [1]	$ 289	$ 278	$ 278	$ 263	$ 253
Denominator:					
Beginning equity	$ 2,591				
Less: Unrealized net capital gains and losses	234				
Goodwill	175				
Adjusted beginning equity	$ 2,182				
Ending equity [3]	$ 2,441	$ 2,496	$ 2,556	$ 2,513	$ 2,591
Less: Unrealized net capital gains and losses	53	75	88	142	234
Goodwill	175	175	175	175	175
Adjusted ending equity	$ 2,213	$ 2,246	$ 2,293	$ 2,196	$ 2,182
Average adjusted equity [4]	$ 2,198				
Adjusted net income return on adjusted equity *	13.2 %	12.4 %	12.1 %	12.0 %	11.6 %

(1) Net income applicable to common shareholders and adjusted net income reflect a trailing twelve-month period.

(2) Includes a $16 million Tax Legislation expense for the period ended December 31, 2018, a $316 million benefit for the period ended September 30, 2018, and a $332 million benefit for all other periods presented.

(3) For the periods ended September 30, 2018, June 30, 2018, March 31, 2018 and December 31, 2017, ending equity has been used due to the changes in reportable segments that were effective October 2017.

(4) Average equity and average adjusted equity are determined using a two-point average, with the beginning and ending equity and adjusted equity, respectively, for the twelve-month period as data points.

The Allstate Corporation 4Q18 Supplement 38

The Allstate Corporation
Allstate Life Reserves and Contractholder Funds

($ in millions)	Three months ended								Twelve months ended	
	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2018	Dec. 31, 2017
Reserve for life-contingent contract benefits										
Traditional life insurance	$ 2,539	$ 2,507	$ 2,482	$ 2,467	$ 2,460	$ 2,426	$ 2,420	$ 2,405	$ 2,539	$ 2,460
Accident and health insurance	138	165	169	170	176	178	180	179	138	176
Total	$ 2,677	$ 2,672	$ 2,651	$ 2,637	$ 2,636	$ 2,604	$ 2,600	$ 2,584	$ 2,677	$ 2,636
Contractholders funds, beginning balance	$ 7,650	$ 7,630	$ 7,603	$ 7,608	$ 7,559	$ 7,514	$ 7,497	$ 7,464	$ 7,608	$ 7,464
Deposits	250	237	238	240	243	236	243	251	965	973
Interest credited	72	71	71	70	71	71	70	70	284	282
Benefits, withdrawals and other adjustments										
Benefits	(58)	(59)	(56)	(59)	(58)	(54)	(66)	(63)	(232)	(241)
Surrenders and partial withdrawals	(63)	(64)	(65)	(67)	(64)	(62)	(63)	(65)	(259)	(254)
Contract charges	(177)	(176)	(175)	(176)	(177)	(175)	(176)	(176)	(704)	(704)
Net transfers from separate accounts	1	1	2	2	1	-	2	1	6	4
Other adjustments	(19)	10	12	(15)	33	29	7	15	(12)	84
Total benefits, withdrawals and other adjustments	(316)	(288)	(282)	(315)	(265)	(262)	(296)	(288)	(1,201)	(1,111)
Contractholder funds, ending balance	$ 7,656	$ 7,650	$ 7,630	$ 7,603	$ 7,608	$ 7,559	$ 7,514	$ 7,497	$ 7,656	$ 7,608

The Allstate Corporation 4Q18 Supplement 39

The Allstate Corporation
Allstate Benefits Segment Results and Other Statistics

($ in millions)	Three months ended								Twelve months ended	
	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2018	Dec. 31, 2017
Premiums	$ 253	$ 259	$ 254	$ 258	$ 244	$ 244	$ 241	$ 241	$ 1,024	$ 970
Contract charges	28	26	29	28	29	29	28	28	111	114
Net investment income	20	19	19	19	18	18	19	17	77	72
Contract benefits	(144)	(159)	(143)	(149)	(143)	(142)	(143)	(136)	(595)	(564)
Interest credited to contractholder funds	(10)	(8)	(9)	(8)	(9)	(8)	(9)	(9)	(35)	(35)
Amortization of deferred policy acquisition costs	(43)	(26)	(36)	(41)	(37)	(31)	(33)	(41)	(146)	(142)
Operating costs and expenses	(73)	(70)	(70)	(72)	(70)	(65)	(64)	(67)	(285)	(266)
Restructuring and related charges	-	-	-	-	(2)	(1)	-	-	-	(3)
Income tax expense on operations	(6)	(9)	(10)	(7)	(10)	(16)	(14)	(11)	(32)	(51)
Adjusted net income	25	32	34	28	20	28	25	22	119	95
Realized capital gains and losses, after-tax	(7)	2	-	(2)	(1)	1	-	-	(7)	-
DAC and DSI amortization relating to realized capital gains and losses, after-tax	1	-	-	-	-	-	-	-	1	-
Tax Legislation benefit	-	-	-	-	51	-	-	-	-	51
Net income applicable to common shareholders	$ 19	$ 34	$ 34	$ 26	$ 70	$ 29	$ 25	$ 22	$ 113	$ 146
Benefit ratio [(1)]	51.2	55.8	50.5	52.1	52.4	52.0	53.2	50.6	52.4	52.0
Operating expense ratio [(2)]	26.0	24.6	24.7	25.2	25.6	23.8	23.8	24.9	25.1	24.5

(1) Benefit ratio is contract benefits divided by premiums and contract charges.
(2) Operating expense ratio is operating costs and expenses divided by premiums and contract charges.

The Allstate Corporation 4Q18 Supplement 40

The Allstate Corporation
Allstate Benefits Segment Premium and Other Statistics

($ in millions)	As of or for the three months ended								As of or for the twelve months ended	
	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2018	Dec. 31, 2017
Premiums and Contract Charges by Product										
Life	$ 40	$ 39	$ 38	$ 38	$ 40	$ 41	$ 37	$ 37	$ 155	$ 155
Accident	73	75	75	74	68	70	71	71	297	280
Critical illness	117	119	119	121	117	116	116	119	476	468
Short-term disability	27	27	27	27	26	27	25	24	108	102
Other health	24	25	24	26	22	19	20	18	99	79
Total	$ 281	$ 285	$ 283	$ 286	$ 273	$ 273	$ 269	$ 269	$ 1,135	$ 1,084
New Annualized Premium Sales by Product [1]										
Life	$ 16	$ 10	$ 11	$ 8	$ 18	$ 10	$ 11	$ 9	$ 45	$ 48
Accident	49	22	20	21	55	21	21	25	112	122
Critical illness	63	22	23	25	74	22	23	28	133	147
Short-term disability	13	9	7	10	13	9	10	29	39	61
Other health	28	10	10	12	35	7	8	16	60	66
Total	$ 169	$ 73	$ 71	$ 76	$ 195	$ 69	$ 73	$ 107	$ 389	$ 444
Annualized Premium in Force [2]	$ 1,225	$ 1,234	$ 1,245	$ 1,237	$ 1,185	$ 1,187	$ 1,193	$ 1,179	$ 1,225	$ 1,185
Policies in Force (in thousands) [3]										
Life insurance	457	464	469	468	458	460	466	462	457	458
Accident and health insurance	3,751	3,777	3,814	3,792	3,575	3,575	3,598	3,530	3,751	3,575
Total	4,208	4,241	4,283	4,260	4,033	4,035	4,064	3,992	4,208	4,033

[1] New annualized premium sales reflects annualized premiums at initial customer enrollment (including new accounts and new employees or policies of existing accounts). A significant portion of Allstate Benefits business is seasonally written in the fourth quarter during many clients' annual employee benefits enrollment.
[2] Premium amount paid annually for all active policies, which have not been cancelled.
[3] Individual life and accident and health insurance policies reflect the number of contracts in force. Group life and accident and health insurance reflect certificate counts as opposed to group counts.

The Allstate Corporation 4Q18 Supplement 41

The Allstate Corporation
Allstate Benefits Return on Equity

($ in millions)

	Twelve months ended				
	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2017
Return on Equity					
Numerator:					
Net income applicable to common shareholders (1)(2)	$ 113	$ 164	$ 159	$ 150	$ 146
Denominator:					
Beginning Equity	$ 801				
Ending equity (3)	818	$ 859	$ 826	$ 803	$ 801
Average equity (4)	$ 810				
Return on equity	14.0 %	19.1 %	19.2 %	18.7 %	18.2 %
Adjusted Net Income Return on Adjusted Equity *					
Numerator:					
Adjusted net income (1)	$ 119	$ 114	$ 110	$ 101	$ 95
Beginning equity	$ 801				
Less: Unrealized net capital gains and losses	57				
Goodwill	96				
Adjusted beginning equity	$ 648				
Denominator:					
Ending equity (3)	$ 818	$ 859	$ 826	$ 803	$ 801
Less: Unrealized net capital gains and losses	(11)	(4)	(3)	8	57
Goodwill	96	96	96	96	96
Adjusted ending equity	$ 733	$ 767	$ 733	$ 699	$ 648
Average adjusted equity (4)	$ 691				
Adjusted net income return on adjusted equity *	17.2 %	14.9 %	15.0 %	14.4 %	14.7 %

(1) Net income applicable to common shareholders and adjusted net income reflect a trailing twelve-month period.
(2) Includes a $51 million Tax Legislation benefit for the periods ended September 30, 2018, June 30, 2018, March 31, 2018 and December 31, 2017.
(3) For the periods ended September 30, 2018, June 30, 2018, March 31, 2018 and December 31, 2017, ending equity has been used due to the changes in reportable segments that were effective October 2017.
(4) Average equity and average adjusted equity are determined using a two-point average, with the beginning and ending equity and adjusted equity, respectively, for the twelve-month period as data points.

The Allstate Corporation 4Q18 Supplement 42

The Allstate Corporation
Allstate Annuities Segment Results and Other Statistics

($ in millions)	As of or for the three months ended								As of or for the twelve months ended	
	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2018	Dec. 31, 2017
Contract charges	$ 4	$ 5	$ 3	$ 3	$ 4	$ 4	$ 3	$ 3	$ 15	$ 14
Net investment income	253	260	293	290	338	324	354	289	1,096	1,305
Contract benefits	(128)	(146)	(145)	(150)	(154)	(141)	(156)	(143)	(569)	(594)
Interest credited to contractholder funds	(80)	(83)	(87)	(87)	(90)	(94)	(93)	(95)	(337)	(372)
Amortization of deferred policy acquisition costs	(2)	(2)	(2)	(1)	(2)	(2)	(1)	(2)	(7)	(7)
Operating costs and expenses	(6)	(8)	(9)	(9)	(9)	(9)	(8)	(9)	(32)	(35)
Restructuring and related charges	-	-	-	-	-	1	(1)	-	-	-
Income tax expense on operations	(10)	(6)	(9)	(11)	(32)	(28)	(33)	(14)	(36)	(107)
Adjusted net income	31	20	44	35	55	55	65	29	130	204
Realized capital gains and losses, after-tax	(153)	40	5	(23)	22	11	(3)	(2)	(131)	28
Valuation changes on embedded derivatives not hedged, after-tax	(2)	1	-	4	2	(1)	(1)	-	3	-
Gain on disposition of operations, after-tax	1	1	1	1	1	1	-	2	4	4
Tax Legislation benefit	-	69	-	-	182	-	-	-	69	182
Net (loss) income applicable to common shareholders	$ (123)	$ 131	$ 50	$ 17	$ 262	$ 66	$ 61	$ 29	$ 75	$ 418
Policies in Force (in thousands) [(1)]										
Deferred annuities	127	130	133	137	142	145	148	152	127	142
Immediate annuities	84	85	87	88	89	91	92	94	84	89
	211	215	220	225	231	236	240	246	211	231

(1) Allstate Annuities in force reflect the number of contracts in force excluding sold blocks of business that remain on the balance sheet due to the dispositions of the business being effected through reinsurance arrangements.

The Allstate Corporation 4Q18 Supplement

43

The Allstate Corporation
Allstate Annuities Analysis of Net Income

($ in millions)	Three months ended								Twelve months ended	
	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2018	Dec. 31, 2017
Benefit spread										
Cost of insurance contract charges [1]	$ 3	$ 3	$ 1	$ 2	$ 3	$ 3	$ 1	$ 2	$ 9	$ 9
Contract benefits excluding the implied interest on immediate annuities with life contingencies [2]	(6)	(23)	(22)	(26)	(29)	(17)	(30)	(17)	(77)	(93)
Total benefit spread	(3)	(20)	(21)	(24)	(26)	(14)	(29)	(15)	(68)	(84)
Investment spread										
Net investment income [3]	253	260	293	290	338	324	354	289	1,096	1,305
Implied interest on immediate annuities with life contingencies [2]	(122)	(123)	(123)	(124)	(125)	(124)	(126)	(126)	(492)	(501)
Interest credited to contractholder funds	(83)	(83)	(85)	(83)	(88)	(95)	(95)	(95)	(334)	(373)
Total investment spread	48	54	85	83	125	105	133	68	270	431
Surrender charges and contract maintenance expense fees [1]	1	2	2	1	1	1	2	1	6	5
Realized capital gains and losses	(194)	51	6	(29)	33	18	(5)	(2)	(166)	44
Amortization of deferred policy acquisition costs	(2)	(2)	(2)	(1)	(2)	(2)	(1)	(2)	(7)	(7)
Operating costs and expenses	(6)	(8)	(9)	(9)	(9)	(9)	(8)	(9)	(32)	(35)
Restructuring and related charges	-	-	-	-	-	1	(1)	-	-	-
Gain on disposition of operations	2	1	2	1	1	1	2	2	6	6
Income tax benefit (expense)	31	53	(13)	(5)	139	(35)	(32)	(14)	66	58
Net income applicable to common shareholders	$ (123)	$ 131	$ 50	$ 17	$ 262	$ 66	$ 61	$ 29	$ 75	$ 418
[1] **Reconciliation of contract charges**										
Cost of insurance contract charges	$ 3	$ 3	$ 1	$ 2	$ 3	$ 3	$ 1	$ 2	$ 9	$ 9
Surrender charges and contract maintenance expense fees	1	2	2	1	1	1	2	1	6	5
Total contract charges	$ 4	$ 5	$ 3	$ 3	$ 4	$ 4	$ 3	$ 3	$ 15	$ 14
[2] **Reconciliation of contract benefits**										
Contract benefits excluding the implied interest on immediate annuities with life contingencies	$ (6)	$ (23)	$ (22)	$ (26)	$ (29)	$ (17)	$ (30)	$ (17)	$ (77)	$ (93)
Implied interest on immediate annuities with life contingencies	(122)	(123)	(123)	(124)	(125)	(124)	(126)	(126)	(492)	(501)
Total contract benefits	$ (128)	$ (146)	$ (145)	$ (150)	$ (154)	$ (141)	$ (156)	$ (143)	$ (569)	$ (594)
[3] **Performance-based net investment income**	$ 64	$ 72	$ 92	$ 97	$ 142	$ 115	$ 137	$ 69	$ 325	$ 463

The Allstate Corporation 4Q18 Supplement

44

The Allstate Corporation
Allstate Annuities Return on Equity

($ in millions)

	Twelve months ended				
	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2017
Return on Equity					
Numerator:					
Net income applicable to common shareholders [1][2]	$ 75	$ 460	$ 395	$ 406	$ 418
Denominator:					
Beginning equity	$ 4,947				
Ending equity [3]	4,944	$ 5,115	$ 5,025	$ 5,005	$ 4,947
Average equity [4]	$ 4,946				
Return on equity	1.5 %	9.0 %	7.9 %	8.1 %	8.4 %
Adjusted Net Income Return on Adjusted Equity *					
Numerator:					
Adjusted net income [1]	$ 130	$ 154	$ 189	$ 210	$ 204
Denominator:					
Beginning equity	$ 4,947				
Less: Unrealized net capital gains and losses	607				
Adjusted beginning equity	$ 4,340				
Ending equity [3]	$ 4,944	$ 5,115	$ 5,025	$ 5,005	$ 4,947
Less: Unrealized net capital gains and losses	193	241	272	278	607
Adjusted ending equity	$ 4,751	$ 4,874	$ 4,753	$ 4,727	$ 4,340
Average adjusted equity [4]	$ 4,546				
Adjusted net income return on adjusted equity *	2.9 %	3.2 %	4.0 %	4.4 %	4.7 %
Adjusted net income return on adjusted equity by product:					
Deferred annuities	10.5 %	10.2 %	11.1 %	10.5 %	11.3 %
Immediate annuities	1.9 %	2.4 %	3.2 %	3.7 %	3.8 %

(1) Net income applicable to common shareholders and adjusted net income reflect a trailing twelve-month period.
(2) Includes a $69 million Tax Legislation benefit for the period ended December 31, 2018, a $251 million benefit for the period ended September 30, 2018, and a $182 million benefit for all other periods presented.
(3) For the periods ended September 30, 2018, June 30, 2018, March 31, 2018 and December 31, 2017, ending equity has been used due to the changes in reportable segments that were effective October 2017.
(4) Average equity and average adjusted equity are determined using a two-point average, with the beginning and ending equity and adjusted equity, respectively, for the twelve-month period as data points.

The Allstate Corporation 4Q18 Supplement 45

The Allstate Corporation
Allstate Annuities Reserves and Contractholder Funds

($ in millions)	Three months ended								Twelve months ended	
	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2018	Dec. 31, 2017
Reserve for life-contingent contract benefits										
Immediate fixed annuities with life contingencies:										
Sub-standard structured settlements and group pension terminations [(1)]	$ 4,990	$ 5,010	$ 5,011	$ 5,135	$ 5,284	$ 5,027	$ 5,034	$ 5,033	$ 4,990	$ 5,284
Standard structured settlements and SPIA [(2)]	3,425	3,443	3,469	3,491	3,565	3,525	3,545	3,559	3,425	3,565
Subtotal [(3)]	8,415	8,453	8,480	8,626	8,849	8,552	8,579	8,592	8,415	8,849
Other	109	82	87	81	85	92	95	101	109	85
Total	$ 8,524	$ 8,535	$ 8,567	$ 8,707	$ 8,934	$ 8,644	$ 8,674	$ 8,693	$ 8,524	$ 8,934
Contractholder funds										
Deferred fixed annuities	$ 7,156	$ 7,423	$ 7,630	$ 7,883	$ 8,128	$ 8,341	$ 8,523	$ 8,722	$ 7,156	$ 8,128
Immediate fixed annuities without life contingencies [(4)]	2,525	2,568	2,620	2,656	2,700	2,744	2,792	2,831	2,525	2,700
Other	136	107	109	104	108	119	113	116	136	108
Total	$ 9,817	$ 10,098	$ 10,359	$ 10,643	$ 10,936	$ 11,204	$ 11,428	$ 11,669	$ 9,817	$ 10,936
Contractholders funds, beginning balance	$ 10,098	$ 10,359	$ 10,643	$ 10,936	$ 11,204	$ 11,428	$ 11,669	$ 11,915	$ 10,936	$ 11,915
Deposits	3	3	5	4	5	6	6	11	15	28
Interest credited	83	82	84	82	88	94	94	94	331	370
Benefits, withdrawals and other adjustments										
Benefits	(135)	(148)	(148)	(156)	(149)	(163)	(160)	(166)	(587)	(638)
Surrenders and partial withdrawals	(229)	(197)	(227)	(201)	(197)	(165)	(180)	(181)	(854)	(723)
Contract charges	(3)	(3)	(1)	(2)	(3)	(3)	(1)	(2)	(9)	(9)
Net transfers from separate accounts	-	-	-	-	-	-	-	1	-	1
Other adjustments	-	2	3	(20)	(12)	7	-	(3)	(15)	(8)
Total benefits, withdrawals and other adjustments	(367)	(346)	(373)	(379)	(361)	(324)	(341)	(351)	(1,465)	(1,377)
Contractholder funds, ending balance	$ 9,817	$ 10,098	$ 10,359	$ 10,643	$ 10,936	$ 11,204	$ 11,428	$ 11,669	$ 9,817	$ 10,936

(1) Includes structured settlement annuities for severe injuries or other health impairments which significantly reduced their life expectancy at the time the annuity was issued and group annuity contracts issued to sponsors of terminated pension plans.

(2) Includes life-contingent structured settlement annuities for annuitants with standard life expectancy and single premium immediate annuities with life contingencies.

(3) To the extent that unrealized gains on fixed income securities would result in a premium deficiency had those gains actually been realized, a premium deficiency reserve is recorded for certain immediate annuities with life contingencies. Liabilities of $119 million and $315 million are included in the reserve for life-contingent contract benefits with respect to this deficiency as of March 31, 2018 and December 31, 2017, respectively. The offset to this liability is recorded as a reduction of the unrealized net capital gains included in accumulated other comprehensive income. The liability was zero for all other periods presented.

(4) Includes period certain structured settlements and single premium immediate annuities without life contingencies.

The Allstate Corporation 4Q18 Supplement 46

The Allstate Corporation
Corporate and Other Segment Results

($ in millions)

	Three months ended								Twelve months ended	
	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2018	Dec. 31, 2017
Net investment income	$ 15	$ 20	$ 23	$ 13	$ 10	$ 10	$ 10	$ 11	$ 71	$ 41
Operating costs and expenses	(145) [1]	(88) [1]	(12)	(8)	(44) [1]	(93) [1]	(9)	(8)	(253)	(154)
Interest expense	(81)	(82)	(86)	(83)	(84)	(82)	(83)	(85)	(332)	(334)
Income tax benefit on operations	52	32	19	17	43	60	31	30	120	164
Preferred stock dividends	(43)	(37)	(39)	(29)	(29)	(29)	(29)	(29)	(148)	(116)
Adjusted net loss	(202)	(155)	(95)	(90)	(104)	(134)	(80)	(81)	(542)	(399)
Realized capital gains and losses, after-tax	(20)	-	(9)	(1)	(4)	-	-	-	(30)	(4)
Business combination expenses, after-tax	(7)	-	-	-	-	(1)	-	(13)	(7)	(14)
Goodwill impairment	-	-	-	-	(125)	-	-	-	-	(125)
Tax Legislation expense	-	(15)	-	-	(128)	-	-	-	(15)	(128)
Net loss applicable to common shareholders	$ (229)	$ (170)	$ (104)	$ (91)	$ (361)	$ (135)	$ (80)	$ (94)	$ (594)	$ (670)

[1] Includes a pension settlement loss of $111 million, $61 million, $36 million and $86 million for the three months ended December 31, 2018, September 30, 2018, December 31, 2017 and September 30, 2017, respectively.

The Allstate Corporation 4Q18 Supplement

47

The Allstate Corporation
Consolidated Investments

($ in millions)	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017
Consolidated Investments								
Fixed income securities, at fair value:								
Tax-exempt	$ 7,000	$ 7,252	$ 7,396	$ 6,310	$ 6,010	$ 5,479	$ 5,520	$ 5,164
Taxable	50,170	50,411	49,495	50,364	52,982	53,912	53,136	53,472
Equity securities [1][2]	5,036	6,965	6,888	6,986	6,621	6,434	6,117	5,685
Mortgage loans	4,670	4,592	4,535	4,679	4,534	4,322	4,336	4,349
Limited partnership interests [3]	7,505	7,602	7,679	7,434	6,740	6,600	6,206	5,982
Short-term, at fair value	3,027	3,071	3,123	3,424	1,944	2,198	2,175	2,753
Other	3,852	4,075	4,125	4,092	3,972	3,826	3,815	3,738
Total	$ 81,260	$ 83,968	$ 83,241	$ 83,289	$ 82,803	$ 82,771	$ 81,305	$ 81,143
Fixed income securities, at amortized cost:								
Tax-exempt	$ 6,994	$ 7,340	$ 7,438	$ 6,379	$ 6,011	$ 5,440	$ 5,482	$ 5,165
Taxable	50,140	50,278	49,312	49,830	51,514	52,168	51,419	52,029
Ratio of fair value to amortized cost	100.1 %	100.1 %	100.2 %	100.8 %	102.6 %	103.1 %	103.1 %	102.5 %
Short-term, at amortized cost	$ 3,027	$ 3,071	$ 3,123	$ 3,424	$ 1,944	$ 2,198	$ 2,175	$ 2,753

(1) Equity securities may include investments in exchange traded and mutual funds whose underlying investments are fixed income securities.
(2) Due to the adoption of the recognition and measurement accounting standard on January 1, 2018, equity securities are measured at fair value with changes in fair value recognized in realized capital gains and losses.
(3) As of December 31, 2018, we have commitments to invest in additional limited partnership interests totaling $3.03 billion.

The Allstate Corporation 4Q18 Supplement 48

The Allstate Corporation
Investments by Segment

($ in millions)

	As of December 31, 2018						
	Property-Liability	Service Businesses	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Total
Investments by Segment							
Fixed income securities, at fair value:							
Tax-exempt	$ 6,693	$ -	$ -	$ -	$ 69	$ 238	$ 7,000
Taxable	25,450	981	7,463	1,224	14,173	879	50,170
Equity securities [1][2]	3,488	131	40	51	1,299	27	5,036
Mortgage loans	390	-	1,867	205	2,208	-	4,670
Limited partnership interests	4,222	-	-	-	3,283	-	7,505
Short-term, at fair value	1,759	91	187	27	638	325	3,027
Other	1,632	-	1,252	302	666	-	3,852
Total	$ 43,634	$ 1,203	$ 10,809	$ 1,809	$ 22,336	$ 1,469	$ 81,260
Fixed income securities, at amortized cost:							
Tax-exempt	$ 6,693	$ -	$ -	$ -	$ 69	$ 232	$ 6,994
Taxable	25,746	984	7,361	1,237	13,931	881	50,140
Ratio of fair value to amortized cost	99.1 %	99.7 %	101.4 %	98.9 %	101.7 %	100.4 %	100.1 %
Short-term, at amortized cost	$ 1,759	$ 91	$ 187	$ 27	$ 638	$ 325	$ 3,027
Fixed income securities portfolio duration (in years) [3]	4.10	3.57	5.61	4.79	4.16	2.98	4.29

(1) Equity securities may include investments in exchange traded and mutual funds whose underlying investments are fixed income securities.

(2) Due to the adoption of the recognition and measurement accounting standard on January 1, 2018, equity securities are measured at fair value with changes in fair value recognized in realized capital gains and losses.

(3) Duration measures the price sensitivity of assets and liabilities to changes in interest rates.

The Allstate Corporation 4Q18 Supplement 49

The Allstate Corporation
Unrealized Net Capital Gains and Losses by Type

($ in millions)

	December 31, 2018			September 30, 2018			June 30, 2018		
	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]
Fixed income securities									
U.S. government and agencies	$ 131	$ 5,517	102.4 %	$ 9	$ 3,151	100.3 %	$ 24	$ 3,206	100.8 %
Municipal	206	9,169	102.3	99	9,415	101.1	174	9,628	101.8
Corporate	(400)	40,136	99.0	(166)	42,662	99.6	(169)	41,415	99.6
Foreign government	8	747	101.1	-	854	100.0	9	926	101.0
Asset-backed securities ("ABS")	(4)	1,045	99.6	-	979	100.0	1	1,085	100.1
Residential mortgage-backed securities ("RMBS")	87	464	123.1	96	500	123.8	96	520	122.6
Commercial mortgage-backed securities ("CMBS")	7	70	111.1	6	80	108.1	4	88	104.8
Redeemable preferred stock	1	22	104.8	1	22	104.8	2	23	109.5
Total fixed income securities	36	57,170	100.1	45	57,663	100.1	141	56,891	100.2
Equity securities [2]	-	5,036	n/a	-	6,965	n/a	-	6,888	n/a
Short-term investments	-	3,027	100.0	-	3,071	100.0	-	3,123	100.0
Derivatives	(3)	117	n/a	(3)	108	n/a	(3)	104	n/a
EMA limited partnership interests [3]	-	n/a	n/a	2	n/a	n/a	3	n/a	n/a
Unrealized net capital gains and losses, pre-tax	33			44			141		
Amounts recognized for:									
Insurance reserves [4]	-			-			-		
DAC and DSI [5]	(33)			(62)			(72)		
Amounts recognized	(33)			(62)			(72)		
Deferred income taxes	2			2			(15)		
Unrealized net capital gains and losses, after-tax	$ 2			$ (16)			$ 54		

	March 31, 2018			December 31, 2017			September 30, 2017		
	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]
Fixed income securities									
U.S. government and agencies	$ 33	$ 3,406	101.0 %	$ 36	$ 3,616	101.0 %	$ 57	$ 3,900	101.5 %
Municipal	165	8,569	102.0	275	8,328	103.4	310	7,794	104.1
Corporate	152	41,851	100.4	1,030	44,026	102.4	1,287	44,546	103.0
Foreign government	11	979	101.1	16	1,021	101.6	16	1,093	101.5
ABS	1	1,197	100.1	6	1,272	100.5	7	1,270	100.6
RMBS	97	550	121.4	98	578	120.4	99	611	119.3
CMBS	4	99	104.2	4	128	103.2	4	153	102.7
Redeemable preferred stock	2	23	109.5	2	23	109.5	3	24	114.3
Total fixed income securities	465	56,674	100.8	1,467	58,992	102.6	1,783	59,391	103.1
Equity securities [2]	-	6,986	n/a	1,160	6,621	121.2	966	6,434	117.7
Short-term investments	-	3,424	100.0	-	1,944	100.0	-	2,198	100.0
Derivatives	(1)	103	n/a	(1)	127	n/a	(2)	101	n/a
EMA limited partnership interests [3]	1	n/a	n/a	1	n/a	n/a	-	n/a	n/a
Unrealized net capital gains and losses, pre-tax	465			2,627			2,747		
Amounts recognized for:									
Insurance reserves [4]	(119)			(315)			-		
DAC and DSI [5]	(109)			(196)			(203)		
Amounts recognized	(228)			(511)			(203)		
Deferred income taxes	(50)			(454)			(893)		
Unrealized net capital gains and losses, after-tax	$ 187			$ 1,662			$ 1,651		

(1) The comparison of percentages from period to period may be distorted by investment transactions such as sales, purchases and impairment write-downs.
(2) Due to the adoption of the recognition and measurement accounting standard on January 1, 2018, equity securities are reported at fair value with changes in fair value recognized in realized capital gains and losses.
(3) Unrealized net capital gains and losses for limited partnership interests represent the Company's share of EMA limited partnerships' other comprehensive income. Fair value and amortized cost are not applicable.
(4) The insurance reserves adjustment represents the amount by which the reserve balance would increase if the net unrealized gains in the applicable product portfolios were realized and reinvested at current lower interest rates, resulting in a premium deficiency. This adjustment primarily relates to structured settlement annuities with life contingencies (a type of immediate fixed annuities).
(5) The DAC and DSI adjustment balance represents the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized gains or losses in the respective product portfolios were realized.

The Allstate Corporation 4Q18 Supplement 50

The Allstate Corporation
Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-Tax)

($ in millions)	Three months ended								Twelve months ended	
	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2018	Dec. 31, 2017
Net Investment Income										
Fixed income securities	$ 533	$ 527	$ 509	$ 508	$ 514	$ 519	$ 527	$ 518	$ 2,077	$ 2,078
Equity securities	40	35	61	34	44	37	49	44	170	174
Mortgage loans	54	52	60	51	49	52	50	55	217	206
Limited partnership interests ("LP")	142	210	173	180	293	223	253	120	705	889
Short-term	23	19	19	12	9	9	6	6	73	30
Other	67	71	68	66	62	58	60	56	272	236
Investment income, before expense	859	914	890	851	971	898	945	799	3,514	3,613
Less: Investment expense [1]	(73)	(70)	(66)	(65)	(58)	(55)	(48)	(51)	(274)	(212)
Net investment income	$ 786	$ 844	$ 824	$ 786	$ 913	$ 843	$ 897	$ 748	$ 3,240	$ 3,401
Interest-bearing investments [2]	$ 659	$ 650	$ 639	$ 622	$ 623	$ 627	$ 631	$ 625	$ 2,570	$ 2,506
Equity securities	40	35	61	34	44	37	49	44	170	174
LP and other alternative investments [3]	160	229	190	195	304	234	265	130	774	933
Investment income, before expense	$ 859	$ 914	$ 890	$ 851	$ 971	$ 898	$ 945	$ 799	$ 3,514	$ 3,613
Pre-Tax Yields [4]										
Fixed income securities	3.7 %	3.7 %	3.6 %	3.6 %	3.6 %	3.6 %	3.7 %	3.6 %	3.6 %	3.6 %
Equity securities	3.2	2.3	4.1	2.5	3.2	2.7	3.8	3.5	3.1	3.3
Mortgage loans	4.6	4.6	5.2	4.4	4.4	4.8	4.6	4.9	4.7	4.7
Limited partnership interests	7.5	11.0	9.2	10.1	17.5	13.9	16.6	8.1	9.5	14.2
Total portfolio	4.1	4.4	4.3	4.1	4.8	4.5	4.7	4.0	4.2	4.5
Interest-bearing investments	3.9	3.8	3.8	3.7	3.7	3.7	3.8	3.7	3.8	3.7
Realized Capital Gains and Losses (Pre-tax) by Transaction Type										
Impairment write-downs [5]	$ (4)	$ (5)	$ (4)	$ (1)	$ (8)	$ (23)	$ (28)	$ (43)	$ (14)	$ (102)
Change in intent write-downs [5]	-	-	-	-	(5)	(5)	(22)	(16)	-	(48)
Net other-than-temporary impairment losses recognized in earnings	(4)	(5)	(4)	(1)	(13)	(28)	(50)	(59)	(14)	(150)
Sales [5]	(76)	(22)	(75)	(42)	146	148	139	208	(215)	641
Valuation of equity investments [5]	(840)	198	34	(83)	-	-	-	-	(691)	-
Valuation and settlements of derivative instruments	26	5	20	(8)	(6)	(17)	(8)	(15)	43	(46)
Total	$ (894)	$ 176	$ (25)	$ (134)	$ 127	$ 103	$ 81	$ 134	$ (877)	$ 445
Total Return on Investment Portfolio [6]										
Net investment income	0.9 %	1.0 %	1.0 %	0.9 %	1.1 %	1.0 %	1.1 %	0.9 %	3.9 %	4.1 %
Valuation-interest bearing	(0.1)	(0.1)	(0.5)	(1.3)	(0.4)	0.2	0.5	0.3	(2.2)	0.5
Valuation-equity owned	(1.0)	0.2	-	(0.1)	0.4	0.3	0.2	0.4	(0.9)	1.3
Total	(0.2) %	1.1 %	0.5 %	(0.5) %	1.1 %	1.5 %	1.8 %	1.6 %	0.8 %	5.9 %
Average Investment Balances (in billions) [7]	$ 81.7	$ 82.4	$ 81.9	$ 81.0	$ 80.1	$ 79.4	$ 78.9	$ 79.5	$ 81.5	$ 79.6

[1] Includes $71 million and $40 million of investee level expenses (depreciation and asset level operating expenses) for the years ended December 31, 2018 and 2017, respectively and $28 million and $10 million of securities lending expenses (portion of reinvestment income on securities lending collateral paid to counterparties) for the years ended December 31, 2018 and 2017, respectively.

[2] Comprised of fixed income securities, mortgage loans, short-term investments, and other investments including bank and agent loans and derivatives.

[3] Comprised of limited partnership interests and other alternative investments, including real estate investments classified as other investments.

[4] Quarterly pre-tax yield is calculated as annualized quarterly investment income, before investment expense divided by the average of the current and prior quarter investment balances. Year-to-date pre-tax yield is calculated as annualized year-to-date investment income, before investment expense divided by the average of investment balances at the beginning of the year and the end of each quarter during the year. For the purposes of the pre-tax yield calculation, income for directly held real estate and other consolidated investments is net of investee level expenses (depreciation and asset level operating expenses reported in investment expense). Fixed income securities investment balances exclude unrealized capital gains and losses. Equity securities investment balances use cost in the calculation.

[5] Due to the adoption of the recognition and measurement accounting standard on January 1, 2018, equity securities are reported at fair value with changes in fair value recognized in valuation of equity investments, and are no longer included in impairment write-downs, change in intent write-downs and sales.

[6] Total return on investment portfolio is calculated from GAAP results, including the total of net investment income, realized capital gains and losses, the change in unrealized net capital gains and losses, and the change in the difference between fair value and carrying value of mortgage loans, cost method limited partnerships for periods prior to 2018, bank loans and agent loans divided by the average fair value balances.

[7] Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. Year-to-date average investment balances are calculated as the average of investment balances at the beginning of the year and the end of each quarter during the year. For purposes of the average investment balances calculation, unrealized capital gains and losses on fixed income securities are excluded and equity securities investment balances are at cost.

The Allstate Corporation 4Q18 Supplement 51

The Allstate Corporation
Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-Tax) by Segment

($ in millions)

	Three months ended December 31, 2018						
	Property-Liability	Service Businesses	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Total
Net Investment Income							
Fixed income securities	$ 253	$ 7	$ 89	$ 12	$ 159	$ 13	$ 533
Equity securities	28	1	-	1	9	1	40
Mortgage loans	4	-	21	3	26	-	54
Limited partnership interests ("LP")	77	-	-	-	65	-	142
Short-term	14	1	2	-	4	2	23
Other	30	-	19	4	13	1	67
Investment income, before expense	406	9	131	20	276	17	859
Less: Investment expense	(42)	-	(6)	-	(23)	(2)	(73)
Net investment income	$ 364	$ 9	$ 125	$ 20	$ 253	$ 15	$ 786
Net investment income, after-tax	$ 301	$ 7	$ 101	$ 16	$ 201	$ 13	$ 639
Interest-bearing investments [(1)]	$ 288	$ 8	$ 131	$ 19	$ 197	$ 16	$ 659
Equity securities	28	1	-	1	9	1	40
LP and other alternative investments [(2)]	90	-	-	-	70	-	160
Investment income, before expense	$ 406	$ 9	$ 131	$ 20	$ 276	$ 17	$ 859
Pre-Tax Yields [(3)]							
Fixed income securities	3.2 %	2.8 %	4.8 %	4.1 %	4.5 %	2.8 %	3.7 %
Equity securities	3.1	5.7	5.4	5.2	2.8	3.3	3.2
Mortgage loans	4.2	-	4.5	4.4	4.9	-	4.6
Limited partnership interests	7.2	-	-	-	7.8	-	7.5
Total portfolio	3.6	3.1	4.8	4.5	4.9	3.0	4.1
Interest-bearing investments	3.3	2.8	4.8	4.4	4.6	2.9	3.9
Realized Capital Gains and Losses (Pre-tax) by transaction type							
Impairment write-downs [(4)]	$ (2)	$ -	$ (1)	$ -	$ (1)	$ -	$ (4)
Change in intent write-downs [(4)]	-	-	-	-	-	-	-
Net other-than-temporary impairment losses recognized in earnings	(2)	-	(1)	-	(1)	-	(4)
Sales [(4)]	(44)	(1)	(1)	(2)	(11)	(17)	(76)
Valuation of equity investments [(4)]	(636)	(4)	(3)	(7)	(181)	(9)	(840)
Valuation and settlements of derivative instruments	27	-	-	-	(1)	-	26
Total	$ (655)	$ (5)	$ (5)	$ (9)	$ (194)	$ (26)	$ (894)

(1) Comprised of fixed income securities, mortgage loans, short-term investments, and other investments including bank and agent loans and derivatives.

(2) Comprised of limited partnership interests and other alternative investments, including real estate investments classified as other investments.

(3) Quarterly pre-tax yield is calculated as annualized quarterly investment income, before investment expense divided by the average of the current and prior quarter investment balances. For the purposes of the pre-tax yield calculation, income for directly held real estate and other consolidated investments is net of investee level expenses (depreciation and asset level operating expenses reported in investment expense). Fixed income securities investment balances exclude unrealized capital gains and losses. Equity securities investment balances use cost in the calculation.

(4) Due to the adoption of the recognition and measurement accounting standard on January 1, 2018, equity securities are reported at fair value with changes in fair value recognized in valuation of equity investments, and are no longer included in impairment write-downs, change in intent write-downs and sales.

The Allstate Corporation 4Q18 Supplement

52

The Allstate Corporation
Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-Tax) by Segment

($ in millions)

	Twelve months ended December 31, 2018						
	Property-Liability	Service Businesses	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Total
Net Investment Income							
Fixed income securities	$ 943	$ 21	$ 357	$ 48	$ 644	$ 64	$ 2,077
Equity securities	121	4	2	3	38	2	170
Mortgage loans	17	-	90	9	101	-	217
Limited partnership interests ("LP")	378	-	-	-	327	-	705
Short-term	40	2	8	1	14	8	73
Other	123	-	70	18	56	5	272
Investment income, before expense	1,622	27	527	79	1,180	79	3,514
Less: Investment expense	(158)	-	(22)	(2)	(84)	(8)	(274)
Net investment income	$ 1,464	$ 27	$ 505	$ 77	$ 1,096	$ 71	$ 3,240
Net investment income, after-tax [(1)]	$ 1,186	$ 22	$ 400	$ 61	$ 867	$ 59	$ 2,595
Interest-bearing investments [(2)]	$ 1,076	$ 23	$ 525	$ 76	$ 793	$ 77	$ 2,570
Equity securities	121	4	2	3	38	2	170
LP and other alternative investments [(3)]	425	-	-	-	349	-	774
Investment income, before expense	$ 1,622	$ 27	$ 527	$ 79	$ 1,180	$ 79	$ 3,514
Pre-Tax Yields [(4)]							
Fixed income securities	3.0 %	2.5 %	4.8 %	4.2 %	4.5 %	2.9 %	3.6 %
Equity securities	3.1	3.3	4.3	3.5	3.0	3.5	3.1
Mortgage loans	4.1	-	4.9	4.4	4.7	-	4.7
Limited partnership interests	9.3	-	-	-	9.8	-	9.5
Total portfolio	3.7	2.6	4.9	4.5	5.2	2.9	4.2
Interest-bearing investments	3.1	2.5	4.9	4.5	4.5	2.8	3.8
Realized Capital Gains and Losses (Pre-tax) by transaction type							
Impairment write-downs [(5)]	$ (5)	$ -	$ (2)	$ -	$ (7)	$ -	$ (14)
Change in intent write-downs [(5)]	-	-	-	-	-	-	-
Net other-than-temporary impairment losses recognized in earnings	(5)	-	(2)	-	(7)	-	(14)
Sales [(5)]	(148)	(5)	(8)	(2)	(23)	(29)	(215)
Valuation of equity investments [(5)]	(522)	(6)	(4)	(7)	(143)	(9)	(691)
Valuation and settlements of derivative instruments	36	-	-	-	7	-	43
Total	$ (639)	$ (11)	$ (14)	$ (9)	$ (166)	$ (38)	$ (877)

(1) Includes adjustments to provisional amounts recorded for the Tax Legislation.

(2) Comprised of fixed income securities, mortgage loans, short-term investments, and other investments including bank and agent loans and derivatives.

(3) Comprised of limited partnership interests and other alternative investments, including real estate investments classified as other investments.

(4) Year-to-date pre-tax yield is calculated as annualized year-to-date investment income, before investment expense divided by the average of investment balances at the beginning of the year and the end of each quarter during the year. For the purposes of the pre-tax yield calculation, income for directly held real estate and other consolidated investments is net of investee level expenses (depreciation and asset level operating expenses reported in investment expense). Fixed income securities investment balances exclude unrealized capital gains and losses. Equity securities investment balances use cost in the calculation.

(5) Due to the adoption of the recognition and measurement accounting standard on January 1, 2018, equity securities are reported at fair value with changes in fair value recognized in valuation of equity investments, and are no longer included in impairment write-downs, change in intent write-downs and sales.

The Allstate Corporation 4Q18 Supplement

53

The Allstate Corporation
Investment Position and Results by Strategy

($ in millions)

	As of or for the three months ended								As of or for the twelve months ended	
	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2018	Dec. 31, 2017
Market-Based [1]										
Investment Position										
Interest-bearing investments	$ 67,757	$ 68,441	$ 67,733	$ 67,934	$ 68,648	$ 69,070	$ 68,331	$ 68,836	$ 67,757	$ 68,648
Equity securities [2]	4,775	6,725	6,670	6,818	6,483	6,336	6,021	5,578	4,775	6,483
LP and other alternative investments [3]	691	764	930	828	738	694	591	555	691	738
Total	$ 73,223	$ 75,930	$ 75,333	$ 75,580	$ 75,869	$ 76,100	$ 74,943	$ 74,969	$ 73,223	$ 75,869
Investment income										
Interest-bearing investments	$ 656	$ 648	$ 638	$ 619	$ 620	$ 625	$ 629	$ 624	$ 2,561	$ 2,498
Equity securities	40	36	59	34	44	37	45	35	169	161
LP and other alternative investments	2	1	-	1	1	1	-	-	4	2
Investment income, before expense	698	685	697	654	665	663	674	659	2,734	2,661
Investee level expenses [4]	(2)	(2)	(1)	(2)	(1)	(1)	(2)	(1)	(7)	(5)
Income for yield calculation	$ 696	$ 683	$ 696	$ 652	$ 664	$ 662	$ 672	$ 658	$ 2,727	$ 2,656
Market-based pre-tax yield	3.8 %	3.7 %	3.8 %	3.5 %	3.6 %	3.6 %	3.7 %	3.6 %	3.7 %	3.6 %
Realized capital gains and losses (pre-tax) by transaction type										
Impairment write-downs [5]	$ (4)	$ (3)	$ (3)	$ (1)	$ (8)	$ (7)	$ (19)	$ (36)	$ (11)	$ (70)
Change in intent write-downs [5]	-	-	-	-	(5)	(5)	(22)	(16)	-	(48)
Net other-than-temporary impairment losses recognized in earnings	(4)	(3)	(3)	(1)	(13)	(12)	(41)	(52)	(11)	(118)
Sales [5]	(81)	(25)	(74)	(42)	141	148	129	208	(222)	626
Valuation of equity investments [5]	(853)	194	15	(83)	-	-	-	-	(727)	-
Valuation and settlements of derivative instruments	16	(3)	1	-	1	(12)	(1)	(10)	14	(22)
Total	$ (922)	$ 163	$ (61)	$ (126)	$ 129	$ 124	$ 87	$ 146	$ (946)	$ 486
Performance-Based [6]										
Investment Position										
Interest-bearing investments	$ 113	$ 124	$ 112	$ 115	$ 120	$ 130	$ 129	$ 108	$ 113	$ 120
Equity securities	261	240	218	168	138	98	96	107	261	138
LP and other alternative investments	7,663	7,674	7,578	7,426	6,676	6,443	6,137	5,959	7,663	6,676
Total	$ 8,037	$ 8,038	$ 7,908	$ 7,709	$ 6,934	$ 6,671	$ 6,362	$ 6,174	$ 8,037	$ 6,934
Investment income										
Interest-bearing investments	$ 3	$ 2	$ 1	$ 3	$ 3	$ 2	$ 2	$ 1	$ 9	$ 8
Equity securities	-	(1)	2	-	-	-	4	9	1	13
LP and other alternative investments	158	228	190	194	303	233	265	130	770	931
Investment income, before expense	161	229	193	197	306	235	271	140	780	952
Investee level expenses	(16)	(15)	(17)	(16)	(10)	(8)	(8)	(9)	(64)	(35)
Income for yield calculation	$ 145	$ 214	$ 176	$ 181	$ 296	$ 227	$ 263	$ 131	$ 716	$ 917
Performance-based pre-tax yield	7.2 %	10.8 %	9.0 %	9.9 %	17.4 %	14.0 %	16.8 %	8.7 %	9.3 %	14.3 %
Realized capital gains and losses (pre-tax) by transaction type										
Impairment write-downs	$ -	$ (2)	$ (1)	$ -	$ -	$ (16)	$ (9)	$ (7)	$ (3)	$ (32)
Change in intent write-downs	-	-	-	-	-	-	-	-	-	-
Net other-than-temporary impairment losses recognized in earnings	-	(2)	(1)	-	-	(16)	(9)	(7)	(3)	(32)
Sales	5	3	(1)	-	5	-	10	-	7	15
Valuation of equity investments	13	4	19	-	-	-	-	-	36	-
Valuation and settlements of derivative instruments	10	8	19	(8)	(7)	(5)	(7)	(5)	29	(24)
Total	$ 28	$ 13	$ 36	$ (8)	$ (2)	$ (21)	$ (6)	$ (12)	$ 69	$ (41)

(1) Market-based strategy seeks to deliver predictable earnings aligned to business needs and take advantage of short-term opportunities primarily through public and private fixed income investments and public equity securities.
(2) Equity securities may include investments in exchange traded and mutual funds whose underlying investments are fixed income securities.
(3) Market-based investments include publicly traded equity securities classified as limited partnerships.
(4) When calculating the pre-tax yields, investee level expenses are netted against income for directly held real estate and other consolidated investments.
(5) Due to the adoption of the recognition and measurement accounting standard on January 1, 2018, equity securities are reported at fair value with changes in fair value recognized in valuation of equity investments, and are no longer included in impairment write-downs, change in intent write-downs and sales.
(6) Performance-based strategy seeks to deliver attractive risk-adjusted returns and supplement market risk with idiosyncratic risk primarily through investments in private equity and real estate.

The Allstate Corporation 4Q18 Supplement 54

The Allstate Corporation
Investment Position and Results by Strategy and Segment

($ in millions)

	As of or for the three months ended December 31, 2018						
	Property-Liability	Service Businesses	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Total
Market-based [1]							
Investment Position							
Interest-bearing investments	$ 35,244	$ 1,072	$ 10,769	$ 1,759	$ 17,471	$ 1,442	$ 67,757
Equity securities [2]	3,324	131	40	50	1,203	27	4,775
LP and other alternative investments [3]	572	-	-	-	119	-	691
Total	$ 39,140	$ 1,203	$ 10,809	$ 1,809	$ 18,793	$ 1,469	$ 73,223
Investment income							
Interest-bearing investments	$ 286	$ 8	$ 131	$ 19	$ 196	$ 16	$ 656
Equity securities	28	1	-	1	9	1	40
LP and other alternative investments	2	-	-	-	-	-	2
Investment income, before expense	316	9	131	20	205	17	698
Investee level expenses [4]	(2)	-	-	-	-	-	(2)
Income for yield calculation	$ 314	$ 9	$ 131	$ 20	$ 205	$ 17	$ 696
Market-based pre-tax yield	3.2 %	3.3 %	4.8 %	4.5 %	4.5 %	3.0 %	3.8 %
Realized capital gains and losses (pre-tax) by transaction type							
Impairment write-downs [5]	$ (2)	$ -	$ (1)	$ -	$ (1)	$ -	$ (4)
Change in intent write-downs [5]	-	-	-	-	-	-	-
Net other-than-temporary impairment losses recognized in earnings	(2)	-	(1)	-	(1)	-	(4)
Sales [5]	(50)	(1)	(1)	(2)	(10)	(17)	(81)
Valuation of equity investments [5]	(642)	(4)	(3)	(7)	(188)	(9)	(853)
Valuation and settlements of derivative instruments	21	-	-	-	(5)	-	16
Total	$ (673)	$ (5)	$ (5)	$ (9)	$ (204)	$ (26)	$ (922)
Performance-based [6]							
Investment Position							
Interest-bearing investments	$ 85	$ -	$ -	$ -	$ 28	$ -	$ 113
Equity securities	164	-	-	-	97	-	261
LP and other alternative investments	4,245	-	-	-	3,418	-	7,663
Total	$ 4,494	$ -	$ -	$ -	$ 3,543	$ -	$ 8,037
Investment income							
Interest-bearing investments	$ 2	$ -	$ -	$ -	$ 1	$ -	$ 3
Equity securities	-	-	-	-	-	-	-
LP and other alternative investments	88	-	-	-	70	-	158
Investment income, before expense	90	-	-	-	71	-	161
Investee level expenses	(9)	-	-	-	(7)	-	(16)
Income for yield calculation	$ 81	$ -	$ -	$ -	$ 64	$ -	$ 145
Performance-based pre-tax yield	7.2 %	n/a	n/a	n/a	7.2 %	n/a	7.2 %
Realized capital gains and losses (pre-tax) by transaction type							
Impairment write-downs	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Change in intent write-downs	-	-	-	-	-	-	-
Net other-than-temporary impairment losses recognized in earnings	-	-	-	-	-	-	-
Sales	6	-	-	-	(1)	-	5
Valuation of equity investments	6	-	-	-	7	-	13
Valuation and settlements of derivative instruments	6	-	-	-	4	-	10
Total	$ 18	$ -	$ -	$ -	$ 10	$ -	$ 28

(1) Market-based strategy seeks to deliver predictable earnings aligned to business needs and take advantage of short-term opportunities primarily through public and private fixed income investments and public equity securities.

(2) Equity securities may include investments in exchange traded and mutual funds whose underlying investments are fixed income securities.

(3) Market-based investments include publicly traded equity securities classified as limited partnerships.

(4) When calculating the pre-tax yields, investee level expenses are netted against income for directly held real estate and other consolidated investments.

(5) Due to the adoption of the recognition and measurement accounting standard on January 1, 2018, equity securities are reported at fair value with changes in fair value recognized in valuation of equity investments, and are no longer included in impairment write-downs, change in intent write-downs and sales.

(6) Performance-based strategy seeks to deliver attractive risk-adjusted returns and supplement market risk with idiosyncratic risk primarily through investments in private equity and real estate.

The Allstate Corporation 4Q18 Supplement

55

The Allstate Corporation
Investment Position and Results by Strategy and Segment

($ in millions)

	As of or for the twelve months ended December 31, 2018						
	Property-Liability	Service Businesses	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Total
Market-based [1]							
Investment Position							
Interest-bearing investments	$ 35,244	$ 1,072	$ 10,769	$ 1,759	$ 17,471	$ 1,442	$ 67,757
Equity securities [2]	3,324	131	40	50	1,203	27	4,775
LP and other alternative investments [3]	572	-	-	-	119	-	691
Total	$ 39,140	$ 1,203	$ 10,809	$ 1,809	$ 18,793	$ 1,469	$ 73,223
Investment income							
Interest-bearing investments	$ 1,069	$ 23	$ 525	$ 76	$ 791	$ 77	$ 2,561
Equity securities	120	4	2	3	38	2	169
LP and other alternative investments	4	-	-	-	-	-	4
Investment income, before expense	1,193	27	527	79	829	79	2,734
Investee level expenses [4]	(7)	-	-	-	-	-	(7)
Income for yield calculation	$ 1,186	$ 27	$ 527	$ 79	$ 829	$ 79	$ 2,727
Market-based pre-tax yield	3.1 %	3.5 %	4.9 %	4.5 %	4.4 %	2.9 %	3.7 %
Realized capital gains and losses (pre-tax) by transaction type							
Impairment write-downs [5]	$ (2)	$ -	$ (2)	$ -	$ (7)	$ -	$ (11)
Change in intent write-downs [5]	-	-	-	-	-	-	-
Net other-than-temporary impairment losses recognized in earnings	(2)	-	(2)	-	(7)	-	(11)
Sales [5]	(155)	(5)	(8)	(2)	(23)	(29)	(222)
Valuation of equity investments [5]	(541)	(6)	(4)	(7)	(160)	(9)	(727)
Valuation and settlements of derivative instruments	19	-	-	-	(5)	-	14
Total	$ (679)	$ (11)	$ (14)	$ (9)	$ (195)	$ (38)	$ (946)
Performance-based [6]							
Investment Position							
Interest-bearing investments	$ 85	$ -	$ -	$ -	$ 28	$ -	$ 113
Equity securities	164	-	-	-	97	-	261
LP and other alternative investments	4,245	-	-	-	3,418	-	7,663
Total	$ 4,494	$ -	$ -	$ -	$ 3,543	$ -	$ 8,037
Investment income							
Interest-bearing investments	$ 7	$ -	$ -	$ -	$ 2	$ -	$ 9
Equity securities	1	-	-	-	-	-	1
LP and other alternative investments	421	-	-	-	349	-	770
Investment income, before expense	429	-	-	-	351	-	780
Investee level expenses	(38)	-	-	-	(26)	-	(64)
Income for yield calculation	$ 391	$ -	$ -	$ -	$ 325	$ -	$ 716
Performance-based pre-tax yield	9.2 %	n/a	n/a	n/a	9.4 %	n/a	9.3 %
Realized capital gains and losses (pre-tax) by transaction type							
Impairment write-downs	$ (3)	$ -	$ -	$ -	$ -	$ -	$ (3)
Change in intent write-downs	-	-	-	-	-	-	-
Net other-than-temporary impairment losses recognized in earnings	(3)	-	-	-	-	-	(3)
Sales	7	-	-	-	-	-	7
Valuation of equity investments	19	-	-	-	17	-	36
Valuation and settlements of derivative instruments	17	-	-	-	12	-	29
Total	$ 40	$ -	$ -	$ -	$ 29	$ -	$ 69

(1) Market-based strategy seeks to deliver predictable earnings aligned to business needs and take advantage of short-term opportunities primarily through public and private fixed income investments and public equity securities.

(2) Equity securities may include investments in exchange traded and mutual funds whose underlying investments are fixed income securities.

(3) Market-based investments include publicly traded equity securities classified as limited partnerships.

(4) When calculating the pre-tax yields, investee level expenses are netted against income for directly held real estate and other consolidated investments.

(5) Due to the adoption of the recognition and measurement accounting standard on January 1, 2018, equity securities are reported at fair value with changes in fair value recognized in valuation of equity investments, and are no longer included in impairment write-downs, change in intent write-downs and sales.

(6) Performance-based strategy seeks to deliver attractive risk-adjusted returns and supplement market risk with idiosyncratic risk primarily through investments in private equity and real estate.

The Allstate Corporation 4Q18 Supplement

56

The Allstate Corporation
Performance-Based Investments

($ in millions)	As of or for the three months ended								As of or for the twelve months ended	
	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2018	Dec. 31, 2017
Investment position										
Limited partnerships										
Private equity	$ 5,724	$ 5,712	$ 5,585	$ 5,437	$ 4,752	$ 4,650	$ 4,333	$ 4,139	$ 5,724	$ 4,752
Real estate	1,134	1,170	1,207	1,212	1,293	1,296	1,320	1,325	1,134	1,293
PB - limited partnerships	6,858	6,882	6,792	6,649	6,045	5,946	5,653	5,464	6,858	6,045
Non-LP										
Private equity	343	327	300	249	210	170	171	161	343	210
Real estate	836	829	816	811	679	555	538	549	836	679
PB - non-LP	1,179	1,156	1,116	1,060	889	725	709	710	1,179	889
Total										
Private equity	6,067	6,039	5,885	5,686	4,962	4,820	4,504	4,300	6,067	4,962
Real estate	1,970	1,999	2,023	2,023	1,972	1,851	1,858	1,874	1,970	1,972
Total PB	$ 8,037	$ 8,038	$ 7,908	$ 7,709	$ 6,934	$ 6,671	$ 6,362	$ 6,174	$ 8,037	$ 6,934
Investment income										
Limited partnerships										
Private equity	$ 130	$ 123	$ 152	$ 177	$ 219	$ 183	$ 209	$ 114	$ 582	$ 725
Real estate	12	87	21	3	74	40	44	6	123	164
PB - limited partnerships	142	210	173	180	293	223	253	120	705	889
Non-LP										
Private equity	2	1	4	2	3	2	5	9	9	19
Real estate	17	18	16	15	10	10	13	11	66	44
PB - non-LP	19	19	20	17	13	12	18	20	75	63
Total										
Private equity	132	124	156	179	222	185	214	123	591	744
Real estate	29	105	37	18	84	50	57	17	189	208
Total PB	$ 161	$ 229	$ 193	$ 197	$ 306	$ 235	$ 271	$ 140	$ 780	$ 952
Investee level expenses	$ (16)	$ (15)	$ (17)	$ (16)	$ (10)	$ (8)	$ (8)	$ (9)	$ (64)	$ (35)
Realized capital gains and losses										
Limited partnerships										
Private equity	$ (3)	$ 1	$ (1)	$ -	$ (3)	$ (17)	$ (8)	$ (10)	$ (3)	$ (38)
Real estate	-	(2)	-	-	2	-	4	1	(2)	7
PB - limited partnerships	(3)	(1)	(1)	-	(1)	(17)	(4)	(9)	(5)	(31)
Non-LP										
Private equity	18	13	34	(8)	(7)	(4)	(11)	(4)	57	(26)
Real estate	13	1	3	-	6	-	9	1	17	16
PB - non-LP	31	14	37	(8)	(1)	(4)	(2)	(3)	74	(10)
Total										
Private equity	15	14	33	(8)	(10)	(21)	(19)	(14)	54	(64)
Real estate	13	(1)	3	-	8	-	13	2	15	23
Total PB	$ 28	$ 13	$ 36	$ (8)	$ (2)	$ (21)	$ (6)	$ (12)	$ 69	$ (41)
Pre-Tax Yield	7.2 %	10.8 %	9.0 %	9.9 %	17.4 %	14.0 %	16.8 %	8.7 %	9.3 %	14.3 %
Internal Rate of Return [(1)]										
10 Year	10.0 %	9.3 %	9.1 %	9.0 %	8.6 %	8.5 %	8.3 %	9.5 %		
5 Year	12.3 %	13.0 %	13.1 %	13.0 %	12.8 %	12.7 %	11.9 %	11.9 %		

[(1)] The internal rate of return ("IRR") is one of the measures we use to evaluate the performance of these investments. The IRR represents the rate of return on the investments considering the cash flows paid and received and, until the investment is fully liquidated, the estimated value of investment holdings at the end of the measurement period. The calculated IRR for any measurement period is highly influenced by the values of the portfolio at the beginning and end of the period, which reflect the estimated fair values of the investments as of such dates. As a result, the IRR can vary significantly for different measurement periods based on macroeconomic or other events that impact the estimated beginning or ending portfolio value, such as the global financial crisis. Our IRR calculation method may differ from those used by other investors. The timing of the recognition of income in the financial statements may differ significantly from the cash distributions and changes in the value of these investments.

The Allstate Corporation 4Q18 Supplement

57

The Allstate Corporation
Limited Partnership Interests

($ in millions)	As of or for the three months ended								As of or for the twelve months ended	
	Dec. 31, 2018	Sept. 30, 2018	June 30, 2018	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017	Dec. 31, 2018	Dec. 31, 2017
Investment position										
Underlying investment										
Private equity	$ 5,724	$ 5,712	$ 5,585	$ 5,437	$ 4,752	$ 4,650	$ 4,333	$ 4,139	$ 5,724	$ 4,752
Real estate	1,134	1,170	1,207	1,212	1,293	1,296	1,320	1,325	1,134	1,293
Other [1]	647	720	887	785	695	654	553	518	647	695
Total	$ 7,505	$ 7,602	$ 7,679	$ 7,434	$ 6,740	$ 6,600	$ 6,206	$ 5,982	$ 7,505	$ 6,740
Accounting basis										
Equity method ("EMA")	$ 5,726	$ 5,893	$ 6,029	$ 5,771	$ 5,413	$ 5,261	$ 4,937	$ 4,689	$ 5,726	$ 5,413
Fair value [2]	1,779	1,709	1,650	1,663	1,327	1,339	1,269	1,293	1,779	1,327
Total	$ 7,505	$ 7,602	$ 7,679	$ 7,434	$ 6,740	$ 6,600	$ 6,206	$ 5,982	$ 7,505	$ 6,740
Approximate cumulative pre-tax appreciation [3]	$ 1,236	$ 1,308	$ 1,366	$ 1,347	$ 854	$ 858	$ 787	$ 611	$ 1,236	$ 854
Investment income										
Underlying investment										
Private equity	$ 130	$ 123	$ 152	$ 177	$ 219	$ 183	$ 209	$ 114	$ 582	$ 725
Real estate	12	87	21	3	74	40	44	6	123	164
Total	$ 142	$ 210	$ 173	$ 180	$ 293	$ 223	$ 253	$ 120	$ 705	$ 889
Accounting basis										
Equity method ("EMA")	$ 70	$ 135	$ 143	$ 103	$ 246	$ 159	$ 202	$ 83	$ 451	$ 690
Fair value [2]	72	75	30	77	47	64	51	37	254	199
Total	$ 142	$ 210	$ 173	$ 180	$ 293	$ 223	$ 253	$ 120	$ 705	$ 889

[1] Comprised of certain limited partnerships where the underlying assets are predominately public equity securities with changes in fair value, including distributions received, reported as realized capital gains and losses.

[2] Due to the adoption of the recognition and measurement accounting standard on January 1, 2018, limited partnerships previously reported using the cost method are now reported at fair value with changes in fair value recognized in net investment income. Prior periods continue to reflect cost method.

[3] Beginning January 1, 2018, approximate cumulative pre-tax appreciation includes limited partnerships accounted for under EMA and at fair value. Prior periods included EMA limited partnerships only.

The Allstate Corporation 4Q18 Supplement 58

Definitions of Non-GAAP Measures We believe that investors’ understanding of Allstate’s performance is enhanced by our disclosure of the following non-GAAP measures. Our methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited. Adjusted net income is net income applicable to common shareholders, excluding: • realized capital gains and losses, after-tax, except for periodic settlements and accruals on non-hedge derivative instruments, which are reported with realized capital gains and losses but included in adjusted net income, • valuation changes on embedded derivatives not hedged, after-tax, • amortization of deferred policy acquisition costs ("DAC") and deferred sales inducements (“DSI”), to the extent they resulted from the recognition of certain realized capital gains and losses or valuation changes on embedded derivatives not hedged, after-tax, • business combination expenses and the amortization of purchased intangible assets, after-tax, • gain (loss) on disposition of operations, after-tax, and • adjustments for other significant non-recurring, infrequent or unusual items, when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, or (b) there has been no similar charge or gain within the prior two years. Net income applicable to common shareholders is the GAAP measure that is most directly comparable to adjusted net income. We use adjusted net income as an important measure to evaluate our results of operations. We believe that the measure provides investors with a valuable measure of the Company's ongoing performance because it reveals trends in our insurance and financial service business that may be obscured by the net effect of realized capital gains and losses, valuation changes on embedded derivatives not hedged, business combination expenses and the amortization of purchased intangible assets, gain (loss) on disposition of operations and adjustments for other significant non-recurring, infrequent or unusual items. Realized capital gains and losses, valuation changes on embedded derivatives not hedged and gain (loss) on disposition of operations may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions, the timing of which is unrelated to the insurance underwriting process. Consistent with our intent to protect results or earn additional income, adjusted net income includes periodic settlements and accruals on certain derivative instruments that are reported in realized capital gains and losses because they do not qualify for hedge accounting or are not designated as hedges for accounting purposes. These instruments are used for economic hedges and to replicate fixed income securities, and by including them in adjusted net income, we are appropriately reflecting their trends in our performance and in a manner consistent with the economically hedged investments, product attributes (e.g. net investment income and interest credited to contractholder funds) or replicated investments. Business combination expenses are excluded because they are non-recurring in nature and the amortization of purchased intangible assets is excluded because it relates to the acquisition purchase price and is not indicative of our underlying insurance business results or trends. Non-recurring items are excluded because, by their nature, they are not indicative of our business or economic trends. Accordingly, adjusted net income excludes the effect of items that tend to be highly variable from period to period and highlights the results from ongoing operations and the underlying profitability of our business. A byproduct of excluding these items to determine adjusted net income is the transparency and understanding of their significance to net income variability and profitability while recognizing these or similar items may recur in subsequent periods. Adjusted net income is used by management along with the other components of net income applicable to common shareholders to assess our performance. We use adjusted measures of adjusted net income in incentive compensation. Therefore, we believe it is useful for investors to evaluate net income applicable to common shareholders, adjusted net income and their components separately and in the aggregate when reviewing and evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize adjusted net income results in their evaluation of our and our industry's financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the Company and management's performance. We note that the price to earnings multiple commonly used by insurance investors as a forward-looking valuation technique uses adjusted net income as the denominator. Adjusted net income should not be considered a substitute for net income applicable to common shareholders and does not reflect the overall profitability of our business. A reconciliation of adjusted net income to net income applicable to common shareholders is provided in the schedule, "Contribution to Income". Combined ratio excluding the effect of catastrophes, prior year reserve reestimates and amortization of purchased intangible assets ("underlying combined ratio") is a non-GAAP ratio, which is computed as the difference between four GAAP operating ratios: the combined ratio, the effect of catastrophes on the combined ratio, the effect of prior year non-catastrophe reserve reestimates on the combined ratio, the effect of amortization of purchased intangible assets on the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses, prior year reserve reestimates and amortization of purchased intangible assets. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year reserve reestimates are caused by unexpected loss development on historical reserves which could increase or decrease current year income. Amortization of purchased intangible assets relates to the acquisition purchase price and is not indicative of our underlying insurance business results or trends. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. We also provide it to facilitate a comparison to our outlook on the underlying combined ratio. The most directly comparable GAAP measure is the combined ratio. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business. A reconciliation of the underlying combined ratio to combined ratio is provided in the schedules "Property-Liability Results", "Allstate Brand Profitability Measures", "Esurance Brand Profitability Measures and Statistics", "Encompass Brand Profitability Measures and Statistics", "Auto Profitability Measures by Brand", "Homeowners Profitability Measures by Brand", "Other Personal Lines Profitability Measures by Brand" and "Commercial Lines Profitability Measures". Average underlying loss (incurred pure premium) and expense is calculated as the underlying combined ratio (a non-GAAP measure) multiplied by the GAAP quarterly earned premium, which is annualized (multiplied by 4) (“average premium”). We believe that this measure is useful to investors and it is used by management for the same reasons noted above for the underlying combined ratio. A reconciliation of average underlying loss and expense is provided in the schedule, "Allstate Brand Statistics". The Allstate Corporation 4Q18 Supplement 59

Definitions of Non-GAAP Measures (continued) Underlying loss ratio is a non-GAAP ratio, which is computed as the difference between three GAAP operating ratios: the loss ratio, the effect of catastrophes on the combined ratio and the effect of prior year non-catastrophe reserve reestimates on the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends that may be obscured by catastrophe losses and prior year reserve reestimates. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year reserve reestimates are caused by unexpected loss development on historical reserves. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The most directly comparable GAAP measure is the loss ratio. The underlying loss ratio should not be considered a substitute for the loss ratio and does not reflect the overall loss ratio of our business. A reconciliation of underlying loss ratio is provided in the schedules "Property-Liability Results", "Allstate Brand Profitability Measures", "Esurance Brand Profitability Measures and Statistics", "Encompass Brand Profitability Measures and Statistics", "Auto Profitability Measures by Brand", "Homeowners Profitability Measures by Brand" and "Other Personal Lines Profitability Measures by Brand". Adjusted net income return on common shareholders' equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month adjusted net income by the average of common shareholders’ equity at the beginning and at the end of the 12-months, after excluding the effect of unrealized net capital gains and losses. Return on common shareholders' equity is the most directly comparable GAAP measure. We use adjusted net income as the numerator for the same reasons we use adjusted net income, as discussed above. We use average common shareholders' equity excluding the effect of unrealized net capital gains and losses for the denominator as a representation of common shareholders’ equity primarily attributable to the Company’s earned and realized business operations because it eliminates the effect of items that are unrealized and vary significantly between periods due to external economic developments such as capital market conditions like changes in equity prices and interest rates, the amount and timing of which are unrelated to the insurance underwriting process. We use it to supplement our evaluation of net income applicable to common shareholders and return on common shareholders' equity because it excludes the effect of items that tend to be highly variable from period to period. We believe that this measure is useful to investors and that it provides a valuable tool for investors when considered along with return on common shareholders' equity because it eliminates the after-tax effects of realized and unrealized net capital gains and losses that can fluctuate significantly from period to period and that are driven by economic developments, the magnitude and timing of which are generally not influenced by management. In addition, it eliminates non-recurring items that are not indicative of our ongoing business or economic trends. A byproduct of excluding the items noted above to determine adjusted net income return on common shareholders' equity from return on common shareholders' equity is the transparency and understanding of their significance to return on common shareholders' equity variability and profitability while recognizing these or similar items may recur in subsequent periods. We use adjusted measures of adjusted net income return on common shareholders' equity in incentive compensation. Therefore, we believe it is useful for investors to have adjusted net income return on common shareholders' equity and return on common shareholders' equity when evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize adjusted net income return on common shareholders' equity results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the company and management’s utilization of capital. Adjusted net income return on common shareholders' equity should not be considered a substitute for return on common shareholders' equity and does not reflect the overall profitability of our business. A reconciliation of return on common shareholders' equity and adjusted net income return on common shareholders' equity can be found in the schedule, "Return on Common Shareholders' Equity". Adjusted net income return on adjusted equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month adjusted net income by the average of equity at the beginning and at the end of the 12-months, after excluding the effect of unrealized net capital gains and losses and goodwill. Return on equity is the most directly comparable GAAP measure. We use average equity excluding the effect of unrealized net capital gains and losses and goodwill for the denominator as a representation of equity primarily attributable to the Company’s earned and realized business operations. Unrealized net capital gains and losses are excluded because they vary significantly between periods due to external economic developments such as capital market conditions like changes in equity prices and interest rates, the amount and timing of which are unrelated to the insurance underwriting process. Goodwill is excluded because it relates to the acquisition purchase price and is not indicative of our underlying business results. We believe it is useful for investors to have adjusted net income return on adjusted equity when evaluating our performance as it represents a reliable, representative and consistent measurement of the company and management’s utilization of capital. Adjusted net income return on adjusted equity should not be considered a substitute for return on equity and does not reflect the overall profitability of our business. A reconciliation of return on equity and adjusted net income return on adjusted equity can be found in the schedules, "Allstate Life Return on Equity", "Allstate Benefits Return on Equity" and "Allstate Annuities Return on Equity". Adjusted net income, excluding purchase accounting adjustments, is a non-GAAP measure, which is computed as net income (loss) applicable to common shareholders, excluding amortization of purchased intangible assets, after-tax, and realized capital gains and losses, after-tax, and adjusted for the after-tax income statement effects of acquisition-related purchase accounting fair value adjustments to unearned premiums, contractual liability insurance policy premium expenses, and commissions paid to retailers. Net income (loss) applicable to shareholders is the GAAP measure that is most directly comparable to adjusted net income, excluding purchase accounting adjustments. We use adjusted net income, excluding purchase accounting adjustments, as an important measure to evaluate SquareTrade’s results of operations. We believe that the measure provides investors with a valuable measure of SquareTrade’s ongoing performance because it reveals trends that may be obscured by the amortization of purchased intangible assets, the acquisition-related purchase accounting fair value adjustments, and the net effects of realized capital gains and losses. Amortization of purchased intangible assets is excluded because it relates to the acquisition purchase price and is not indicative of our business results or trends. We adjust for the effects of acquisition-related purchase accounting fair value adjustments because they relate to the acquisition and their effects are not indicative of the underlying business results and trends. Realized capital gains and losses may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions, the timing of which is unrelated to SquareTrade’s operations. Adjusted net income, excluding purchase accounting adjustments, highlights the results from ongoing operations and the underlying profitability of our business and is used by management along with the other components of net income applicable to common shareholders to assess our performance. We believe it is useful for investors to evaluate net income applicable to common shareholders, adjusted net income, excluding purchase accounting adjustments, and their components separately and in the aggregate when reviewing and evaluating SquareTrade’s performance. Adjusted net income, excluding purchase accounting adjustments, should not be considered a substitute for net income applicable to common shareholders and does not reflect the overall profitability of our business. A reconciliation of net income (loss) applicable to common shareholders to adjusted net income, excluding purchase accounting adjustments, is provided in the schedule, "SquareTrade Results". Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a ratio that uses a non-GAAP measure. It is calculated by dividing common shareholders’ equity after excluding the impact of unrealized net capital gains and losses on fixed income securities and related DAC, DSI and life insurance reserves by total common shares outstanding plus dilutive potential common shares outstanding. We use the trend in book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, in conjunction with book value per common share to identify and analyze the change in net worth attributable to management efforts between periods. We believe the non-GAAP ratio is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management, and we believe it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers. We note that book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a measure commonly used by insurance investors as a valuation technique. Book value per common share is the most directly comparable GAAP measure. Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, should not be considered a substitute for book value per common share, and does not reflect the recorded net worth of our business. A reconciliation of book value per common share, excluding the impact of unrealized net capital gains on fixed income securities, and book value per common share can be found in the schedule, "Book Value per Common Share". The Allstate Corporation 4Q18 Supplement 60